This is filed pursuant to Rule 497(c).
File Nos. 2-29901 and 811-1716.

                                 The Alliance
                             ---------------------
                                  Stock Funds
                             ---------------------
                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                   For Literature: Toll Free (800) 227-4618

                          Prospectus and Application



                             October 1, 1996

Domestic Stock Funds                   Global Stock Funds
-The Alliance Fund                     -Alliance International Fund
-Alliance Growth Fund                  -Alliance Worldwide Privatization Fund
-Alliance Premier Growth Fund          -Alliance New Europe Fund
-Alliance Technology Fund              -Alliance All-Asia Investment Fund
-Alliance Quasar Fund                  -Alliance Global Small Cap Fund


                       Total Return Funds

                       -Alliance Strategic Balanced Fund
                       -Alliance Balanced Shares
                       -Alliance Income Builder Fund
                       -Alliance Utility Income Fund
                       -Alliance Growth and Income Fund

------------------------------------------------------------------------------
Table of Contents                                               Page
The Funds at a Glance ..........................................  2
Expense Information ............................................  4
Financial Highlights ...........................................  7
Glossary ....................................................... 17
Description of the Funds ....................................... 18
    Investment Objectives and Policies ......................... 18
    Additional Investment Practices ............................ 26
    Certain Fundamental Investment Policies..................... 33
    Risk Considerations ........................................ 35
Purchase and Sale of Shares .................................... 39
Management of the Funds ........................................ 42
Dividends, Distributions and Taxes ............................. 44
General Information ............................................ 46


                                    Adviser
                       Alliance Capital Management L.P.
                          1345 Avenue Of The Americas
                           New York, New York 10105

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

Each Fund offers three classes of shares through this prospectus. These shares may be purchased, at the investor's choice, at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within four years of purchase (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge, as long as the shares are held for one year or more (the "Class C shares"). See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                [LOGO FOR ALLIANCE APPEARS HERE]

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Funds At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

The Funds' Investment Adviser Is . . .

Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $168 billion in assets under management as of June 30, 1996. Alliance provides investment management services to employee benefit plans for 33 of the FORTUNE 100 companies.

Domestic Stock Funds

Alliance Fund

Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund

Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund

Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A non-diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Technology Fund

Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.

Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund

Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

Global Stock Funds

International Fund

Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

Worldwide Privatization Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund

Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.

All-Asia Investment Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Global Small Cap Fund

Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.

Total Return Funds

Strategic Balanced Fund

Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares

Seeks . . . A high return through a combination of current income and capital appreciation.

Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund

Seeks . . . Both an attractive level of current income and long-term growth of income and capital.

Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund

Seeks . . . Current income and capital appreciation through investment in the utilities industry.

Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund

Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.

A Word About Risk . . .

The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus.

Getting Started . . .

Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:

                     ----------------------------------
                            Automatic Reinvestment
                     ----------------------------------
                         Automatic Investment Program
                     ----------------------------------
                               Retirement Plans
                     ----------------------------------
                          Shareholder Communications
                     ----------------------------------
                           Dividend Direction Plans
                     ----------------------------------
                                 Auto Exchange
                     ----------------------------------
                            Systematic Withdrawals
                     ----------------------------------
                          A Choice Of Purchase Plans
                     ----------------------------------
                            Telephone Transactions
                     ----------------------------------
                              24 Hour Information
                     ----------------------------------

                                                 [LOGO OF ALLIANCE APPEARS HERE]

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

------------------------------------------------------------------------------
                              Expense Information
------------------------------------------------------------------------------
Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in a Fund and annual expenses for each class of shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.

                                                               Class A Shares             Class B Shares            Class C Shares
                                                               --------------             --------------            --------------
Maximum sales charge imposed on purchases (as a percentage of
offering price)..............................................       4.25%(a)                   None                        None

Sales charge imposed on dividend reinvestments...............         None                     None                        None

Deferred sales charge (as a
percentage of original purchase
price or redemption proceeds,
whichever is lower) .........................................        None(a)                   4.0%                        1.0%
                                                                                              during the                 during the
                                                                                              first year,                first year
                                                                                             decreasing 1.0%          0% thereafter
                                                                                            annually to 0%
                                                                                              after the
                                                                                            fourth year (b)

Exchange fee.................................................         None                      None                         None

--------------------------------------------------------------------------------
(a) Reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions within one year of purchase. See "Purchase and Sale of Shares--How to Buy Shares" -page 39.
(b) Class B shares of each Fund other than Premier Growth Fund automatically convert to Class A shares after eight years and the Class B shares of Premier Growth Fund convert to Class A shares after six years. See "Purchase and Sale of Shares--How to Buy Shares" - page 39.



                Operating Expenses                                                         Examples
-----------------------------------------------------      -----------------------------------------------------------------
Alliance Fund              Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees           .71%      .71%     .71%         After 1 year     $ 53     $ 59      $ 19       $ 29      $ 19
  12b-1 fees                .19%     1.00%    1.00%         After 3 years    $ 75     $ 80      $ 60       $ 59      $ 59
  Other expenses (a)        .18%      .19%     .18%         After 5 years    $100     $103      $103       $102      $102
                           ----      ----     ----          After 10 years   $169     $201(b)   $201(b)    $221      $221
  Total fund
    operating expenses     1.08%     1.90%    1.89%
                           ====      ====     ====

Growth Fund                Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees           .75%      .75%     .75%         After 1 year     $ 56     $ 61      $ 21       $ 31      $ 21
  12b-1 fees                .30%     1.00%    1.00%         After 3 years    $ 83     $ 84      $ 64       $ 64      $ 64
  Other expenses (a)        .30%      .30%     .30%         After 5 years    $113     $110      $110       $110      $110
                           ----      ----     ----          After 10 years   $198     $220(b)   $220(b)    $238      $238
  Total fund
     operating expenses    1.35%     2.05%    2.05%
                           ====      ====     ====

Premier Growth Fund        Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees          1.00%     1.00%    1.00%         After 1 year     $ 60     $ 65      $ 25       $ 35      $ 25
  12b-1 fees                .37%     1.00%    1.00%         After 3 years    $ 95     $ 96      $ 76       $ 75      $ 75
  Other expenses (a)        .38%      .43%     .42%         After 5 years    $133     $130      $130       $129      $129
                           ----      ----     ----          After 10 years   $240     $244(b)   $244(b)    $276      $276
  Total fund
    operating expenses     1.75%     2.43%    2.42%
                           ====      ====     ====
----------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 6.


                Operating Expenses                                                         Examples
---------------------------------------------------------      -----------------------------------------------------------------
Technology Fund                 Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees (g)            1.14%    1.14%    1.14%       After 1 year      $ 60     $ 65      $ 25       $ 35       $ 25
  12b-1 fees                      .30%    1.00%    1.00%       After 3 years     $ 95     $ 97      $ 77       $ 77       $ 77
  Other expenses (a)              .31%     .34%     .34%       After 5 years     $133     $132      $132       $132       $132
                                 ----     ----     ----        After 10 years    $240     $264(b)   $264(b)    $282       $282
  Total fund
     operating expenses          1.75%    2.48%    2.48%
                                 ====     ====     ====

Quasar Fund                     Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees (g)             .99%     .99%    1.00%       After 1 year      $ 60     $ 67      $ 27       $ 37       $ 27
  12b-1 fees                      .21%    1.00%    1.00%       After 3 years     $ 98     $102      $ 82       $ 82       $ 82
  Other expenses (a)              .63%     .66%     .65%       After 5 years     $137     $141      $141       $140       $140
                                 ----     ----     ----        After 10 years    $248     $278(b)   $278(b)    $297       $297
  Total fund
     operating expenses          1.83%    2.65%    2.64%
                                 ====     ====     ====

International Fund              Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees (g)             .92%     .92%     .92%       After 1 year      $ 59     $ 66      $ 26       $ 36       $ 26
  12b-1 fees                      .17%    1.00%    1.00%       After 3 years     $ 94     $ 99      $ 79       $ 79       $ 79
  Other expenses (a)              .63%     .63%     .61%       After 5 years     $132     $136      $136       $135       $135
                                 ----     ----     ----        After 10 years    $237     $268(b)   $268(b)    $287       $287
  Total fund
     operating expenses          1.72%    2.55%    2.53%
                                 ====     ====     ====

Worldwide Privatization Fund    Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees                1.00%    1.00%    1.00%       After 1 year      $ 61     $ 69      $ 29       $ 36       $ 26
  12b-1 fees                      .30%    1.00%    1.00%       After 3 years     $ 99     $108      $ 88       $ 80       $ 80
  Other expenses (a)              .57%     .83%     .57%       After 5 years     $139     $149      $149       $137       $137
                                 ----     ----     ----        After 10 years    $252     $293(b)   $293(b)    $290       $290
  Total fund
     operating expenses          1.87%    2.83%    2.57%
                                 ====     ====     ====

New Europe Fund                 Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees                1.07%    1.07%    1.07%       After 1 year      $ 63     $ 69      $ 29       $ 39       $ 29
  12b-1 fees                      .30%    1.00%    1.00%       After 3 years     $107     $109      $ 89       $ 89       $ 89
  Other expenses (a)              .77%     .79%     .80%       After 5 years     $153     $151      $151       $151       $151
                                 ----     ----     ----        After 10 years    $279     $301(b)   $301(b)    $319       $319
  Total fund
     operating expenses          2.14%    2.86%    2.87%
                                 ====     ====     ====

All-Asia Investment Fund        Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees                                              After 1 year      $ 85     $ 92      $ 52       $ 68       $ 58
    (after waiver) (c)           0.00%    0.00%    0.00%       After 3 years     $171     $176      $156       $173       $173
  12b-1 fees                      .30%    1.00%    1.00%       After 5 years     $257     $259      $259       $286       $286
  Other expenses                                               After 10 years    $478     $500(b)   $500(b)    $560       $560
    Administration fees
      (after waiver) (f)         0.00%    0.00%    0.00%
    Other operating expenses (a)
      (after reimbursement) (d)  4.12%    4.20%    4.84%
                                 ----     ----     ----
  Total other expenses           4.12%    4.20%    4.84%
                                 ----     ----     ----
  Total fund
     operating expenses (d)      4.42%    5.20%    5.84%
                                 ====     ====     ====

Global Small Cap Fund           Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees                1.00%    1.00%    1.00%       After 1 year      $ 67     $ 72      $ 32       $ 42       $ 32
  12b-1 fees                      .30%    1.00%    1.00%       After 3 years     $117     $119      $ 99       $ 98       $ 98
  Other expenses (a)             1.21%    1.21%    1.19%       After 5 years     $170     $168      $168       $167       $167
                                 ----     ----     ----        After 10 years    $315     $335(b)   $335(b)    $349       $349
  Total fund
     operating expenses          2.51%    3.21%    3.19%
                                 ====     ====     ====

Strategic Balanced Fund         Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees
    (after waiver) (c)            .38%     .38%     .38%       After 1 year      $ 56     $ 61       $ 21      $ 31       $ 21
  12b-1 fees                      .30%    1.00%    1.00%       After 3 years     $ 85     $ 86       $ 66      $ 66       $ 66
  Other expenses (a)              .72%     .72%     .72%       After 5 years     $116     $113       $113      $113       $113
                                 ----     ----     ----        After 10 years    $203     $225(b)    $225(b)   $243       $243

  Total fund
     operating expenses (d)      1.40%    2.10%    2.10%
                                 ====     ====     ====
--------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 6.


                 Operating Expenses                                                          Examples
----------------------------------------------------       ------------------------------------------------------------------
Balanced Shares            Class A  Class B  Class C                        Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                        -------  --------  ---------  --------  ---------
  Management fees             .63%     .63%     .63%       After 1 year       $ 56     $ 62      $ 22       $ 32      $ 22
  12b-1 fees                  .24%    1.00%    1.00%       After 3 years      $ 84     $ 88      $ 68       $ 67      $ 67
  Other expenses (a)          .51%     .53%     .52%       After 5 years      $115     $116      $116       $115      $115
                            -----    -----    -----        After 10 years     $201     $229(b)   $229(b)    $248      $248
  Total fund
    operating expenses       1.38%    2.16%    2.15%
                            =====    =====    =====

Income Builder Fund        Class A  Class B  Class C                        Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                        -------  --------  ---------  --------  ---------
  Management fees             .75%     .75%     .75%       After 1 year       $ 66     $ 71      $ 31       $ 40      $ 30
  12b-1 fees                  .30%    1.00%    1.00%       After 3 years      $114     $115      $ 95       $ 93      $ 93
  Other expenses (a)         1.33%    1.34%    1.27%       After 5 years      $164     $162      $162       $159      $159
                            -----    -----    -----        After 10 years     $303     $324(b)   $324(b)    $334      $334
  Total fund
    operating expenses       2.38%    3.09%    3.02%
                            =====    =====    =====

Utility Income Fund        Class A  Class B  Class C                        Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                        -------  --------  ---------  --------  ---------
  Management fees            0.00%    0.00%    0.00%       After 1 year       $ 57     $ 62      $ 22       $ 32      $ 22
  after waiver) (c)                                        After 3 years      $ 88     $ 89      $ 69       $ 69      $ 69
  12b-1 fees                  .30%    1.00%    1.00%       After 5 years      $121     $118      $118       $118      $118
  Other expenses (a)         1.20%    1.20%    1.20%       After 10 years     $214     $236(b)   $236(b)    $253      $253
                            -----    -----    -----
  Total fund
    operating expenses (e)   1.50%    2.20%    2.20%
                            =====    =====    =====

Growth and Income Fund     Class A  Class B  Class C                        Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                        -------  --------  ---------  --------  ---------
  Management fees             .53%     .53%     .53%       After 1 year       $ 53     $ 59      $ 19       $ 29      $ 19
  12b-1 fees                  .20%    1.00%    1.00%       After 3 years      $ 74     $ 78      $ 58       $ 58      $ 58
  Other expenses (a)          .32%     .33%     .31%       After 5 years      $ 98     $101      $101       $100      $100
                            -----    -----    -----        After 10 years     $165     $197(b)   $197(b)    $216      $216
  Total fund
    operating expenses       1.05%    1.86%    1.84%
                            =====    =====    =====
---------------------------------------------------------------------------------------------------------------------------------

  + Assumes redemption at end of period.
 ++ Assumes no redemption at end of period.
(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(b) Assumes Class B shares converted to Class A shares after eight years, or six years with respect to Premier Growth Fund

(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be .75% for Strategic Balanced Fund and Utility Income Fund and 1.00% for All-Asia Investment Fund.

(d) Net of voluntary fee waiver and/or expense reimbursement. In the absence of such waiver and/or reimbursement, total fund operating expenses for Strategic Balanced Fund would have been 1.76%, 2.47% and 2.48%, respectively, for Class A, Class B and Class C shares. In the absence of such waiver and reimbursements, other expenses for All-Asia Investment Fund would have been 9.27%, 9.32% and 9.38%, respectively for Class A, Class B and Class C shares, and total fund operating expenses for All-Asia Investment Fund would have been 10.57%, 11.32% and 11.38%, respectively, for Class A, Class B and Class C shares annualized.

(e) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 4.86%, 5.34% and 5.99%, respectively, for Class A, Class B and Class C shares.

(f) Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement net of voluntary fee waiver. In the absence of such fee waiver, the administration fee would be .15%.

(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund, Technology Fund and International Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. See "Management of the Funds--Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. The information shown in the table for Alliance Fund, Growth Fund and Technology Fund reflects annualized expenses based on the Fund's most recent fiscal periods. The information shown in the table for Premier Growth Fund reflects estimated annualized expenses for that Fund's current fiscal period. "Total Fund Operating Expenses" for Utility Income Fund are based on estimated amounts for the Fund's current fiscal year. See "Management of the Funds." "Other Expenses" for Class A, Class B and Class C shares of All-Asia Investment Fund are based on estimated amounts for the Fund's current fiscal year. The management fee rates of Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Technology Fund, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Global Small Cap Fund are higher than those paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The expense ratios for Class B and Class C shares of Technology Fund and Quasar Fund, and for each Class of shares of Global Small Cap Fund and Worldwide Privatization Fund, are higher than the expense ratios of most other mutual funds, but are comparable to the expense ratios of mutual funds whose shares are similarly priced. The examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------

The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent accountants for each Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.

                                  Net                              Net              Net
                                 Asset                         Realized and       Increase
                                 Value                          Unrealized      (Decrease) In    Dividends From  Distributions
                              Beginning Of   Net Investment   Gain (Loss) On   Net Asset Value   Net Investment    From Net
 Fiscal Year or Period           Period      Income (Loss)      Investments    From Operations       Income      Realized Gains
 ---------------------        ------------   --------------   --------------   ---------------   --------------  --------------

Alliance Fund
  Class A
  12/1/95 to 5/31/96+++.......   $ 7.72        $  .01              $ .47           $ .48             $ (.02)          $(1.07)
  Year ended 11/30/95 ........     6.63           .02               2.08            2.10               (.01)           (1.00)
  1/1/94 to 11/30/94**........     6.85           .01               (.23)           (.22)              0.00             0.00
  Year ended 12/31/93 ........     6.68           .02                .93             .95               (.02)            (.76)
  Year ended 12/31/92 ........     6.29           .05                .87             .92               (.05)            (.48)
  Year ended 12/31/91 ........     5.22           .07               1.70            1.77               (.07)            (.63)
  Year ended 12/31/90 ........     6.87           .09               (.32)           (.23)              (.18)           (1.24)
  Year ended 12/31/89 ........     5.60           .12               1.19            1.31               (.04)            0.00
  Year ended 12/31/88 ........     5.15           .08                .80             .88               (.08)            (.35)
  Year ended 12/31/87 ........     6.87           .08                .27             .35               (.13)           (1.94)
  Year ended 12/31/86 ........    11.15           .11                .87             .98               (.10)           (5.16)
  Year ended 12/31/85 ........     9.18           .20               2.51            2.71               (.23)            (.51)

  Class B
  12/1/95 to 5/31/96+++.......   $ 7.49        $ (.02)             $ .46           $ .44             $ 0.00           $(1.07)
  Year ended 11/30/95 ........     6.50          (.01)              2.00            1.99               0.00            (1.00)
  1/1/94 to 11/30/94**........     6.76          (.03)              (.23)           (.26)              0.00             0.00
  Year ended 12/31/93 ........     6.64          (.03)               .91             .88               0.00             (.76)
  Year ended 12/31/92 ........     6.27          (.01)(b)            .87             .86               (.01)            (.48)
  3/4/91++ to 12/31/91........     6.14           .01(b)             .79             .80               (.04)            (.63)

  Class C
  12/1/95 to 5/31/96+++.......   $ 7.50        $ (.02)             $ .45           $ .43             $ 0.00           $(1.07)
  Year ended 11/30/95 ........     6.50          (.02)              2.02            2.00               0.00            (1.00)
  1/1/94 to 11/30/94**........     6.77          (.03)              (.24)           (.27)              0.00             0.00
  5/3/93++ to 12/31/93........     6.67          (.02)               .88             .86               0.00             (.76)

Growth Fund (i)

  Class A
  11/1/95 to 4/30/96+++.......   $29.48        $  .04              $3.56           $3.60             $ (.19)          $ (.63)
  Year ended 10/31/95 ........    25.08           .12               4.80            4.92               (.11)            (.41)
  5/1/94 to 10/31/94**........    23.89           .09               1.10            1.19               0.00             0.00
  Year ended 4/30/94 .........    22.67          (.01)(c)           3.55            3.54               0.00            (2.32)
  Year ended 4/30/93 .........    20.31           .05(c)            3.68            3.73               (.14)           (1.23)
  Year ended 4/30/92 .........    17.94           .29(c)            3.95            4.24               (.26)           (1.61)
  9/4/90++ to 4/30/91 ........    13.61           .17(c)            4.22            4.39               (.06)            0.00

  Class B
  11/1/95 to 4/30/96+++.......   $24.78        $ (.05)             $2.99           $2.94             $ 0.00           $ (.63)
  Year ended 10/31/95 ........    21.21          (.02)              4.01            3.99               (.01)            (.41)
  5/1/94 to 10/31/94**........    20.27           .01                .93             .94               0.00             0.00
  Year ended 4/30/94 .........    19.68          (.07)(c)           2.98            2.91               0.00            (2.32)
  Year ended 4/30/93 .........    18.16          (.06)(c)           3.23            3.17               (.03)           (1.62)
  Year ended 4/30/92 .........    16.88           .17(c)            3.67            3.84               (.21)           (2.35)
  Year ended 4/30/91 .........    14.38           .08(c)            3.22            3.30               (.09)            (.71)
  Year ended 4/30/90 .........    14.13           .01(b)(c)         1.26            1.27               0.00            (1.02)
  Year ended 4/30/89 .........    12.76          (.01)(c)           2.44            2.43               0.00            (1.06)
  10/23/87+ to 4/30/88........    10.00          (.02)(c)           2.78            2.76               0.00             0.00

  Class C
  11/1/95 to 4/30/96+++.......   $24.79        $ (.05)             $2.99           $2.94             $ 0.00           $ (.63)
  Year ended 10/31/95 ........    21.22          (.03)              4.02            3.99               (.01)            (.41)
  5/1/94 to 10/31/94**........    20.28           .01                .93             .94               0.00             0.00
  8/2/93++ to 4/30/94 ........    21.47          (.02)(c)           1.15            1.13               0.00            (2.32)

Premier Growth Fund

  Class A
  12/1/95 to 5/31/96+++.......   $16.09        $ (.03)             $1.26           $1.23             $ 0.00           $(1.27)
  Year ended 11/30/95 ........    11.41          (.03)              5.38            5.35               0.00             (.67)
  Year ended 11/30/94 ........    11.78          (.09)              (.28)           (.37)              0.00             0.00
  Year ended 11/30/93 ........    10.79          (.05)              1.05            1.00               (.01)            0.00
  9/28/92+ to 11/30/92........    10.00           .01                .78             .79               0.00             0.00

  Class B
  12/1/95 to 5/31/96+++.......   $15.81        $ (.08)             $1.23           $1.15             $ 0.00           $(1.27)
  Year ended 11/30/95 ........    11.29          (.11)              5.30            5.19               0.00             (.67)
  Year ended 11/30/94 ........    11.72          (.15)              (.28)           (.43)              0.00             0.00
  Year ended 11/30/93 ........    10.79          (.10)              1.03             .93               0.00             0.00
  9/28/92+ to 11/30/92........    10.00          0.00                .79             .79               0.00             0.00

  Class C
  12/1/95 to 5/31/96+++.......   $15.82        $ (.08)             $1.24           $1.16             $ 0.00           $(1.27)
  Year ended 11/30/95 ........    11.30          (.08)              5.27            5.19               0.00             (.67)
  Year ended 11/30/94 ........    11.72          (.09)              (.33)           (.42)              0.00             0.00
  5/3/93++ to 11/30/93........    10.48          (.05)              1.29            1.24               0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 16.

                                                               Total        Net Assets                 Ratio Of Net
                                  Total        Net Asset    Investment      At End Of     Ratio Of     Investment
                                Dividends        Value      Return Based     Period       Expenses    Income (Loss)
                                  And           End Of      on Net Asset     (000's      To Average     To Average       Portfolio
 Fiscal Year or Period        Distributions     Period       Value (a)      omitted)     Net Assets     Net Assets     Turnover Rate
 ---------------------        ----------------   ---------  ------------   ----------    ----------   -------------    -------------

Alliance Fund
  Class A
  12/1/95 to 5/31/96+++.......       $(1.09)       $ 7.11      7.42%       $  952,789       1.04%            .23%            43%
  Year ended 11/30/95 ........        (1.01)         7.72     37.87           945,309       1.08             .31             81
  1/1/94 to 11/30/94**........         0.00          6.63     (3.21)          760,679       1.05*            .21*            63
  Year ended 12/31/93 ........         (.78)         6.85     14.26           831,814       1.01             .27             66
  Year ended 12/31/92 ........         (.53)         6.68     14.70           794,733        .81             .79             58
  Year ended 12/31/91 ........         (.70)         6.29     33.91           748,226        .83            1.03             74
  Year ended 12/31/90 ........        (1.42)         5.22     (4.36)          620,374        .81            1.56             71
  Year ended 12/31/89 ........         (.04)         6.87     23.42           837,429        .75            1.79             81
  Year ended 12/31/88 ........         (.43)         5.60     17.10           760,619        .82            1.38             65
  Year ended 12/31/87 ........        (2.07)         5.15      4.90           695,812        .76            1.03            100
  Year ended 12/31/86 ........        (5.26)         6.87     12.60           652,009        .61            1.39             46
  Year ended 12/31/85 ........         (.74)        11.15     31.52           710,851        .59            1.96             62

  Class B
  12/1/95 to 5/31/96+++.......       $(1.07)       $ 6.86      7.05%       $   39,399       1.87%           (.60)%           43%
  Year ended 11/30/95 ........        (1.00)         7.49     36.61            31,738       1.90            (.53)            81
  1/1/94 to 11/30/94**........         0.00          6.50     (3.85)           18,138       1.89*           (.60)*           63
  Year ended 12/31/93 ........         (.76)         6.76     13.28            12,402       1.90            (.64)            66
  Year ended 12/31/92 ........         (.49)         6.64     13.75             3,825       1.64            (.04)            58
  3/4/91++ to 12/31/91........         (.67)         6.27     13.10               852       1.64*            .10*            74

  Class C
  12/1/95 to 5/31/96+++.......       $(1.07)       $ 6.86      6.90%       $   13,326       1.86%           (.59)%           43%
  Year ended 11/30/95 ........        (1.00)         7.50     36.79            10,078       1.89            (.51)            81
  1/1/94 to 11/30/94**........         0.00          6.50     (3.99)            6,230       1.87*           (.59)*           63
  5/3/93++ to 12/31/93........         (.76)         6.77     13.95             4,006       1.94*           (.74)*           66

Growth Fund (i)

  Class A
  11/1/95 to 4/30/96+++.......       $ (.82)       $32.26     12.42%       $  395,674       1.28%            .23%            15%
  Year ended 10/31/95 ........         (.52)        29.48     20.18           285,161       1.35             .56             61
  5/1/94 to 10/31/94**........         0.00         25.08      4.98           167,800       1.35*            .86*            24
  Year ended 4/30/94 .........        (2.32)        23.89     15.66           102,406       1.40 (f)         .32             87
  Year ended 4/30/93 .........        (1.37)        22.67     18.89            13,889       1.40 (f)         .20            124
  Year ended 4/30/92 .........        (1.87)        20.31     23.61             8,228       1.40 (f)        1.44            137
  9/4/90++ to 4/30/91 ........         (.06)        17.94     32.40               713       1.40*(f)        1.99*           130

  Class B
  11/1/95 to 4/30/96+++.......       $ (.63)       $27.09     12.05%       $2,060,163       1.98%           (.47)%           15%
  Year ended 10/31/95 ........         (.42)        24.78     19.33         1,052,020       2.05            (.15)            61
  5/1/94 to 10/31/94**........         0.00         21.21      4.64           751,521       2.05*            .16*            24
  Year ended 4/30/94 .........        (2.32)        20.27     14.79           394,227       2.10 (f)        (.36)            87
  Year ended 4/30/93 .........        (1.65)        19.68     18.16            56,704       2.15 (f)        (.53)           124
  Year ended 4/30/92 .........        (2.56)        18.16     22.75            37,845       2.15 (f)         .78            137
  Year ended 4/30/91 .........         (.80)        16.88     24.72            22,710       2.10 (f)         .56            130
  Year ended 4/30/90 .........        (1.02)        14.38      8.81            15,800       2.00 (f)         .07            165
  Year ended 4/30/89 .........        (1.06)        14.13     20.31             7,672       2.00 (f)        (.03)           139
  10/23/87+ to 4/30/88........         0.00         12.76     27.60             1,938       2.00*(f)        (.40)*           52

  Class C
  11/1/95 to 4/30/96+++.......       $ (.63)       $27.10     12.05%       $  318,094       1.98%           (.47)%           15%
  Year ended 10/31/95 ........         (.42)        24.79     19.32           226,662       2.05            (.15)            61
  5/1/94 to 10/31/94**........         0.00         21.22      4.64           114,455       2.05*            .16*            24
  8/2/93++ to 4/30/94 ........        (2.32)        20.28      5.27            64,030       2.10*(f)        (.31)*           87

Premier Growth Fund

  Class A
  12/1/95 to 5/31/96+++.......       $(1.27)       $16.05      8.48%       $  141,181       1.63%           (.42)%           54%
  Year ended 11/30/95 ........         (.67)        16.09     49.95            72,366       1.75            (.28)           114
  Year ended 11/30/94 ........         0.00         11.41     (3.14)           35,146       1.96            (.67)            98
  Year ended 11/30/93 ........         (.01)        11.78      9.26            40,415       2.18            (.61)            68
  9/28/92+ to 11/30/92........         0.00         10.79      7.90             4,893       2.17*(f)         .91*(f)          0

  Class B
  12/1/95 to 5/31/96+++.......       $(1.27)       $15.69      8.10%       $  329,465       2.31%          (1.07)%           54%
  Year ended 11/30/95 ........         (.67)        15.81     49.01           238,088       2.43            (.95)           114
  Year ended 11/30/94 ........         0.00         11.29     (3.67)          139,988       2.47           (1.19)            98
  Year ended 11/30/93 ........         0.00         11.72      8.64           151,600       2.70           (1.14)            68
  9/28/92+ to 11/30/92........         0.00         10.79      7.90            19,941       2.68*(f)         .35*(f)          0

  Class C
  12/1/95 to 5/31/96+++.......       $(1.27)       $15.71      8.16%       $   41,175       2.30%          (1.08)%           54%
  Year ended 11/30/95 ........         (.67)        15.82     48.96            20,679       2.42            (.97)           114
  Year ended 11/30/94 ........         0.00         11.30     (3.58)            7,332       2.47           (1.16)            98
  5/3/93++ to 11/30/93........         0.00         11.72     11.83             3,899       2.79*          (1.35)*           68
------------------------------------------------------------------------------------------------------------------------------------

                                  Net                              Net              Net
                                 Asset                         Realized and       Increase
                                 Value                          Unrealized      (Decrease) In    Dividends From  Distributions
                              Beginning Of   Net Investment   Gain (Loss) On   Net Asset Value   Net Investment    From Net
 Fiscal Year or Period           Period      Income (Loss)      Investments    From Operations       Income      Realized Gains
 ---------------------        ------------   --------------   --------------   ---------------   --------------  --------------

Technology Fund
  Class A
  12/1/95 to 5/31/96+++ ......    $46.64         $(.14)            $ 2.93          $ 2.79             $0.00          $(2.38)
  Year ended 11/30/95 ........     31.98          (.30)             18.13           17.83              0.00           (3.17)
  1/1/94 to 11/30/94** .......     26.12          (.32)              6.18            5.86              0.00            0.00
  Year ended 12/31/93 ........     28.20          (.29)              6.39            6.10              0.00           (8.18)
  Year ended 12/31/92 ........     26.38          (.22)(b)           4.31            4.09              0.00           (2.27)
  Year ended 12/31/91 ........     19.44          (.02)             10.57           10.55              0.00           (3.61)
  Year ended 12/31/90 ........     21.57          (.03)              (.56)           (.59)             0.00           (1.54)
  Year ended 12/31/89 ........     20.35          0.00               1.22            1.22              0.00            0.00
  Year ended 12/31/88 ........     20.22          (.03)               .16             .13              0.00            0.00
  Year ended 12/31/87 ........     23.11          (.10)              4.54            4.44              0.00           (7.33)
  Year ended 12/31/86 ........     20.64          (.14)              2.62            2.48              (.01)           0.00
  Year ended 12/31/85 ........     16.52           .02               4.30            4.32              (.20)           0.00

  Class B
  12/1/95 to 5/31/96+++ ......    $45.76         $(.29)            $ 2.85          $ 2.56             $0.00          $(2.38)
  Year ended 11/30/95 ........     31.61          (.60)(b)          17.92           17.32              0.00           (3.17)
  1/1/94 to 11/30/94** .......     25.98          (.23)              5.86            5.63              0.00            0.00
  5/3/93++ to 12/31/93 .......     27.44          (.12)              6.84            6.72              0.00           (8.18)

  Class C
  12/1/95 to 5/31/96+++.......    $45.77         $(.29)            $ 2.84          $ 2.55             $0.00          $(2.38)
  Year ended 11/30/95 ........     31.61          (.58)(b)          17.91           17.33              0.00           (3.17)
  1/1/94 to 11/30/94** .......     25.98          (.24)              5.87            5.63              0.00            0.00
  5/3/93++ to 12/31/93 .......     27.44          (.13)              6.85            6.72              0.00           (8.18)

Quasar Fund

  Class A
  10/1/95 to 3/31/96+++ ......    $24.16         $(.12)(b)         $ 6.42          $ 6.30             $0.00          $(4.81)
  Year ended 9/30/95 .........     22.65          (.22)(b)           5.59            5.37              0.00           (3.86)
  Year ended 9/30/94 .........     24.43          (.60)              (.36)           (.96)             0.00            (.82)
  Year ended 9/30/93 .........     19.34          (.41)              6.38            5.97              0.00            (.88)
  Year ended 9/30/92 .........     21.27          (.24)             (1.53)          (1.77)             0.00            (.16)
  Year ended 9/30/91 .........     15.67          (.05)              5.71            5.66              (.06)           0.00
  Year ended 9/30/90 .........     24.84           .03(b)           (7.18)          (7.15)             0.00           (2.02)
  Year ended 9/30/89 .........     17.60           .02(b)            7.40            7.42              0.00            (.18)
  Year ended 9/30/88 .........     24.47          (.08)             (2.08)          (2.16)             0.00           (4.71)
  Year ended 9/30/87(d) ......     21.80          (.14)              5.88            5.74              0.00           (3.07)
  Year ended 9/30/86(d) ......     17.25          0.00               5.54            5.54              (.03)           (.96)
  Year ended 9/30/85(d) ......     14.67           .04               2.87            2.91              (.11)           (.22)

  Class B
  10/1/95 to 3/31/96+++ ......    $23.03         $(.14)            $ 6.03          $ 5.89             $0.00          $(4.81)
  Year ended 9/30/95 .........     21.92          (.37)(b)           5.34            4.97              0.00           (3.86)
  Year ended 9/30/94 .........     23.88          (.53)              (.61)          (1.14)             0.00            (.82)
  Year ended 9/30/93 .........     19.07          (.18)              5.87            5.69              0.00            (.88)
  Year ended 9/30/92 .........     21.14          (.39)             (1.52)          (1.91)             0.00            (.16)
  Year ended 9/30/91 .........     15.66          (.13)              5.67            5.54              (.06)           0.00
  9/17/90++ to 9/30/90 .......     17.17          (.01)             (1.50)          (1.51)             0.00            0.00

  Class C
  10/1/95 to 3/31/96+++ ......    $23.05         $(.14)            $ 5.98          $ 5.84             $0.00          $(4.81)
  Year ended 9/30/95 .........     21.92          (.37)(b)           5.36            4.99              0.00           (3.86)
  Year ended 9/30/94 .........     23.88          (.36)              (.78)          (1.14)             0.00            (.82)
  5/3/93++ to 9/30/93 ........     20.33          (.10)              3.65            3.55              0.00            0.00

International Fund

  Class A
  Year ended 6/30/96 .........    $16.81         $ .05             $ 2.51          $ 2.56             $0.00          $(1.05)
  Year ended 6/30/95 .........     18.38           .04                .01             .05              0.00           (1.62)
  Year ended 6/30/94 .........     16.01          (.09)              3.02            2.93              0.00            (.56)
  Year ended 6/30/93 .........     14.98          (.01)              1.17            1.16              (.04)           (.09)
  Year ended 6/30/92 .........     14.00           .01(b)            1.04            1.05              (.07)           0.00
  Year ended 6/30/91 .........     17.99           .05              (3.54)          (3.49)             (.03)           (.47)
  Year ended 6/30/90 .........     17.24           .03               2.87            2.90              (.04)          (2.11)
  Year ended 6/30/89 .........     16.09           .05               3.73            3.78              (.13)          (2.50)
  Year ended 6/30/88 .........     23.70           .17              (1.22)          (1.05)             (.21)          (6.35)
  Year ended 6/30/87 .........     22.02           .15               4.31            4.46              (.03)          (2.75)

  Class B
  Year ended 6/30/96 .........    $16.19         $ .07             $ 2.38          $ 2.31             $0.00          $(1.05)
  Year ended 6/30/95 .........     17.90          (.01)              (.08)           (.09)             0.00           (1.62)
  Year ended 6/30/94 .........     15.74          (.19)(b)           2.91            2.72              0.00            (.56)
  Year ended 6/30/93 .........     14.81          (.12)              1.14            1.02              0.00            (.09)
  Year ended 6/30/92 .........     13.93          (.11)(b)           1.02             .91              (.03)           0.00
  9/17/90++ to 6/30/91 .......     15.52           .03              (1.12)          (1.09)             (.03)           (.47)

  Class C
  Year ended 6/30/96 .........    $16.20         $ .07             $ 2.38          $ 2.31             $0.00          $(1.05)
  Year ended 6/30/95 .........     17.91          (.14)               .05            (.09)             0.00           (1.62)
  Year ended 6/30/94 .........     15.74          (.11)              2.84            2.73              0.00            (.56)
  5/3/93++ to 6/30/93 ........     15.93          0.00               (.19)           (.19)             0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 16.

                                                             Total      Net Assets               Ratio Of Net
                                    Total      Net Asset   Investment   At End Of    Ratio Of     Investment
                                  Dividends      Value    Return Based   Period      Expenses    Income (Loss)
                                     And         End Of   on Net Asset   (000's     To Average     To Average     Portfolio
  Fiscal Year or Period         Distributions    Period     Value (a)    omitted)   Net Assets     Net Assets   Turnover Rate
  ---------------------         -------------  ---------  ------------  ----------  ----------   -------------  -------------
Technology Fund
  Class A
  12/1/95 to 5/31/96+++ ......    $(2.38)        $47.05        6.75%      $507,135     1.74%          (.65)%         19%
  Year ended 11/30/95 ........     (3.17)         46.64       61.93        398,262     1.75           (.77)          55
  1/1/94 to 11/30/94** .......      0.00          31.98       22.43        202,929     1.66*         (1.22)*         55
  Year ended 12/31/93 ........     (8.18)         26.12       21.63        173,732     1.73          (1.32)          64
  Year ended 12/31/92 ........     (2.27)         28.20       15.50        173,566     1.61           (.90)          73
  Year ended 12/31/91 ........     (3.61)         26.38       54.24        191,693     1.71           (.20)         134
  Year ended 12/31/90 ........     (1.54)         19.44       (3.08)       131,843     1.77           (.18)         147
  Year ended 12/31/89 ........      0.00          21.57        6.00        141,730     1.66            .02          139
  Year ended 12/31/88 ........      0.00          20.35        0.64        169,856     1.42(f)        (.16)(f)      139
  Year ended 12/31/87 ........     (7.33)         20.22       19.16        167,608     1.31(f)        (.56)(f)      248
  Year ended 12/31/86 ........      (.01)         23.11       12.03        147,733     1.13(f)        (.57)(f)      141
  Year ended 12/31/85 ........      (.20)         20.64       26.24        147,114     1.14(f)         .07 (f)      259

  Class B
  12/1/95 to 5/31/96+++ ......    $(2.38)        $45.94        6.36%      $486,752     2.45%         (1.37)%         19%
  Year ended 11/30/95 ........     (3.17)         45.76       60.95        277,111     2.48          (1.47)          55
  1/1/94 to 11/30/94** .......      0.00          31.61       21.67         18,397     2.43*         (1.95)*         55
  5/3/93++ to 12/31/93 .......     (8.18)         25.98       24.49          1,645     2.57*         (2.30)*         64

  Class C
  12/1/95 to 5/31/96+++.......    $(2.38)        $45.94        6.33%       $82,541     2.44%         (1.36)%         19%
  Year ended 11/30/95 ........     (3.17)         45.77       60.98         43,161     2.48          (1.47)          55
  1/1/94 to 11/30/94** .......      0.00          31.61       21.67          7,470     2.41*         (1.94)*         55
  5/3/93++ to 12/31/93 .......     (8.18)         25.98       24.49          1,096     2.52*         (2.25)*         64

Quasar Fund

  Class A
  10/1/95 to 3/31/96+++ ......    $(4.81)        $25.65       30.84%      $203,483     1.83%         (1.14)%         87%
  Year ended 9/30/95 .........     (3.86)         24.16       30.73        146,663     1.83          (1.06)         160
  Year ended 9/30/94 .........      (.82)         22.65       (4.05)       155,470     1.67          (1.15)         110
  Year ended 9/30/93 .........      (.88)         24.43       31.58        228,874     1.65          (1.00)         102
  Year ended 9/30/92 .........      (.16)         19.34       (8.34)       252,140     1.62           (.89)         128
  Year ended 9/30/91 .........      (.06)         21.27       36.28        333,806     1.64           (.22)         118
  Year ended 9/30/90 .........     (2.02)         15.67      (30.81)       251,102     1.66            .16           90
  Year ended 9/30/89 .........      (.18)         24.84       42.68        263,099     1.73            .10           90
  Year ended 9/30/88 .........     (4.71)         17.60       (8.61)        90,713     1.28(f)        (.40)(f)       58
  Year ended 9/30/87(d) ......     (3.07)         24.47       29.61        134,676     1.18(f)        (.56)(f)       76
  Year ended 9/30/86(d) ......      (.99)         21.80       33.79        144,959     1.18            .02           84
  Year ended 9/30/85(d) ......      (.33)         17.25       20.29         77,067     1.18            .22           77

  Class B
  10/1/95 to 3/31/96+++ ......    $(4.81)        $24.11       30.54%       $29,346     2.64%         (1.95)%         87%
  Year ended 9/30/95 .........     (3.86)         23.03       29.78         16,604     2.65          (1.88)         160
  Year ended 9/30/94 .........      (.82)         21.92       (4.92)        13,901     2.50          (1.98)         110
  Year ended 9/30/93 .........      (.88)         23.88       30.53         16,779     2.46          (1.81)         102
  Year ended 9/30/92 .........      (.16)         19.07       (9.05)         9,454     2.42          (1.67)         128
  Year ended 9/30/91 .........      (.06)         21.14       35.54          7,346     2.41          (1.28)         118
  9/17/90++ to 9/30/90 .......      0.00          15.66       (8.79)            71     2.09*          (.26)*         90


  Class C
  10/1/95 to 3/31/96+++ ......    $(4.81)        $24.08       30.31%        $6,779     2.65%         (1.95)%         87%
  Year ended 9/30/95 .........     (3.86)         23.05       29.87          1,611     2.64*         (1.76)*        160
  Year ended 9/30/94 .........      (.82)         21.92       (4.92)         1,220     2.48          (1.96)         110
  5/3/93++ to 9/30/93 ........      0.00          23.88       17.46            118     2.49*         (1.90)*        102

International Fund

  Class A
  Year ended 6/30/96 .........    $(1.05)        $18.32       15.83%      $196,261     1.72%           .31%          78%
  Year ended 6/30/95 .........     (1.62)         16.81         .59        165,584     1.73            .26          119
  Year ended 6/30/94 .........      (.56)         18.38       18.68        201,916     1.90           (.50)          97
  Year ended 6/30/93 .........      (.13)         16.01        7.86        161,048     1.88           (.14)          94
  Year ended 6/30/92 .........      (.07)         14.98        7.52        179,807     1.82            .07           72
  Year ended 6/30/91 .........      (.50)         14.00      (19.34)       214,442     1.73            .37           71
  Year ended 6/30/90 .........     (2.15)         17.99       16.98        265,999     1.45            .33           37
  Year ended 6/30/89 .........     (2.63)         17.24       27.65        166,003     1.41            .39           87
  Year ended 6/30/88 .........     (6.56)         16.09       (4.20)       132,319     1.41            .84           55
  Year ended 6/30/87 .........     (2.78)         23.70       23.05        194,716     1.30            .77           58

  Class B
  Year ended 6/30/96 .........    $(1.05)        $17.45       14.87%       $72,470     2.55%          (.46)%         78%
  Year ended 6/30/95 .........     (1.62)         16.19        (.22)        48,998     2.57           (.62)         119
  Year ended 6/30/94 .........      (.56)         17.90       17.65         29,943     2.78          (1.15)          97
  Year ended 6/30/93 .........      (.09)         15.74        6.98          6,363     2.70           (.96)          94
  Year ended 6/30/92 .........      (.03)         14.81        6.54          5,585     2.68           (.70)          72
  9/17/90++ to 6/30/91 .......      (.50)         13.93       (6.97)         3,515     3.39*           .84*          71

  Class C
  Year ended 6/30/96 .........    $(1.05)        $17.46       14.85%       $26,965     2.53%          (.47)%         78%
  Year ended 6/30/95 .........     (1.62)         16.20        (.22)        19,395     2.54           (.88)         119
  Year ended 6/30/94 .........      (.56)         17.91       17.72         13,503     2.78          (1.12)          97
  5/3/93++ to 6/30/93 ........      0.00          15.74       (1.19)           229     2.57*           .08*          94
------------------------------------------------------------------------------------------------------------------------------------


                                 Net                               Net               Net
                                Asset                          Realized and        Increase
                                Value                           Unrealized       (Decrease) In     Dividends From   Distributions
                             Beginning Of   Net Investment    Gains (Loss) On    Net Asset Value   Net Investment    From Net
  Fiscal Year or Period         Period       Income (Loss)      Investments      From Operations       Income      Realized Gains
  ---------------------     -------------   --------------    ---------------    ---------------   --------------  --------------
Worldwide Privatization Fund
  Class A
  Year ended 6/30/96 ......      $10.18          $ .10             $ 1.85            $ 1.95           $0.00            $ 0.00
  Year ended 6/30/95 ......        9.75            .06                .37               .43            0.00              0.00
  6/2/94+ to 6/30/94 ......       10.00            .01               (.26)             (.25)           0.00              0.00
  Class B
  Year ended 6/30/96 ......      $10.10          $(.02)            $ 1.88            $ 1.86           $0.00            $ 0.00
  Year ended 6/30/95 ......        9.74            .02                .34               .36            0.00              0.00
  6/2/94+ to 6/30/94 ......       10.00            .00               (.26)             (.26)           0.00              0.00
  Class C
  Year ended 6/30/96 ......      $10.10          $ .03             $ 1.83            $ 1.86           $0.00            $ 0.00
  2/8/95++ to 6/30/95 .....        9.53            .05                .52               .57            0.00              0.00

New Europe Fund
  Class A
  Year ended 7/31/96 ......      $15.11          $ .18             $ 1.02            $ 1.20           $0.00            $ (.47)
  Year ended 7/31/95 ......       12.66            .04               2.50              2.54            (.09)             0.00
  Period ended 7/31/94** ..       12.53            .09                .04               .13            0.00              0.00
  Year ended 2/28/94 ......        9.37            .02(b)            3.14              3.16            0.00              0.00
  Year ended 2/28/93 ......        9.81            .04               (.33)             (.29)           (.15)             0.00
  Year ended 2/29/92 ......        9.76            .02(b)             .05               .07            (.02)             0.00
  4/2/90+ to 2/28/91 ......       11.11(e)         .26               (.91)             (.65)           (.26)             (.44)
  Class B
  Year ended 7/31/96 ......      $14.71          $ .08             $  .99            $ 1.07           $0.00            $ (.47)
  Year ended 7/31/95 ......       12.41           (.05)              2.44              2.39            (.09)             0.00
  Period ended 7/31/94** ..       12.32            .07                .02               .09            0.00              0.00
  Year ended 2/28/94 ......        9.28           (.05)(b)           3.09              3.04            0.00              0.00
  Year ended 2/28/93 ......        9.74           (.02)              (.33)             (.35)           (.11)             0.00
  3/5/91++ to 2/29/92 .....        9.84           (.04)(b)           (.04)             (.08)           (.02)             0.00
  Class C
  Year ended 7/31/96 ......      $14.72          $ .08             $ 1.00            $ 1.08           $0.00            $ (.47)
  Year ended 7/31/95 ......       12.42           (.07)              2.46              2.39            (.09)             0.00
  Period ended 7/31/94** ..       12.33            .06                .03               .09            0.00              0.00
  5/3/93++ to 2/28/94 .....       10.21           (.04)(b)           2.16              2.12            0.00              0.00

All-Asia Investment Fund
  Class A
  11/1/95 to 4/30/96+++ ...      $10.45          $(.10)            $ 1.92            $ 1.82           $0.00            $ (.08)
  11/28/94+ to 10/31/95 ...       10.00           (.19)(c)            .64               .45            0.00              0.00
  Class B
  11/1/95 to 4/30/96+++ ...      $10.41          $(.14)            $ 1.89            $ 1.75           $0.00            $ (.08)
  11/28/94+ to 10/31/95 ...       10.00           (.25)(c)            .66               .41            0.00              0.00
  Class C
  11/1/95 to 4/30/96+++ ...      $10.41          $(.14)            $ 1.90            $ 1.76           $0.00            $ (.08)
  11/28/94+ to 10/31/95 ...       10.00           (.35)(c)            .76               .41            0.00              0.00

Global Small Cap Fund
  Class A
  Year ended 7/31/96 ......      $10.38          $(.14)            $ 1.90            $ 1.76           $0.00            $ (.53)
  Year ended 7/31/95 ......       11.08           (.09)              1.50              1.41            0.00             (2.11)(j)
  Period ended 7/31/94** ..       11.24           (.15)              (.01)             (.16)           0.00              0.00
  Year ended 9/30/93 ......        9.33           (.15)              2.49              2.34            0.00              (.43)
  Year ended 9/30/92 ......       10.55           (.16)             (1.03)            (1.19)           0.00              (.03)
  Year ended 9/30/91 ......        8.26           (.06)              2.35              2.29            0.00              0.00
  Year ended 9/30/90 ......       15.54           (.05)(b)          (4.12)            (4.17)           0.00             (3.11)
  Year ended 9/30/89 ......       11.41           (.03)              4.25              4.22            0.00              (.09)
  Year ended 9/30/88 ......       15.07           (.05)             (1.83)            (1.88)           0.00             (1.78)
  Year ended 9/30/87 ......       15.47           (.07)              4.19              4.12            (.04)            (4.48)
  Class B
  Year ended 7/31/96 ......      $ 9.95          $(.20)            $ 1.81            $ 1.61           $0.00            $ (.53)
  Year ended 7/31/95 ......       10.78           (.12)              1.40              1.28            0.00             (2.11)(j)
  Period ended 7/31/94** ..       11.00           (.17)(b)           (.05)             (.22)           0.00              0.00
  Year ended 9/30/93 ......        9.20           (.15)              2.38              2.23            0.00              (.43)
  Year ended 9/30/92 ......       10.49           (.20)             (1.06)            (1.26)           0.00              (.03)
  Year ended 9/30/91 ......        8.26           (.07)              2.30              2.23            0.00              0.00
  9/17/90++ to 9/30/90 ....        9.12           (.01)              (.85)             (.86)           0.00              0.00
  Class C
  Year ended 7/31/96 ......      $ 9.96          $(.20)            $ 1.82            $ 1.62           $0.00            $ (.53)
  Year ended 7/31/95 ......       10.79           (.17)              1.45              1.28            0.00             (2.11)(j)
  Period ended 7/31/94** ..       11.00           (.17)(b)           (.04)             (.21)           0.00              0.00
  5/3/93++ to 9/30/93 .....        9.86           (.05)              1.19              1.14            0.00              0.00

Strategic Balanced Fund (i)
  Class A
  Year ended 7/31/96 ......      $17.98          $ .35             $ 1.08            $ 1.43           $(.32)           $ (.61)
  Year ended 7/31/95 ......       16.26            .34(c)            1.64              1.98            (.22)             (.04)
  Period ended 7/31/94** ..       16.46            .07(c)            (.27)             (.20)           0.00              0.00
  Year ended 4/30/94 ......       16.97            .16(c)             .74               .90            (.24)            (1.17)
  Year ended 4/30/93 ......       17.06            .39(c)             .59               .98            (.42)             (.65)
  Year ended 4/30/92 ......       14.48            .27(c)            2.80              3.07            (.17)             (.32)
  9/4/90++ to 4/30/91 .....       12.51            .34(c)            1.66              2.00            (.03)             0.00
----------------------------------------------------------------------------------------------------------------------------------
Please refer to the footnotes on page 16.

                                                         Total     Net Assets              Ratio Of Net
                                Total      Net Asset   Investment   At End Of   Ratio Of    Investment
                              Dividends      Value    Return Based   Period     Expenses   Income (Loss)
                                 And         End Of   on Net Asset   (000's)   To Average   To Average    Portfolio
  Fiscal Year or Period      Distributions   Period     Value(a)     omitted   Net Assets   Net Assets   Turnover Rate
  ---------------------      -------------  -------   ------------  ---------  ----------  ------------  -------------
Worldwide Privatization Fund
  Class A
  Year ened 6/30/96 .......     $ 0.00        $12.13      19.16%      $672,732     1.87%         .95%         28%
  Year ended 6/30/95 ......       0.00         10.18       4.41         13,535     2.56          .66          36
  6/2/94+ to 6/30/94 ......       0.00          9.75      (2.50)         4,990     2.75*        1.03*          0
  Class B
  Year ended 6/30/96 ......     $ 0.00        $11.96      18.42%       $83,050     2.83%        (.20)%        28%
  Year ended 6/30/95 ......       0.00         10.10       3.70         79,359     3.27          .01          36
  6/2/94+ to 6/30/94 ......       0.00          9.74      (2.60)        22,859     3.45*         .33*          0
  Class C
  Year ended 6/30/96 ......     $ 0.00        $11.96      18.42%        $2,383     2.57%         .63%         28%
  2/8/95++ to 6/30/95 .....       0.00         10.10       5.98            338     3.27*        2.65*         36

New Europe Fund
  Class A
  Year ended 7/31/96 ......     $ (.47)       $15.84       8.20%       $74,026     2.14%        1.10%         69%
  Year ended 7/31/95 ......       (.09)        15.11      20.22         86,112     2.09          .37          74
  Period ended 7/31/94** ..       0.00         12.66       1.04         86,739     2.06*        1.85*         35
  Year ended 2/28/94 ......       0.00         12.53      33.73         90,372     2.30          .17          94
  Year ended 2/28/93 ......       (.15)         9.37      (2.82)        79,285     2.25          .47         125
  Year ended 2/29/92 ......       (.02)         9.81        .74        108,510     2.24          .16          34
  4/2/90+ to 2/28/91 ......       (.70)         9.76      (5.63)       188,016     1.52*        2.71*         48
  Class B
  Year ended 7/31/96 ......     $ (.47)       $15.31       7.53%       $42,662     2.86%         .59%         69%
  Year ended 7/31/95 ......       (.09)        14.71      19.42         34,527     2.79         (.33)         74
  Period ended 7/31/94** ..       0.00         12.41        .73         31,404     2.76*        1.15*         35
  Year ended 2/28/94 ......       0.00         12.32      32.76         20,729     3.02         (.52)         94
  Year ended 2/28/93 ......       (.11)         9.28      (3.49)         1,732     3.00         (.50)        125
  3/5/91++ to 2/29/92 .....       (.02)         9.74        .03          1,423     3.02*        (.71)*        34
  Class C
  Year ended 7/31/96 ......     $ (.47)       $15.33       7.59%       $10,141     2.87%         .58%         69%
  Year ended 7/31/95 ......       (.09)        14.72      19.40          7,802     2.78         (.33)         74
  Period ended 7/31/94** ..       0.00         12.42        .73         11,875     2.76*        1.15*         35
  5/3/93++ to 2/28/94 .....       0.00         12.33      20.77         10,886     3.00*        (.52)*        94

All-Asia Investment Fund
  Class A
  11/1/95 to 4/30/96+++ ...     $ (.08)       $12.19      17.52%       $11,645     3.47%       (1.75)%        42%
  11/28/94+ to 10/31/95 ...       0.00         10.45       4.50          2,870     4.42*       (1.87)*(f)     90
  Class B
  11/1/95 to 4/30/96+++ ...     $ (.08)       $12.08      16.91%       $20,176     4.17%       (2.42)%        42%
  11/28/94+ to 10/31/95 ...       0.00         10.41       4.10          5,170     5.20*       (2.64)*(f)     90
  Class C
  11/1/95 to 4/30/96+++ ...     $ (.08)       $12.09      17.01%        $2,931     4.18%       (2.44)%        42%
  11/28/94+ to 10/31/95 ...       0.00         10.41       4.10            597     5.84*       (3.41)*(f)     90

Global Small Cap Fund
  Class A
  Year ended 7/31/96 ......     $ (.53)       $11.61      17.46%       $68,623     2.51%       (1.22)%       139%
  Year ended 7/31/95 ......      (2.11)        10.38      16.62         60,057     2.54(f)     (1.17)(f)     128
  Period ended 7/31/94** ..       0.00         11.08      (1.42)        61,372     2.42*       (1.26)*        78
  Year ended 9/30/93 ......       (.43)        11.24      25.83         65,713     2.53        (1.13)         97
  Year ended 9/30/92 ......       (.03)         9.33     (11.30)        58,491     2.34         (.85)        108
  Year ended 9/30/91 ......       0.00         10.55      27.72         84,370     2.29         (.55)        104
  Year ended 9/30/90 ......      (3.11)         8.26     (31.90)        68,316     1.73         (.46)         89
  Year ended 9/30/89 ......       (.09)        15.54      37.34        113,583     1.56         (.17)        106
  Year ended 9/30/88 ......      (1.78)        11.41      (8.11)        90,071     1.54(f)      (.50)(f)      74
  Year ended 9/30/87 ......      (4.52)        15.07      34.11        113,305     1.41(f)      (.44)(f)      98
  Class B
  Year ended 7/31/96 ......     $ (.53)       $11.03      16.69%       $14,247     3.21%       (1.88)%       139%
  Year ended 7/31/95 ......      (2.11)         9.95      15.77          5,164     3.20(f)     (1.92)(f)     128
  Period ended 7/31/94** ..       0.00         10.78      (2.00)         3,889     3.15*       (1.93)*        78
  Year ended 9/30/93 ......       (.43)        11.00      24.97          1,150     3.26        (1.85)         97
  Year ended 9/30/92 ......       (.03)         9.20     (12.03)           819     3.11        (1.31)        108
  Year ended 9/30/91 ......       0.00         10.49      27.00            121     2.98        (1.39)        104
  9/17/90++ to 9/30/90 ....       0.00          8.26      (9.43)           183     2.61*       (1.30)*        89
  Class C
  Year ended 7/31/96 ......     $ (.53)       $11.05      16.77%       $14,119     3.19%       (1.85)%       139%
  Year ended 7/31/95 ......      (2.11)         9.96      15.75          1,407     3.25(f)     (2.10)(f)     128
  Period ended 7/31/94** ..       0.00         10.79      (1.91)         1,330     3.13*       (1.92)*        78
  5/3/93++ to 9/30/93 .....       0.00         11.00      11.56            261     3.75*       (2.51)*        97

Strategic Balanced Fund (i)
  Class A
  Year ended 7/31/96 ......     $ (.93)       $18.48       8.05%       $18,329     1.40%        1.78%        173%
  Year ended 7/31/95 ......       (.26)        17.98      12.40         10,952     1.40(f)      2.07         172
  Period ended 7/31/94** ..       0.00         16.26      (1.22)         9,640     1.40(f)      1.63*         21
  Year ended 4/30/94 ......      (1.41)        16.46       5.06          9,822     1.40(f)      1.67         139
  Year ended 4/30/93 ......      (1.07)        16.97       5.85          8,637     1.40(f)      2.29          98
  Year ended 4/30/92 ......       (.49)        17.06      20.96          6,843     1.40(f)      1.92         103
  9/4/90++ to 4/30/91 .....       (.03)        14.48      16.00            443     1.40*(f)     3.54*        137
----------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 16.

                                         Net                             Net             Net
                                        Asset                       Realized and       Increase
                                        Value                        Unrealized      (Decrease) In    Dividends From   Distributions
                                      Beginning Of  Net Investment  Gains (Loss) On  Net Asset Value  Net Investment     From Net
  Fiscal Year or Period                  Period      Income (Loss)    Investments    From Operations      Income      Realized Gains
  ---------------------               ------------  --------------  ---------------  ---------------  --------------  --------------

Strategic Balanced Fund (i) (continued)
  Class B
  Year ended 7/31/96 ..........          $15.56         $.16            $  .98            $ 1.14           $(.20)       $ (.61)
  Year ended 7/31/95 ..........           14.10          .22(c)           1.40              1.62            (.12)         (.04)
  Period ended 7/31/94** ......           14.30          .03(c)           (.23)             (.20)           0.00          0.00
  Year ended 4/30/94 ..........           14.92          .06(c)            .63               .69            (.14)        (1.17)
  Year ended 4/30/93 ..........           15.51          .23(c)            .53               .76            (.25)        (1.10)
  Year ended 4/30/92 ..........           13.96          .22(c)           2.70              2.92            (.29)        (1.08)
  Year ended 4/30/91 ..........           12.40          .43(c)           1.60              2.03            (.47)         0.00
  Year ended 4/30/90 ..........           11.97          .50(b)(c)         .60              1.10            (.25)         (.42)
  Year ended 4/30/89 ..........           11.45          .48(c)           1.11              1.59            (.30)         (.77)
  10/23/87+ to 4/30/88 ........           10.00          .13(c)           1.38              1.51            (.06)         0.00
  Class C
  Year ended 7/31/96 ..........          $15.57         $.14            $  .99            $ 1.13           $(.20)       $ (.61)
  Year ended 7/31/95 ..........           14.11          .16(c)           1.46              1.62            (.12)         (.04)
  Period ended 7/31/94** ......           14.31          .03(c)           (.23)             (.20)           0.00          0.00
  8/2/93++ to 4/30/94 .........           15.64          .15(c)           (.17)             (.02)           (.14)        (1.17)

Balanced Shares
  Class A
  Year ended 7/31/96 ..........          $15.08         $.37            $  .45            $  .82           $(.41)       $(1.48)
  Year ended 7/31/95 ..........           13.38          .46              1.62              2.08            (.36)         (.02)
  Period ended 7/31/94** ......           14.40          .29              (.74)             (.45)           (.28)         (.29)
  Year ended 9/30/93 ..........           13.20          .34              1.29              1.63            (.43)         0.00
  Year ended 9/30/92 ..........           12.64          .44               .57              1.01            (.45)         0.00
  Year ended 9/30/91 ..........           10.41          .46              2.17              2.63            (.40)         0.00
  Year ended 9/30/90 ..........           14.13          .45             (2.14)            (1.69)           (.40)        (1.63)
  Year ended 9/30/89 ..........           12.53          .42              2.18              2.60            (.46)         (.54)
  Year ended 9/30/88 ..........           16.33          .46             (1.07)             (.61)           (.44)        (2.75)
  Year ended 9/30/87 ..........           14.64          .67              1.62              2.29            (.60)         0.00
  Class B
  Year ended 7/31/96 ..........          $14.88         $.28            $  .42            $  .70           $(.31)       $(1.48)
  Year ended 7/31/95 ..........           13.23          .30              1.65              1.95            (.28)         (.02)
  Period ended 7/31/94** ......           14.27          .22              (.75)             (.53)           (.22)         (.29)
  Year ended 9/30/93 ..........           13.13          .29              1.22              1.51            (.37)         0.00
  Year ended 9/30/92 ..........           12.61          .37               .54               .91            (.39)         0.00
  2/4/91++ to 9/30/91 .........           11.84          .25               .80              1.05            (.28)         0.00
  Class C
  Year ended 7/31/96 ..........          $14.89         $.26            $  .45            $  .71           $(.31)       $(1.48)
  Year ended 7/31/95 ..........           13.24          .30              1.65              1.95            (.28)         (.02)
  Period ended 7/31/94** ......           14.28          .24              (.77)             (.53)           (.22)         (.29)
  5/3/93++ to 9/30/93 .........           13.63          .11               .71               .82            (.17)         0.00

Income Builder Fund (h)
  Class A
  11/1/95 to 4/30/96+++ .......          $10.70         $.26            $  .40            $  .66           $(.29)       $ (.11)
  Year ended 10/31/95 .........            9.69          .93(b)            .59              1.52            (.51)         0.00
  3/25/94++ to 10/31/94 .......           10.00          .96             (1.02)             (.06)           (.05)(g)      (.20)
  Class B
  11/1/95 to 4/30/96+++ .......          $10.70         $.22            $  .40            $  .62           $(.26)       $ (.11)
  Year ended 10/31/95 .........            9.68          .63(b)            .83              1.46            (.44)         0.00
  3/25/94++ to 10/31/94 .......           10.00          .88              (.98)             (.10)           (.06)(g)      (.16)
  Class C
  11/1/95 to 4/30/96+++ .......          $10.67         $.22            $  .40            $  .62           $(.26)       $ (.11)
  Year ended 10/31/95 .........            9.66          .40(b)           1.05              1.45            (.44)         0.00
  Year ended 10/31/94 .........           10.47          .50              (.85)             (.35)           (.11)(g)      (.35)
  Year ended 10/31/93 .........            9.80          .52               .51              1.03            (.36)         0.00
  Year ended 10/31/92 .........           10.00          .55              (.28)              .27            (.47)         0.00
  10/25/91+ to 10/31/91 .......           10.00          .01              0.00               .01            (.01)         0.00

Utility Income Fund
  Class A
  12/1/95 to 5/31/96+++ .......          $10.22         $.07            $  .25            $  .32           $(.26)       $ 0.00
  Year ended 11/30/95 .........            8.97          .30(c)           1.40              1.70            (.45)         0.00
  Year ended 11/30/94 .........            9.92          .42(c)           (.89)             (.47)           (.48)         0.00
  10/18/93+ to 11/30/93 .......           10.00          .02(c)           (.10)             (.08)           0.00          0.00
  Class B
  12/1/95 to 5/31/96+++ .......          $10.20         $.04            $  .26            $  .30           $(.23)       $ 0.00
  Year ended 11/30/95 .........            8.96          .27(c)           1.36              1.63            (.39)         0.00
  Year ended 11/30/94 .........            9.91          .37(c)           (.91)             (.54)           (.41)         0.00
  10/18/93+ to 11/30/93 .......           10.00          .01(c)           (.10)             (.09)           0.00          0.00
  Class C
  12/1/95 to 5/31/96+++ .......          $10.22         $.06            $  .23            $  .29           $(.23)       $ 0.00
  Year ended 11/30/95 .........            8.97          .17(c)           1.47              1.64            (.39)         0.00
  Year ended 11/30/94 .........            9.92          .39(c)           (.93)             (.54)           (.41)         0.00
  10/27/93+ to 11/30/93 .......           10.00          .01(c)           (.09)             (.08)           0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 16.

                                                                   Total     Net Assets             Ratio Of Net
                                          Total     Net Asset    Investment   At End Of   Ratio Of   Investment
                                        Dividends      Value    Return Based   Period     Expenses   Income (Loss)
                                           And         End Of   on Net Asset   (000's)   To Average   To Average    Portfolio
                                       Distributions   Period     Value(a)     omitted   Net Assets   Net Assets   Turnover Rate
                                       -------------   ------   ------------  ---------  ----------  ------------  -------------
Strategic Balanced Fund (i) (continued)
  Class B
  Year ended 7/31/96 ............          $(.81)      $15.89       7.41%      $28,492      2.10%         .99%         173%
  Year ended 7/31/95 ............           (.16)       15.56      11.63        37,301      2.10 (f)     1.38          172
  Period ended 7/31/94** ........           0.00        14.10      (1.40)       43,578      2.10*(f)      .92*          21
  Year ended 4/30/94 ............          (1.31)       14.30       4.29        43,616      2.10 (f)      .93          139
  Year ended 4/30/93 ............          (1.35)       14.92       4.96        36,155      2.15 (f)     1.55           98
  Year ended 4/30/92 ............          (1.37)       15.51      20.14        31,842      2.15 (f)     1.34          103
  Year ended 4/30/91 ............           (.47)       13.96      16.73        22,552      2.10 (f)     3.23          137
  Year ended 4/30/90 ............           (.67)       12.40       8.85        19,523      2.00 (f)     3.85          120
  Year ended 4/30/89 ............          (1.07)       11.97      14.66         5,128      2.00 (f)     4.31          103
  10/23/87+ to 4/30/88 ..........           (.06)       11.45      15.10         2,344      2.00*(f)     2.44*          72
  Class C
  Year ended 7/31/96 ............          $(.81)      $15.89       7.34%       $3,157      2.10%         .99%         173%
  Year ended 7/31/95 ............           (.16)       15.57      11.62         4,113      2.10 (f)     1.38          172
  Period ended 7/31/94** ........           0.00        14.11      (1.40)        4,317      2.10*(f)      .93*          21
  8/2/93++ to 4/30/94 ...........          (1.31)       14.31        .45         4,289      2.10*(f)      .69*         139

Balanced Shares
  Class A
  Year ended 7/31/96 ............         $(1.89)      $14.01       5.23%     $102,567      1.38%        2.41%         227%
  Year ended 7/31/95 ............           (.38)       15.08      15.99       122,033      1.32         3.12          179
  Period ended 7/31/94** ........           (.57)       13.38      (3.21)      157,637      1.27*        2.50*         116
  Year ended 9/30/93 ............           (.43)       14.40      12.52       172,484      1.35         2.50          188
  Year ended 9/30/92 ............           (.45)       13.20       8.14       143,883      1.40         3.26          204
  Year ended 9/30/91 ............           (.40)       12.64      25.52       154,230      1.44         3.75           70
  Year ended 9/30/90 ............          (2.03)       10.41     (13.12)      140,913      1.36         4.01          169
  Year ended 9/30/89 ............          (1.00)       14.13      22.27       159,290      1.42         3.29          132
  Year ended 9/30/88 ............          (3.19)       12.53      (1.10)      111,515      1.42         3.74          190
  Year ended 9/30/87 ............           (.60)       16.33      15.80       129,786      1.17         4.14          136
  Class B
  Year ended 7/31/96 ............         $(1.79)      $13.79       4.45%      $18,393      2.16%        1.61%         227%
  Year ended 7/31/95 ............           (.30)       14.88      15.07        15,080      2.11         2.30          179
  Period ended 7/31/94** ........           (.51)       13.23      (3.80)       14,347      2.05*        1.73*         116
  Year ended 9/30/93 ............           (.37)       14.27      11.65        12,789      2.13         1.72          188
  Year ended 9/30/92 ............           (.39)       13.13       7.32         6,499      2.16         2.46          204
  2/4/91++ to 9/30/91 ...........           (.28)       12.61       8.96         1,830      2.13*        3.19*          70
  Class C
  Year ended 7/31/96 ............         $(1.79)      $13.81       4.52%       $6,096      2.15%        1.63%         227%
  Year ended 7/31/95 ............           (.30)       14.89      15.06         5,108      2.09         2.32          179
  Period ended 7/31/94** ........           (.51)       13.24      (3.80)        6,254      2.03*        1.81*         116
  5/3/93++ to 9/30/93 ...........           (.17)       14.28       6.01         1,487      2.29*        1.47*         188

Income Builder Fund (h)
  Class A
  11/1/95 to 4/30/96+++ .........          $(.40)      $10.96       6.30%       $1,402      2.32%        4.64%         120%
  Year ended 10/31/95 ...........           (.51)       10.70      16.22         1,398      2.38         5.44           92
  3/25/94++ to 10/31/94 .........           (.25)        9.69       (.54)          600      2.52*        6.11*         126
  Class B
  11/1/95 to 4/30/96+++ .........          $(.37)      $10.95       5.88%       $4,789      3.03%        3.93%         120%
  Year ended 10/31/95 ...........           (.44)       10.70      15.55         3,769      3.09         4.73           92
  3/25/94++ to 10/31/94 .........           (.22)        9.68       (.99)        1,998      3.09*        5.07*         126
  Class C
  11/1/95 to 4/30/96+++ .........          $(.37)      $10.92       5.89%      $46,629      3.02%        3.93%         120%
  Year ended 10/31/95 ...........           (.44)       10.67      15.47        49,107      3.02         4.81           92
  Year ended 10/31/94 ...........           (.46)        9.66      (3.44)       64,027      2.67         3.82          126
  Year ended 10/31/93 ...........           (.36)       10.47      10.65       106,034      2.32         6.85          101
  Year ended 10/31/92 ...........           (.47)        9.80       2.70       152,617      2.33         5.47          108
  10/25/91+ to 10/31/91 .........           (.01)       10.00        .11        41,813      0.00*(f)      .94*           0

Utility Income Fund
  Class A
  12/1/95 to 5/31/96+++ .........          $(.26)      $10.28       3.24%       $2,911      1.50%        1.34%          38%
  Year ended 11/30/95 ...........           (.45)       10.22      19.32         2,748      1.50 (f)     2.48 (f)      162
  Year ended 11/30/94 ...........           (.48)        8.97      (4.86)        1,068      1.50 (f)     4.13           30
  10/18/93+ to 11/30/93 .........           0.00         9.92       (.80)          229      1.50*(f)     2.35*          11
  Class B
  12/1/95 to 5/31/96+++ .........          $(.23)      $10.27       3.02%      $12,934      2.20%         .64%          38%
  Year ended 11/30/95 ...........           (.39)       10.20      18.40        10,988      2.20 (f)     1.60 (f)      162
  Year ended 11/30/94 ...........           (.41)        8.96      (5.59)        2,353      2.20 (f)     3.53           30
  10/18/93+ to 11/30/93 .........           0.00         9.91       (.90)          244      2.20*(f)     2.84*          11
  Class C
  12/1/95 to 5/31/96+++ .........          $(.23)      $10.28       2.92%       $4,532      2.20%         .66%          38%
  Year ended 11/30/95 ...........           (.39)       10.22      18.63         3,500      2.20 (f)     1.88 (f)      162
  Year ended 11/30/94 ...........           (.41)        8.97      (5.58)        2,651      2.20 (f)     3.60           30
  10/27/93+ to 11/30/93 .........           0.00         9.92       (.80)           18      2.20*(f)     3.08*          11
----------------------------------------------------------------------------------------------------------------------------------

                                          Net                             Net             Net
                                         Asset                       Realized and      Increase
                                         Value                        Unrealized     (Decrease) In    Dividends From   Distributions
                                       Beginning Of  Net Investment  Gain (Loss) On  Net Asset Value  Net Investment     From Net
   Fiscal Year or Period                 Period      Income (Loss)    Investments    From Operations      Income      Realized Gains
   ---------------------              ------------  --------------  ---------------  ---------------  --------------  --------------
Growth and Income Fund
  Class A
  11/1/95 to 4/30/96+++ ...........       $ 2.71          $ .03           $ .35           $ .38           $ (.03)         $ (.21)
  Year ended 10/31/95 .............         2.35            .02             .52             .54             (.06)           (.12)
  Year ended 10/31/94 .............         2.61            .06            (.08)           (.02)            (.06)           (.18)
  Year ended 10/31/93 .............         2.48            .06             .29             .35             (.06)           (.16)
  Year ended 10/31/92 .............         2.52            .06             .11             .17             (.06)           (.15)
  Year ended 10/31/91 .............         2.28            .07             .56             .63             (.09)           (.30)
  Year ended 10/31/90 .............         3.02            .09            (.30)           (.21)            (.10)           (.43)
  Year ended 10/31/89 .............         3.05            .10             .43             .53             (.08)           (.48)
  Year ended 10/31/88 .............         3.48            .10             .33             .43             (.08)           (.78)
  Year ended 10/31/87 .............         3.52            .11            (.03)            .08             (.12)           0.00
  Year ended 10/31/86 .............         3.01            .12             .92            1.04             (.13)           (.40)
  Year ended 10/31/85 .............         2.93            .14             .42             .56             (.15)           (.33)
  Class B
  11/1/95 to 4/30/96+++............       $ 2.69          $ .02           $ .36           $ .38           $ (.02)         $ (.21)
  Year ended 10/31/95..............         2.34            .01             .49             .50             (.03)           (.12)
  Year ended 10/31/94..............         2.60            .04            (.08)           (.04)            (.04)           (.18)
  Year ended 10/31/93..............         2.47            .05             .28             .33             (.04)           (.16)
  Year ended 10/31/92..............         2.52            .04             .11             .15             (.05)           (.15)
  2/8/91++ to 10/31/91.............         2.40            .04             .12             .16             (.04)           0.00
  Class C
  11/1/95 to 4/30/96+++............       $ 2.70          $ .02           $ .35           $ .37           $ (.02)         $ (.21)
  Year ended 10/31/95..............         2.34            .01             .50             .51             (.03)           (.12)
  Year ended 10/31/94 .............         2.60            .04            (.08)           (.04)            (.04)           (.18)
  5/3/93++ to 10/31/93 ............         2.43            .02             .17             .19             (.02)           0.00
----------------------------------------------------------------------------------------------------------------------------------

  +  Commencement of operations.
 ++  Commencement of distribution.
+++  Unaudited.
  *  Annualized.
 **  Reflects a change in fiscal year end.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and/or expense reimbursement.
(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.
(e)  Net of offering costs of ($.05).
(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios would have been as follows:

                                  1991        1992        1993       1994        1995        1996
All-Asia Investment Fund
         Class A                   --          --          --         --       10.57%#        --
         Class B                   --          --          --         --       11.32%#        --
         Class C                   --          --          --         --       11.38%#        --
Growth Fund
         Class A                 8.79%#      1.94%       1.84%      1.46%         --          --
         Class B                 3.06%       2.65%       2.52%      2.13%         --          --
         Class C                   --          --          --       2.13#         --          --
Premier Growth
         Class A                   --        3.33%#        --         --          --          --
         Class B                   --        3.78%#        --         --          --          --
                                Net investment income ratios for Premier Growth would have been (.25%#) for
                                Class A and (.75%#) for Class B for this same period.
Global Small Cap Fund
         Class A                   --          --          --         --        2.61%         --
         Class B                   --          --          --         --        3.27%         --
         Class C                   --          --          --         --        3.31%         --
Strategic Balanced Fund
         Class A                11.59%#      2.05%       1.85%      1.70%1      1.81%       1.76%
                                                                    1.94%#2
         Class B                 2.93%       2.70%       2.56%      2.42%1      2.49%       2.47%
                                                                    2.64%#2
         Class C                   --          --          --       2.07%#1     2.50%       2.48%
                                                                    2.64%#2
Income Builder Fund
         Class C                 1.99%#        --          --         --          --          --
Utility Income Fund
         Class A                   --          --      145.63%#    13.72%       4.86%#        --
         Class B                   --          --      133.62%#    14.42%       5.34%#        --
         Class C                   --          --      148.03%#    14.42%       5.99%#        --

-----------------------
     #  annualized
     1. For the period ended April 30, 1994
     2. For the period ended July 31, 1994
     For the expense ratios of the Funds in years prior to fiscal year 1990, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.
(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01); with respect to Class B shares, $(.01); and with respect to Class C shares, for the year ended October 31, 1994, $(.02).
(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.

(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.

(j) "Distributions from Net Realized Gains" includes a return of capital. Global Small Cap Fund had a return of capital with respect to Class A shares, for the year ended July 31, 1995, of $(.12); with respect to Class B shares, $(.12); and with respect to Class C shares, $(.12).

                                                                     Total      Net Assets              Ratio Of Net
                                              Total    Net Asset   Investment    At End Of   Ratio Of   Investment
                                            Dividends    Value    Return Based    Period     Expenses   Income (Loss)
                                              And        End Of    on Net Asset  (000's    To Average   To Average     Portfolio
   Fiscal Year or Period                 Distributions   Period      Value(a)    omitted    Net Assets   Net Assets   Turnover Rate
   ---------------------                 -------------   ------   ------------  ---------   ----------  ------------  -------------
Growth and Income Fund
  Class A
  11/1/95 to 4/30/96+++ ...........           $ (.24)       $ 2.85       14.46%    $518,880       .95%        1.74%           43%
  Year ended 10/31/95 .............             (.18)         2.71       24.21      458,158      1.05         1.88           142
  Year ended 10/31/94 .............             (.24)         2.35        (.67)     414,386      1.03         2.36            68
  Year ended 10/31/93 .............             (.22)         2.61       14.98      459,372      1.07         2.38            91
  Year ended 10/31/92 .............             (.21)         2.48        7.23      417,018      1.09         2.63           104
  Year ended 10/31/91 .............             (.39)         2.52       31.03      409,597      1.14         2.74            84
  Year ended 10/31/90 .............             (.53)         2.28       (8.55)     314,670      1.09         3.40            76
  Year ended 10/31/89 .............             (.56)         3.02       21.59      377,168      1.08         3.49            79
  Year ended 10/31/88 .............             (.86)         3.05       16.45      350,510      1.09         3.09            66
  Year ended 10/31/87 .............             (.12)         3.48        2.04      348,375       .86         2.77            60
  Year ended 10/31/86 .............             (.53)         3.52       34.92      347,679       .81         3.31            11
  Year ended 10/31/85 .............             (.48)         3.01       19.53      275,681       .95         3.78            15
  Class B
  11/1/95 to 4/30/96+++............           $ (.23)       $ 2.84       14.53%    $189,725      1.76%         .92%           43%
  Year ended 10/31/95..............             (.15)         2.69       22.84      136,758      1.86         1.05           142
  Year ended 10/31/94..............             (.22)         2.34       (1.50)     102,546      1.85         1.56            68
  Year ended 10/31/93..............             (.20)         2.60       14.22       76,633      1.90         1.58            91
  Year ended 10/31/92..............             (.20)         2.47        6.22       29,656      1.90         1.69           104
  2/8/91++ to 10/31/91.............             (.04)         2.52        6.83       10,221      1.99*        1.67*           84
  Class C
  11/1/95 to 4/30/96+++............          $  (.23)     $   2.84       14.07%    $ 50,483      1.74%         .93%           43%
  Year ended 10/31/95..............             (.15)         2.70       23.30       35,835      1.84         1.04           142
  Year ended 10/31/94 .............             (.22)         2.34       (1.50)      19,395      1.84         1.61            68
  5/3/93++ to 10/31/93 ............             (.02)         2.60        7.85        7,774      1.96*        1.45*           91
----------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 16.

--------------------------------------------------------------------------------
                                    Glossary
--------------------------------------------------------------------------------

The following terms are frequently used in this Prospectus.

Equity securities are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of
Sri Lanka, Hong Kong, the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch Investors Service, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
                           Description Of The Funds
--------------------------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

Domestic Stock Funds

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth Fund

Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. For the period ended August 31, 1996, the Fund invested less than 5% of its total assets in lower-rated securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (iii) invest in securities that are not publicly traded, including Rule 144A securities;
(iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements of up to 25% of its total assets and purchase and sell securities on a forward commitment basis;
(vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities;
(ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies
(i) organized under U.S. law that have their principal office in the U.S., and
(ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Technology Fund

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options;
(ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets; (iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Global Stock Funds

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries, in this regard At August 31, 1996, approximately 36% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that not more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance New Europe Fund

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in smaller, emerging companies, but will also invest in larger, established companies in such growing economic sectors as capital goods, telecommunications, pollution control and consumer services.

The Fund will emphasize investment in companies believed to be the likely beneficiaries of a program, originally known as the "1992 Program," to remove substantially all barriers to the free movement of goods, persons, services and capital within the European Community. Alliance believes that the beneficial effects of this program upon economies, sectors and companies may be most pronounced in the decade following 1992. The European Community is a Western European economic cooperative organization consisting of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain and the United Kingdom.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. In this regard, at August 31, 1996, approximately 40% of the Fund's assets were invested in securities of issuers in the United Kingdom.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies;
(iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities";
(iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options;
(vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;
(vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Investment Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings", "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of

Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants;
(iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments; (vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options;
(vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts;
(x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance Global Small Cap Fund

Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and (vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Total Return Funds

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S.

Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities;
(ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government; (iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities; (v) lend portfolio securities amounting to not more than 25% of its total assets;
(vi) enter into repurchase agreements on up to 25% of its total assets;
(vii) purchase and sell securities on a forward commitment basis; (viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund

Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants; (ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities; (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts; (vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes; (vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements; (x) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and Practices--Short Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See " Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations-- Foreign Investment."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;
(vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;
(viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and (xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Growth and Income Fund

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.

The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. See "Additional Investment Practices-- Options." The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. See "Risk Considerations--Foreign Investment."

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described above.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations-- Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, the investments of Growth Fund, Strategic Balanced Fund and Income Builder Fund in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities, while the investments of All-Asia Investment Fund in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering,
(ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Premier Growth Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Premier Growth Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund or Utility Income Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. No Fund, other than Income Builder Fund, will enter into a standby commitment with a remaining term in excess of 45 days. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of the Fund's assets taken at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof;
(iii) in oil, gas or other mineral exploration or development programs; or
(iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or
(ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.

Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities; (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and
(vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.

Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion);
(iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.

Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or
(iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.

RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, Global Small Cap Fund and Worldwide Privatization Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of United States companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in United Kingdom Issuers by New Europe Fund. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling--dollar exchange rate movements. Since 1972, when the pound sterling was allowed to float against other currencies, it has generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. From 1994 through 1995, the pound sterling increased at an average annual rate of 3.8% against the U.S. dollar. On September 13, 1996, the pound sterling-dollar exchange rate was virtually unchanged from that at the end of 1995.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 3977.2 on September 16, 1996, up nearly 8% from the end of 1995.

The public sector borrowing requirement ("PSBR"), a mandated measure of the amount required to balance the budget, is in excess of the government's original budget estimate for the 1995-96 fiscal year as a result of lower economic growth and decreased tax revenue. Further, the PSBR estimate for the 1996-97 fiscal year has been raised, and is expected to be above the European Union limit. As a result, the general government budget deficit for the the 1996-97 fiscal year is expected to be in excess of the level permitted of countries scheduled to participate in the European Union beginning in January 1999. In July 1996, the European Union stated that public borrowing would have to be reduced by July 1998 if the pound sterling is to be eligible for membership.

Since 1979, the Conservative Party has controlled Parliament. However, in recent years, this dominance has been called into question. In 1990, due to an internal challenge for leadership the Conservative Party chose John Major to replace Margaret Thatcher as Prime Minister. Mr. Major's position has been strengthened by his reelection as leader of the Conservative Party and is expected to retain that position until the next general election. Unless the Conservative Party calls for an earlier election, the next general election will take place in May 1997. Opinion polls currently indicate a lead for the Labour Party, and its is not clear that the Conservative Party will retain control of Parliament. For further information regarding the United Kingdom, see the Fund's Statement of Additional Information.

Investment in Japanese Issuers by All-Asia Investment Fund and International Fund. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. The Japanese yen has generally been appreciating against the U.S. dollar for the past decade but has fallen from its post-World War II high (in 1995) against the U.S. dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX increased by approximately 8% from the end of 1993, and by the end of 1995 increased by approximately 1% from the end of 1994. As of September 13, 1996, the TOPIX closed at a level almost identical to that at the end of 1995. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The price/earnings ratios of First Section companies, however, are on average high in comparison with other major stock markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. In August 1993, following a split in that party, a coalition government was formed. That coalition government collapsed in April 1994, and was replaced by a minority coalition that, in turn, collapsed in June 1994. The stability of the current ruling coalition, the fourth since 1993, is not assured in that Ryutaro Hashimato, the current prime minister, has called for new national elections to be held on October 20,1996. For further information regarding Japan, see each Fund's Statement of Additional Information.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

U.S. and Foreign Taxes. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.


Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practices--Mortage-Backed Securities."

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greatermarket risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund, Strategic Balanced and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities are not subject to these limitations. Because Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is each a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

--------------------------------------------------------------------------------
                              PURCHASE AND SALE
--------------------------------------------------------------------------------
                                  OF SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES
You can purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statement of Additional Information for more information.

Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the Telephone Transactions section of the Subscription Application or the Shareholder Options form obtained from Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent. Telephone purchase orders can be made by calling (800) 221-5672, may not exceed $500,000, must be received by the Fund by 3:00 p.m. Eastern time on a Fund business day and will be made at the next day's net asset value (less any applicable sales charge).

Each Fund offers three classes of shares through this prospectus, Class A, Class B and Class C. The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at net asset value plus an initial sales charge, as follows:


                         Initial Sales Charge
                             as % of                          Commission to
                            Net Amount        as % of        Dealer/Agent as %
Amount Purchased             Invested      Offering Price     of Offering Price
--------------------------------------------------------------------------------
Less than $100,000             4.44%          4.25%                 4.00%
--------------------------------------------------------------------------------
$100,000 to
less than $250,000             3.36           3.25                  3.00
--------------------------------------------------------------------------------
$250,000 to
less than $500,000             2.30           2.25                  2.00
--------------------------------------------------------------------------------
$500,000 to
less than $1,000,000           1.78           1.75                  1.50
--------------------------------------------------------------------------------

On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statement of Additional Information.

Class B Shares--Deferred Sales Charge Alternative
You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within four years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares.

The amount of the CDSC for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.

              Year Since Purchase                             CDSC
              -----------------------------------------------------
              First.......................................    4.0%
              Second......................................    3.0%
              Third.......................................    2.0%
              Fourth......................................    1.0%
              Fifth.......................................    None

Class B shares are subject to higher distribution fees than Class A shares for a period (after which they convert to Class A shares) of eight years, or six years with respect to Premier Growth Fund. The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.


Class C Shares--Asset-Based Sales Charge Alternative
You can purchase Class C shares without any initial sales charge. A Fund will thus receive the full amount of your purchase, and, if you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of the original cost of the shares being redeemed or net asset value at the time of redemption.

Application of the CDSC

Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the Statements of Additional Information.

How the Funds Value Their Shares
The net asset value of each Class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that Class by the outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.

General

The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class C shares is $5,000,000. The maximum purchase of Class B shares is $250,000. The Funds may refuse any order to purchase shares.


Each Fund offers a fourth class of shares, Advisor Class shares, by means of separate prospectus. Advisor Class shares may be purchased and held solely by
(i) accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account to the broker-dealer or other financial intermediary, or its affiliate or agent, (ii) a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. Advisor Class shares are offered without any initial sales charge or CDSC and without an ongoing distribution fee and are expected, therefore, to have different performance than Class A, Class B or Class C shares. You may obtain more information about Advisor Class shares by contacting AFS at 800-221-5672 or by contacting your financial representative.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES

You may "redeem", i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Selling Shares Through Your Broker

Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value (less any applicable CDSC). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                            Alliance Fund Services
                                P.O. Box 1520
                           Secaucus, NJ 07096-1520
                                1-800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES

You may exchange your shares of any Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

--------------------------------------------------------------------------------
                           MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                                    Principal occupation
                                                                       during the past
    Fund                        Employee; year; title                     five years
----------------------------------------------------------------------------------------
The Alliance Fund               Alfred Harrison since 1989--           Associated with
                                Vice Chairman of Alliance Capital      Alliance
                                Management Corporation
                                ("ACMC")*

                                Paul H. Jenkel since 1985--            Associated with
                                Senior Vice President of ACMC          Alliance

Growth Fund                     Tyler Smith since inception--          Associated with
                                Senior Vice President of ACMC          Alliance since
                                                                       July 1993; prior
                                                                       thereto,
                                                                       associated with
                                                                       Equitable Capital
                                                                       Management
                                                                       Corporation
                                                                       ("Equitable
                                                                         Capital")**

Premier Growth Fund             Alfred Harrison since inception--      (see above)
                                (see above)

Technology Fund                 Peter Anastos since 1992--             Associated with
                                Senior Vice President of ACMC          Alliance

                                Gerald T. Malone since 1992--          Associated with
                                Senior Vice President of ACMC          Alliance since
                                                                       1992; prior
                                                                       thereto
                                                                       associated with
                                                                       College
                                                                       Retirement
                                                                       Equities Fund

Quasar Fund                     Alden M. Stewart since 1994--          Associated with
                                Executive Vice President of ACMC       Alliance since
                                                                       1993; prior
                                                                       thereto,
                                                                       associated with
                                                                       Equitable Capital

                                Randall E. Haase since 1994--          Associated with
                                Senior Vice President of ACMC          Alliance since July
                                                                       1993; prior
                                                                       thereto,
                                                                       associated with
                                                                       Equitable Capital

                                Timothy Rice since 1993--              Associated with
                                Vice President of ACMC                 Alliance

International Fund              A. Rama Krishna since 1993--           Associated with
                                Senior Vice President of ACMC          Alliance since
                                and director of Asian Equity           1993, prior
                                research                               thereto,
                                                                       Chief Investment
                                                                       Strategist and
                                                                       Director--Equity
                                                                       Research for CS
                                                                       First Boston

Worldwide Privatization         Mark H. Breedon since inception---     Associated with
                                Senior Vice President of ACMC          Alliance
                                and Director and Vice President
                                of Alliance Capital Limited ***

New Europe Fund                 Nigel Hankin since 1996---             Associated with
                                Vice President of ACMC                 Alliance since
                                                                       1996; prior
                                                                       thereto portfolio
                                                                       manager at
                                                                       Draycott Partners.

                                Gregory Eckersley since 1996---        Associated with
                                Vice President of ACMC                 Alliance since
                                                                       1996; prior
                                                                       thereto portfolio
                                                                       manager at
                                                                       Draycott Partners.

All-Asia Investment             A. Rama Krishna since inception--      (see above)
Fund                            (see above)

Global Small Cap                Alden M. Stewart since 1994--          (see above)
Fund                            (see above)

                                Randall E. Haase since 1994--          (see above)
                                (see above)

                                Timothy Rice since 1993--              (see above)
                                (see above)

                                Ronald L. Simcoe since 1993--          Associated with
                                Vice President of ACMC                 Alliance since
                                                                       1993; prior
                                                                       thereto,
                                                                       associated with
                                                                       Equitable Capital



                                                                     Principal occupation
                                                                       during the past
         Fund                  Employee; year; title                      five years
------------------------------------------------------------------------------------------
Strategic Balanced              Robert G. Heisterberg                  Associated with
Fund                            since 1996--Senior Vice                Alliance
                                President of ACMC

Balanced Shares                 Kevin J. O'Brien since 1996--          Associated with
                                Senior Vice President of ACMC          Alliance

Income Builder Fund             Andrew M. Aran since 1994--            Associated with
                                Senior Vice President of ACMC          Alliance since
                                                                       March 1991; prior
                                                                       thereto, a Vice
                                                                       President of
                                                                       PaineWebber, Inc.

                                Thomas M. Perkins since 1991--         Associated with
                                Senior Vice President of ACMC          Alliance

Utility  Income Fund            Paul Rissman since 1996--              Associated with
                                Vice President of ACMC                 Alliance

Growth & Income                 Paul Rissman since 1994--              Associated with
Fund                            Vice President of ACMC                 Alliance
----------------------------------------------------------------------------------------

  *  The sole general partner of Alliance.
 ** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.
***  An indirect wholly-owned subsidiary of Alliance.


Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1996 totaling more than $168 billion (of which approximately $55 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising more than 100 separate investment portfolios currently have over two million shareholders. As of June 30, 1996, Alliance was an investment manager of employee benefit plan assets for 33 of the Fortune 100 companies.


ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

ADMINISTRATOR AND CONSULTANT TO ALL-ASIA
INVESTMENT FUND
Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

In connection with its provision of advisory services to All-Asia Investment Fund, Alliance has retained at its expense OCBC Asset Management Limited ("OAM") as a consultant to provide to Alliance such statistical and other factual information, research and assistance with respect to economic, financial, political, technological and social conditions and trends in Asian countries, including information on markets and industries, as Alliance shall from time to time request. OAM will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.


OAM is one of the largest Singapore-based investment management companies specializing in investment in Asia-Pacific markets. OAM provides consulting and advisory services to institutions and individuals, including mutual funds.


OAM is a wholly-owned subsidiary of Oversea-Chinese Banking Corporation Limited ("OCBC Bank"), which is based in Singapore. The OCBC Bank Group has an extensive network of banking offices in the Asian Pacific region. The OCBC Bank Group engages in a wide variety of activities including commercial banking, investment banking, and property and hotel investment and management.


DISTRIBUTION SERVICES AGREEMENTS
Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more
"Rule 12b-1 plans" (for each Fund, a "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% (.50% with respect to Growth Fund, Premier Growth Fund and Strategic Balanced Fund) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, for distribution expenses. The Directors of Growth Fund and Strategic Balanced Fund currently limit payments with respect to Class A shares under the Plan to .30% of each Fund's aggregate average daily net assets attributable to Class A shares. The Directors of Premier Growth Fund currently limit payments under the Plan with respect to sales of Class A shares made after November 1993 to .30% of the Fund's aggregate average daily net assets. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each of Class A, Class B and Class C shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in a Fund by their customers. Distribution services fees received from the Funds, except Growth Fund and Strategic Balanced Fund, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for Growth Fund and Strategic Balanced Fund, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. Except as noted below for Growth Fund and Strategic Balanced Fund, AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to its expenses incurred. Actual distribution expenses for such Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and payments subsequently received through CDSCs, so long as the Plan and the Agreement are in effect. Since AFD's compensation under the Plans of Growth Fund and Strategic Balanced Fund is not directly tied to the expenses incurred by AFD, the amount of compensation received by it under the applicable Plan during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds (except Growth Fund and Strategic Balanced Fund) were, as of that time, as follows:



                                      Amount of Unreimbursed Distribution Expenses
                                               (as % of Net Assets of Class)
                                    -------------------------------------------------
                                               Class B                Class C
Alliance Fund .....................   $ 1,985,734     (6.26%)  $  581,997     (5.77%)
Growth Fund .......................   $43,429,599     (2.89%)  $1,079,385     (0.48%)
Premier Growth Fund ...............   $ 5,101,361     (2.14%)  $  267,542     (1.29%)
Technology Fund ...................   $ 9,244,048     (3.34%)  $  398,864     (0.92%)
Quasar Fund .......................   $   764,753     (4.61%)  $  159,240     (9.88%)
International Fund ................   $ 2,164,342     (2.99%)  $  588,872     (2.18%)
Worldwide Privatization Fund ......   $ 4,025,624     (4.85%)  $   62,445     (2.62%)



                                       Amount of Unreimbursed Distribution Expenses
                                               (as % of Net Assets of Class)
                                  --------------------------------------------------

                                               Class B                Class C
New Europe Fund ..............    $2,109,619       (4.94%)    $  394,639       (3.89%)
All-Asia Investment Fund .....    $  552,379      (10.68%)    $   25,680       (4.30%)
Global Small Cap Fund ........    $1,345,113       (9.44%)    $  442,584      (10.74%)
Strategic Balanced Fund ......    $  957,033       (3.36%)    $  290,100       (9.19%)
Balanced Shares ..............    $1,233,618       (6.71%)    $  349,587       (5.73%)
Income Builder Fund ..........    $  526,493      (13.97%)    $1,642,685       (3.35%)
Utility Income Fund ..........    $  725,771       (6.6%)     $  293,252       (8.4%)
Growth and Income Fund .......    $3,367,375       (2.46%)    $  638,657       (1.78%)


The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                           Dividends, Distributions
--------------------------------------------------------------------------------
                                  And Taxes
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the close of business on the day following the declaration date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES
Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES
Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Under the current federal tax law the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. Alliance Fund, Premier Growth Fund, Technology Fund, Income Builder Fund, Quasar Fund, New Europe Fund, Balanced Shares and Growth and Income Fund are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

Under certain circumstances, if a Fund realizes losses from fluctuations in currency exchange rates after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Shareholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation.

--------------------------------------------------------------------------------
                             General Information
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION
Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1968), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc.
(1993), and Alliance Growth and Income Fund, Inc. (1932). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios)
(1987), and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal, or in the case of the Funds organized as Maryland corporations, state law. Shareholders have available certain procedures for the removal of Directors.


A shareholder in a Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING
AGENT
AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER
AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION
From time to time, the Funds advertise their "total return," which is computed separately for Class A, Class B and Class C shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Shares, Growth and Income Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Strategic Balanced Fund, Balanced Shares, Income Builder Fund, Utility Income Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares.


A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION
This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.


This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.


This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."

                           SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------
                           THE ALLIANCE STOCK FUNDS
              (see instructions at the front of the application)

--------------------------------------------------------------------------------
                  1. YOUR ACCOUNT REGISTRATION (Please Print)
--------------------------------------------------------------------------------

[_] INDIVIDUAL OR JOINT ACCOUNT

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Owner's Name (First Name)              (MI)            (Last Name)

|_|_|_|-|_|_|-|_|_|_|_|
 Social Security Number (Required to open account)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Joint Owner's Name*  (First Name)      (MI)            (Last Name)
 *Joint Tenants with right of survivorship unless Alliance Fund Services is informed otherwise.

[_] GIFT/TRANSFER TO A MINOR

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Custodian-One Name Only (First Name)   (MI)            (Last Name)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Minor (First Name)                     (MI)            (Last Name)

|_|_|_|-|_|_|-|_|_|_|_|
 Minor's Social Security Number (Required to open account)    Under the State
 of _____ (Minor's Residence) Uniform Gifts/Transfer to Minor's Act

[_] TRUST ACCOUNT

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Name of Trustee

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Name of Trust

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Name of Trust (cont'd)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|_|_|_|_|_|_|_|
 Trust Dated                             Tax ID or Social Security Number
                                         (Required to open account)

[_] OTHER

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Name of Corporation, Partnership, Investment only retirement plan, or other Entity

|_|_|_|_|_|_|_|_|_|                     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Tax ID Number                           Trustee Name (Retirement Plans Only

--------------------------------------------------------------------------------
                                2. YOUR ADDRESS
--------------------------------------------------------------------------------

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Street

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 City                               State               Zip Code

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 If Non-U.S., Specify Country

|_|_|_|-|_|_|_|-|_|_|_|_|               |_|_|_|-|_|_|_|-|_|_|_|_|
 Daytime Phone                           Evening Phone

I am a: [ ] U.S. Citizen         [ ] Non-Resident Alien
        [ ] Resident Alien       [ ] Other

             ++                                              ++
             +                                                +


                             For Alliance Use Only


             +                                                +
             ++                                              ++

--------------------------------------------------------------------------------
                          3. YOUR INITIAL INVESTMENT
--------------------------------------------------------------------------------

The minimum investment is $250 per fund. The maximum investment in Class B is $250,000; Class C is $5,000,000.

I hereby subscribe for shares of the following Alliance Stock Fund(s) and elect distribution options as indicated.

Dividend and Capital Gain Distribution Options:

-----------------------------------
       BROKER/DEALER USE ONLY
           WIRE CONFIRM #
-----------------------------------

-----------------------------------

R  Reinvest distributions into my fund account.
   ----------------------

C  Send my distributions in cash to the address I have provided in Section 2.
   -----------------------------
   (Complete Section 4D for direct deposit to your bank account. Complete
   Section 4E for payment to a third party).

D  Direct my distributions to another Alliance fund. Complete the appropriate
   ------------------------------------------------
   portion of Section 4A to direct your distributions (dividends and capital gains) to another Alliance Fund (the $250 minimum investment requirement applies to Funds into which distributions are directed).

----------------------------- ---------------------------------------------- -----------------------
                                               CLASS OF SHARES
 Make all checks payable to:  ----------------------------------------------  DISTRIBUTIONS OPTIONS
   Alliance Fund Services                       CONTINGENT                          "CIRCLE"
                               INITIAL SALES     DEFERRED      ASSET-BASED   -----------------------
-----------------------------     CHARGE       SALES CHARGE    SALES CHARGE                CAPITAL
     ALLIANCE FUND NAME              A               B               C         DIVIDENDS    GAINS
----------------------------- --------------- -------------- --------------- ------------ ----------

The Alliance Fund              $         (44)  $        (43)  $        (344)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Growth Fund                              (31)           (01)           (331)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Premier Growth Fund                      (78)           (79)           (378)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Technology Fund                          (82)          (282)           (382)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Quasar Fund                              (26)           (29)           (326)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
International Fund                       (40)           (41)           (340)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Worldwide Privatization Fund            (112)          (212)           (312)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
New Europe Fund                          (62)           (58)           (362)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
All-Asia Investment Fund                (118)          (218)           (318)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Global Small Cap Fund                    (45)           (48)           (345)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Strategic Balanced Fund                  (32)           (02)           (332)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Balanced Shares                          (96)           (75)           (396)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Income Builder Fund                     (111)          (211)           (311)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Utility Income Fund                      (09)          (209)           (309)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Growth & Income Fund                     (94)           (74)           (394)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
                                                                                R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
                                                                                R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
       TOTAL INVESTMENT        $               $              $
----------------------------- ----------------------------------------------

MY SOCIAL SECURITY (TAX
IDENTIFICATION) NUMBER IS: ----- ----- ----- ----- ----- ----- ----- ----- -----

                           ----- ----- ----- ----- ----- ----- ----- ----- -----
--------------------------------------------------------------------------------
                          4. YOUR SHAREHOLDER OPTIONS
--------------------------------------------------------------------------------
-------------------------------------
 A. AUTOMATIC INVESTMENT PLANS (AIP)
-------------------------------------
[_] WITHDRAW FROM MY BANK ACCOUNT
I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also).

                    Monthly Dollar Amount       Day of Withdrawal
Fund Name           ($25 minimum)               (1st thru 31st)        Circle "all" or applicable months
                                                                       All        J F M A M J J A S O N D
----------------------------------------------------------------------------------------------------------
                                                                       All        J F M A M J J A S O N D
----------------------------------------------------------------------------------------------------------
                                                                       All        J F M A M J J A S O N D
----------------------------------------------------------------------------------------------------------
                                                                       All        J F M A M J J A S O N D
----------------------------------------------------------------------------------------------------------

* Your bank must be a member of the National Automated Clearing House Association (NACHA).

[_] DIRECT MY DISTRIBUTIONS
As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance fund.

"From" Fund Name        "From" Fund Account # (if existing)     "To" Fund Name          "To" Fund Account # (if existing)
                                                                                        [_] New
                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        [_] New
                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        [_] New
                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        [_] New
                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------

[_] EXCHANGE SHARES MONTHLY
I authorize Alliance to transact monthly exchanges within the same class of shares between my fund accounts as listed below.

                        "From" Fund Account #    Dollar Amount  Day of Exchange**                       "To" Fund Account #
"From" Fund Name        (if existing)            ($25 minimum)  (1st thru 31st)    "To" Fund Name       (if existing)
                                                                                                        [_] New
                                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        [_] New
                                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        [_] New
                                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        [_] New
                                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------

**Shares exchanged will be redeemed at the net asset value on the "Day of Exchange". (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

--------------------------------------
 B. SYSTEMATIC WITHDRAWAL PLANS (SWP)
--------------------------------------
In order to establish a SWP, you must reinvest all dividends and capital gains and own or purchase shares of the Fund having a current net asset value of at
least:     .$10,000 for monthly payments,     .$5,000 for bi-monthly payments,
 .$4,000 for quarterly or less frequent payments

Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your checking account.

[_] I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

Fund Name and Class of Shares           Dollar Amount ($50 minimum)     Circle "all" or applicable months
                                                                        All          J F M A M J J A S O N D
-------------------------------------------------------------------------------------------------------------
                                                                        All          J F M A M J J A S O N D
-------------------------------------------------------------------------------------------------------------
                                                                        All          J F M A M J J A S O N D
-------------------------------------------------------------------------------------------------------------
                                                                        All          J F M A M J J A S O N D
-------------------------------------------------------------------------------------------------------------



PLEASE SEND MY SWP PROCEEDS TO:
   [_] MY CHECKING ACCOUNT (via EFT) -                           (1st-31st)
                                                                 ----------
       I would like to have these payments occur on or about the            of
                                                                 ----------
       the months circled above. (Complete Section 4D)
   [_] MY ADDRESS OF RECORD (via CHECK)
   [_] THE PAYEE AND ADDRESS SPECIFIED IN SECTION 4E (via CHECK)

C. PURCHASES AND REDEMPTIONS VIA EFT

  You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
  Instructions:  . Review the information in the Prospectus about telephone transaction services.
                 . If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

  Purchases and Redemptions via EFT
  / / I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to with-draw money or credit money for such shares via EFT from the bank account I have selected.

      In the case of shares purchased by check, redemption proceeds may not be made available until the Fund is reasonably assured that the check has cleared, normally 15 calendar days after the purchase date.

D. BANK INFORMATION

  This bank account information will be used for:
  / / Distributions (Section 3)
  / / Automatic Investments (Section 4A)
  / / Systematic Withdrawals (Section 4B)
  / / Telephone Transactions (Section 4C)

  Please attach a voided check:
  ----------------------------------------------------------------------------
  |                                                                          |
  |                                                                          |
  |                                                                          |
  |                                                                          |
  |                   Tape Preprinted Voided Check Here.                     |
  |             We cannot Establish These Services Without it.               |
  |                                                                          |
  |                                                                          |
  |                                                                          |
  |                                                                          |
  ----------------------------------------------------------------------------
  Your bank must be a member of the National Automated Clearing House Association (NACHA) in order to have EFT transactions processed to your fund account. For EFT transactions, the fund requires signatures of bank account owners exactly as they appear or bank records.

E. THIRD PARTY PAYMENT DETAILS

  This third party payee information will be used for:
  / / Distributions (Section 3)     / / Systematic Withdrawals (Section 4B)

     | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     -----------------------------------------------------------------------
     Name
     | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     -----------------------------------------------------------------------
     Address - Line 1
     | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     -----------------------------------------------------------------------
     Address - Line 2
     | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     -----------------------------------------------------------------------
     Address - Line 3

F. REDUCED CHARGES (CLASS A ONLY)

  If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please complete the Right of Accumulation section or the Statement of Intent section.

  A. Right of Accumulation
  / / Please link the tax identification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

  B. Statement of Intent
  / / I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period.
  / / $100,000     / / $250,000     / / $500,000      / / $1,000,000
      If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.

  -------------------------  -------------------------  ------------------------
  Tax ID or Account #        Tax ID or Account #        Tax ID or Account #

--------------------------------------------------------------------------------
          5. SHAREHOLDER AUTHORIZATION This section MUST be completed
--------------------------------------------------------------------------------

Telephone Exchanges and Redemptions by Check
Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000. This service can be enacted once every 30 days.

/ / I do not elect the telephone exchange service.
         ---
/ / I do not elect the telephone redemption by check service.
         ---

I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

---------------------------------  ---------------
Signature                          Date

---------------------------------  ---------------  ----------------------------
Signature                          Date             Acceptance Date

--------------------------------------------------------------------------------
        DEALER/AGENT AUTHORIZATION For selected Dealers or agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

---------------------------------  ---------------------------------------------
Dealer/Agent Firm                  Authorized Signature

---------------------------------  ---------------  ----------------------------
Representative First Name          MI               Last Name

--------------------------------------------------------------------------------
Representative Number

--------------------------------------------------------------------------------
Branch Office Address

--------------------------------------------------------------------------------
City                               State            Zip Code
                                   (    )
--------------------------------------------------------------------------------
Branch Number                      Branch Phone

                       ALLIANCE SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------
                           THE ALLIANCE STOCK FUNDS


    THE ALLIANCE FUND          INTERNATIONAL FUND       STRATEGIC BALANCED FUND

       GROWTH FUND        WORLDWIDE PRIVATIZATION FUND      BALANCED SHARES

   PREMIER GROWTH FUND           NEW EUROPE FUND          INCOME BUILDER FUND

     TECHNOLOGY FUND        ALL-ASIA INVESTMENT FUND      UTILITY INCOME FUND

       QUASAR FUND            GLOBAL SMALL CAP FUND      GROWTH & INCOME FUND

--------------------------------------------------------------------------------
                         INFORMATION AND INSTRUCTIONS
--------------------------------------------------------------------------------

To Open Your New Alliance Account...

Please complete the application         For certified or overnight deliveries,
and mail it to:                         send to:
      Alliance Fund Services, Inc.      Alliance Fund Services, Inc.
      P.O. Box 1520                     500 Plaza Drive
      Secaucus, New Jersey 07096-1520   Secaucus, New Jersey 07094

---------
Section 1  Your Account Registration (Required)
---------
 Complete one of the available choices.  To ensure proper tax reporting to the
  IRS:
    .   Individuals, Joint Tenants and Gift/Transfer to a Minor:
                . Indicate your name(s) exactly as it appears on your social security card.

    .   Trust/Other:
                . Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

---------
Section 2  Your Address (Required)
---------
 Complete in full.

---------
Section 3  Your Initial Investment (Required)
---------

 For each fund in which you are investing: 1) Write the dollar amount of your initial purchase in the column corresponding to the class of shares you have chosen (If you are eligible for a reduced sales charge, you must also complete
 Section 4F) 2) Circle a distribution option for your dividends 3) Circle a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

---------
Section 4  Your Shareholder Options (Complete only those options you want)
---------
 A.Automatic Investment Plans (AIP)-You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A.
 B.Systematic Withdrawal Plans (SWP)-Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.
 C.Telephone Transactions via EFT-Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.
 D.Bank Information-If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a voided check to this section of the application.
 E.Third Party Payment Details-If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option.
 F.Reduced Charges (Class A Only)-Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

---------
Section 5  Shareholder Authorization (Required)
---------
 All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

 If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
  (800) 221-5672.

This is filed pursuant to Rule 497(c).
File Nos. 2-29901 and 811-1716.

                                 The Alliance
             ----------------------------------------------------
                                  Stock Funds
             ----------------------------------------------------

                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                   For Literature: Toll Free (800) 227-4618



                          Prospectus and Application
                                (Advisor Class)
                                October 1, 1996

Domestic Stock Funds                              Global Stock Funds

-The Alliance Fund                                -Alliance International Fund
-Alliance Growth Fund                             -Alliance Worldwide
-Alliance Premier Growth Fund                       Privatization Fund
-Alliance Technology Fund                         -Alliance New Europe Fund
-Alliance Quasar Fund                             -Alliance All-Asia Investment
                                                    Fund
                                                  -Alliance Global Small Cap
                                                    Fund

                         Total Return Funds

                         -Alliance Strategic Balanced Fund
                         -Alliance Balanced Shares
                         -Alliance Income Builder Fund
                         -Alliance Utility Income Fund
                         -Alliance Growth and Income Fund



Table of Contents                                                           Page

The Funds at a Glance .....................................................    2
Expense Information .......................................................    4
Glossary ..................................................................    6
Description of the Funds ..................................................    7
  Investment Objectives and Policies ......................................    7
  Additional Investment Practices .........................................   15
  Certain Fundamental Investment Policies .................................   22
  Risk Considerations .....................................................   24
Purchase and Sale of Shares ...............................................   28
Management of the Funds ...................................................   30
Dividends, Distributions and Taxes ........................................   31
Conversion Feature ........................................................   33
General Information .......................................................   41

                                    Adviser
                       Alliance Capital Management L.P.
                          1345 Avenue Of The Americas
                           New York, New York 10105



The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

This Prospectus offers the Advisor Class shares of each Fund which may be purchased at net asset value without any initial or contingent deferred sales charges and without ongoing distribution expenses. Advisor Class shares are offered solely to (i) investors participating in fee-based programs meeting certain standards established by Alliance Fund Distributors, Inc., each Fund's principal underwriter, (ii) participants in self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that meet certain minimum standards and (iii) investment advisory clients of, and certain other persons associated with, Alliance Capital Management L.P. and its affiliates or the Funds. See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                               Alliance(R)
                                               Investing without the Mystery(SM)


(R)/(SM) These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Funds At A Glance


The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

The Funds' Investment Adviser Is . . .
Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $168 billion in assets under management as of June 30, 1996. Alliance provides investment management services to employee benefit plans for 33 of the FORTUNE 100 companies.



Domestic Stock Funds

Alliance Fund
Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund
Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund
Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Technology Fund
Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.

Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund
Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.



Global Stock Funds

International Fund
Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

Worldwide Privatization Fund
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund
Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.

All-Asia Investment Fund
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Global Small Cap Fund
Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.

Total Return Funds

Strategic Balanced Fund

Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.
Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares

Seeks . . . A high return through a combination of current income and capital appreciation.
Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund

Seeks . . . Both an attractive level of current income and long-term growth of income and capital.
Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund

Seeks . . . Current income and capital appreciation through investment in the utilities industry.
Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund

Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.
Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.

A Word About Risk . . .

The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus.

Getting Started . . .

Shares of the Funds are available through your financial representative. Each Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares may be purchased at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter, pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account, to the broker-dealer or financial intermediary, or its affiliate or agent, (ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. A shareholder's Advisor Class shares will automatically convert to Class A shares of the same Fund under certain circumstances. See "Conversion Feature-- Conversion to Class A Shares." Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. In addition, persons investing in Advisor Class shares of the Fund through a fee-based program may do so only if the fee-based program has an aggregate of at least $250,000 invested in Advisor Class shares of Alliance Mutual Funds, including the Fund. Fee-based programs through which Advisor Class shares may be purchased may impose different requirements with respect to minimum initial and subsequent investment levels than described above. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares."

                                              Alliance(R)
                                              Investing without the Mystery.(SM)

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                              Expense Information
--------------------------------------------------------------------------------


Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in the Advisor Class shares of each Fund and estimated annual expenses for Advisor Class shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in Advisor Class shares for the periods specified.

                                                           Advisor Class Shares
                                                           --------------------
        Maximum sales charge imposed on purchases........          None
        Sales charge imposed on dividend reinvestments...          None
        Deferred sales charge............................          None
        Exchange fee.....................................          None
--------------------------------------------------------------------------------

           Operating Expenses                                   Examples
----------------------------------------         ---------------------------------------
Alliance Fund              Advisor Class                                   Advisor Class
                           -------------                                   -------------
Management fees                 .71%             After 1 year                   $  9
12b-1 fees                     None              After 3 years                  $ 28

Other expenses (a)              .18%
                               ----
Total fund
    operating expenses (b)      .89%
                               ====

Growth Fund                Advisor Class                                   Advisor Class
                           -------------                                   -------------
                                                 After 1 year                   $ 11
Management fees                 .75%             After 3 years                  $ 33
12b-1 fees                     None

Other expenses (a)              .30%
                               ----
Total fund
    operating expenses (b)     1.05%
                               ====

Premier Growth Fund        Advisor Class                                   Advisor Class
                           -------------                                   -------------
                                                 After 1 year                   $ 14
Management fees                1.00%             After 3 years                  $ 44
12b-1 fees                     None

Other expenses (a)              .38%
                               ----
Total fund
    operating expenses (b)     1.38%
                               ====

Technology Fund            Advisor Class                                   Advisor Class
                           -------------                                   -------------
Management fees (g)            1.14%             After 1 year                   $ 15
12b-1 fees                     None              After 3 years                  $ 46

Other expenses (a)              .31%
                               ----
Total fund
    operating expenses (b)     1.45%
                               ====

Quasar Fund                Advisor Class                                   Advisor Class
                           -------------                                   -------------
                                                 After 1 year                   $ 16
Management fees (g)             .99%             After 3 years                  $ 51
12b-1 fees                      None

Other expenses (a)              .63%
                               ----
Total fund
    operating expenses (b)     1.62%
                               ====

International Fund         Advisor Class                                   Advisor Class
                           -------------                                   -------------
Management fees (g)             .92%             After 1 year                   $ 16
12b-1 fees                     None              After 3 years                  $ 49

Other expenses (a)              .63%
                               ----
Total fund
    operating expenses (b)     1.55%
                               ====

--------------------------------------------------------------------------------
Please refer to the footnotes and the discussion following these tables on page
6.

             Operating Expenses                                            Examples
  ------------------------------------------               ------------------------------------------
Worldwide Privatization Fund   Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                    1.00%                 After 1 year                      $ 16
  12b-1 fees                         None                  After 3 years                     $ 50
  Other expenses (a)                  .57%
                                     ----
  Total fund
     operating expenses (b)          1.57%
                                     ====

New Europe Fund                Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                    1.07%                 After 1 year                      $ 19
  12b-1 fees                         None                  After 3 years                     $ 58
  Other expenses (a)                  .77%
                                     ----
  Total fund
     operating expenses (b)          1.84%
                                     ====

All-Asia Investment Fund       Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                                          After 1 year                      $ 41
    (after waiver) (c)               0.00%                 After 3 years                     $125
  12b-1 fees                         None
  Other expenses
    Administration fees
      (after waiver) (d)             0.00%
    Other operating expenses (a)
      (after reimbursement) (e)      4.12%
                                     ----
  Total other expenses               4.12%
                                     ----
  Total fund
     operating expenses (b)          4.12%
                                     ====

Global Small Cap Fund          Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                    1.00%                 After 1 year                      $ 22
  12b-1 fees                         None                  After 3 years                     $ 69
  Other expenses (a)                 1.21%
                                     ----
  Total fund
     operating expenses (b)          2.21%
                                     ====

Strategic Balanced Fund        Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                                          After 1 year                      $ 11
    (after waiver) (c)                .38%                 After 3 years                     $ 35
  12b-1 fees                         None
  Other expenses (a)                  .72%
                                     ----

  Total fund
     operating expenses (b) (e)      1.10%
                                     ====

Balanced Shares                Advisor Class                                           Advisor Class
                               -------------                                           -------------
  Management fees                     .63%                 After 1 year                      $ 12
  12b-1 fees                         None                  After 3 years                     $ 36
  Other expenses (a)                  .51%
                                     ----
  Total fund
     operating expenses (b)          1.14%
                                     ====

Income Builder Fund            Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                     .75%                 After 1 year                      $ 21
  12b-1 fees                         None                  After 3 years                     $ 65
  Other expenses (a)                 1.33%
                                     ----
  Total fund
     operating expenses (b)          2.08%
                                     ====

Utility Income Fund            Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                                          After 1 year                      $ 12
     (after waiver) (c)              0.00%                 After 3 years                     $ 38
  12b-1 fees                         None
  Other expenses (a)                 1.20%
                                     ----
  Total fund
     operating expenses (b) (f)      1.20%
                                     ====

           Operating Expenses                                           Examples
  -------------------------------------                    -------------------------------------
Growth and Income Fund    Advisor Class                                            Advisor Class
                          -------------                                            -------------
  Management fees               .53%                       After 1 year                $  9
  12b-1 fees                   None                        After 3 years               $ 27
  Other expenses (a)            .32%
                               ----
  Total fund
     operating expenses (b)     .85%
                               ====

--------------------------------------------------------------------------------

(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(b) The expense information does not reflect any charges or expenses imposed by your financial representative or your employee benefit plan.
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be 1.00% for All-Asia Investment Fund and .75% for Strategic Balanced Fund and Utility Income Fund.
(d) Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement net of voluntary fee waiver. In the absence of such fee waiver, the administration fee would be .15%.
(e) Net of voluntary fee waiver and/or expense reimbursement. In the absence of such waiver and/or reimbursement, total fund operating expenses for Strategic Balanced Fund would have been 1.76%. In the absence of such waiver and reimbursements, other expenses for All-Asia Investment Fund would have been 9.27%, and total fund operating expenses for All-Asia Investment Fund would have been 10.57% annualized.
(f) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 4.86%.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund, Technology Fund and International Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. "Other Expenses" are based on estimated amounts for each Fund's current fiscal year. The management fee rates of Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Technology Fund, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Global Small Cap Fund are higher than those paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered representative of future expenses; actual expenses may be greater or less than those shown.
--------------------------------------------------------------------------------
                                   Glossary
--------------------------------------------------------------------------------
The following terms are frequently used in this Prospectus.

Equity securities are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, Hong Kong, the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch Investors Service, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
                           Description Of The Funds
--------------------------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

Domestic Stock Funds

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth Fund

Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. For the period ended August 31, 1996, the Fund invested less than 5% of its total assets in lower-rated securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (iii) invest in securities that are not publicly traded, including Rule 144A securities; (iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements of up to 25% of its total assets and purchase and sell securities on a forward commitment basis; (vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; (ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under U.S. law that have their principal office in the U.S., and (ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Technology Fund

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options; (ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets;
(iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Global Stock Funds

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. In this regard, at August 31, 1996, approximately [36]% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that not more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "-- Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance New Europe Fund

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in smaller, emerging companies, but will also invest in larger, established companies in such growing economic sectors as capital goods, telecommunications, pollution control and consumer services.

The Fund will emphasize investment in companies believed to be the likely beneficiaries of a program, originally known as the "1992 Program," to remove substantially all barriers to the free movement of goods, persons, services and capital within the European Community. Alliance believes that the beneficial effects of this program upon economies, sectors and companies may be most pronounced in the decade following 1992. The European Community is a Western European economic cooperative organization consisting of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain and the United Kingdom.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. In this regard, at August 31, 1996, approximately [40%] of the Fund's assets were invested in securities of issuers in the United Kingdom.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies; (iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities"; (iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts; (vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Investment Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings," "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments;
(vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance Global Small Cap Fund

Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and (vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Total Return Funds

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S. Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government;
(iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets; (vii) purchase and sell securities on a forward commitment basis; (viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund

Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants;
(ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities; (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts;
(vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes; (vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements; (x) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and Practices--Short Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations--Foreign Investment."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts; (vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes; (viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and
(xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Growth and Income Fund

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.

The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. See "Additional Investment Practices-- Options." The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. See "Risk Considerations--Foreign Investment."

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described above.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, the investments of Growth Fund, Strategic Balanced Fund and Income Builder Fund in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities while the investments of All-Asia Investment Fund in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Premier Growth Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Premier Growth Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund or Utility Income Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. No Fund, other than Income Builder Fund, will enter into a standby commitment with a remaining term in excess of 45 days. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of the Fund's assets taken at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates for the existing classes of shares of the Fund are set forth in the tables that begin on page 36. These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES
Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof;
(iii) in oil, gas or other mineral exploration or development programs; or (iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or
(ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.

Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities; (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.

Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion); (iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.

Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or
(iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.

RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, Global Small Cap Fund and Worldwide Privatization Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of United States companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in United Kingdom Issuers by New Europe Fund. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling--dollar exchange rate movements. Since 1972, when the pound sterling was allowed to float against other currencies, it has generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. From 1994 through 1995, the pound sterling increased at an average annual rate of 3.8% against the U.S. dollar. On September 13, 1996, the pound sterling-dollar exchange rate was virtually unchanged from that at the end of 1995.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 3977.2 on September 16, 1996, up nearly 8% from the end of 1995.

The public sector borrowing requirement ("PSBR"), a mandated measure of the amount required to balance the budget, is in excess of the government's original budget estimate for the 1995-96 fiscal year as a result of lower economic growth and decreased tax revenue. Further, the PSBR estimate for the 1996-97 fiscal year has been raised and is expected to be above the European Union limit. As a result, the general government budget deficit for the 1996-97 fiscal year is expected to be in excess of the level permitted of countries scheduled to participate in the European Union beginning in January 1999. In July 1996, the European Union stated that public borrowing would have to be reduced by July 1998 if the pound sterling is to be eligible for membership.

Since 1979, the Conservative Party has controlled Parliament. However, in recent years, this dominance has been called into question. In 1990, due to an internal challenge for leadership the Conservative Party chose John Major to replace Margaret Thatcher as Prime Minister. Mr. Major's position has been strengthened by his reelection as leader of the Conservative Party and is expected to retain that position until the next general election. Unless the Conservative Party calls for an earlier election, the next general election will take place in May 1997. Opinion polls currently indicate a lead for the Labour Party, and it is not clear that the Conservative Party will retain control of Parliament. For further information regarding the United Kingdom, see the Fund's Statement of Additional Information.

Investment in Japanese Issuers by All-Asia Investment Fund and International Fund. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. The Japanese yen has generally been appreciating against the U.S. dollar for the past decade but has fallen from its post-World War II high (in 1995) against the U.S. dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX increased by approximately 8% from the end of 1993, and by the end of 1995 increased by approximately 1% from the end of 1994. As of September 13, 1996, the TOPIX closed at a level almost identifical to that at the end of 1995. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The price/earnings ratios of First Section companies, however, are on average high in comparison with other major stock markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. In August 1993, following a split in that party, a coalition government was formed. That coalition government collapsed in April 1994, and was replaced by a minority coalition that, in turn, collapsed in June 1994. The stability of the current ruling coalition, the fourth since 1993, is not assured in that Ryutaro Hashimoto, the current prime minister, has called for new national elections to be held on October 20, 1996. For further information regarding
Japan, see each Fund's Statement of Additional Information.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

U.S. and Foreign Taxes. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practices-Mortgage-Backed Securities."

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities are not subject to these limitations. Because Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is each a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

-------------------------------------------------------------------------------
                               Purchase And Sale
-------------------------------------------------------------------------------
                                   Of Shares
-------------------------------------------------------------------------------

HOW TO BUY SHARES

Each Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares of each Fund may be purchased through your financial representative at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD, pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account to the broker-dealer or financial intermediary, or its affiliate or agent, (ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. For more detailed information about who may purchase and hold Advisor Class shares see the Statement of Additional Information. A shareholder's Advisor Class shares will automatically convert to Class A shares of the same Fund under certain circumstances. For a more detailed description of the conversion feature and Class A shares, see "Conversion Feature." The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. In addition, persons investing in Advisor Class shares of the Fund through a fee-based program may do so only if the fee-based program has an aggregate of at least $250,000 invested in Advisor Class shares of Alliance Mutual Funds, including the Fund. Investments of $25 or more are allowed under the automatic investment program of each Fund and under a 403(b)(7) retirement plan. Share certificates are issued only upon request. See the Subscription Application and the Statement of Additional Information for more information.


The Funds may refuse any order to purchase Advisor Class shares. In this regard, the Funds reserve the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

How the Funds Value Their Shares

The net asset value of Advisor Class shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to the Advisor Class by the outstanding shares of the Advisor Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.

HOW TO SELL SHARES

You may "redeem," i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial representative. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what documents are required by your fee-based program or employee benefit plan, you should contact your financial representative.

Selling Shares Through Your Financial Representative

Your financial representative must receive your request before 4:00 p.m. Eastern time, and your financial representative must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value. Your financial representative is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial representative, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                            Alliance Fund Services
                                P.O. Box 1520
                            Secaucus, NJ 07096-1520
                                1-800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and, except for certain omnibus accounts, may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Except for certain omnibus accounts, redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.
General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672.

HOW TO EXCHANGE SHARES

You may exchange your Advisor Class shares of any Fund for Advisor Class shares of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

GENERAL

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of a Fund that are different from those described in this Prospectus. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Each Fund offers three classes of shares other than the Advisor Class, which are Class A, Class B and Class C. All classes of shares of a Fund have a common investment objective and investment portfolio. Class A shares are offered with an initial sales charge and pay a distribution services fee. Class B shares have a contingent deferred sales charge (a "CDSC") and also pay a distribution services fee. Class C shares have no initial sales charge or CDSC as long as they are not redeemed within one year of purchase, but pay a distribution services fee. Because Advisor Class shares have no initial sales charge or CDSC and pay no distribution services fee, Advisor Class shares are expected to have different performance from Class A, Class B or Class C shares. You may obtain more information about Class A, Class B and Class C shares, which are not offered by this Prospectus, by contacting AFS by telephone at 1-800-221-5672 or by contacting your financial representative.

-------------------------------------------------------------------------------
Management Of The Funds
-------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                         Principal occupation
                                                            during the past
      Fund              Employee; year; title                  five years
-------------------------------------------------------------------------------
The Alliance Fund       Alfred Harrison since 1989--         Associated with
                        Vice Chairman of Alliance            Alliance
                        Capital Management Corporation
                        ("ACMC")*

                        Paul H. Jenkel since 1985--          Associated with
                        Senior Vice President of ACMC        Alliance

Growth Fund             Tyler Smith since inception--        Associated with
                        Senior Vice President of ACMC        Alliance since
                                                             July 1993; prior
                                                             thereto,
                                                             associated with
                                                             Equitable Capital
                                                             Management
                                                             Corporation
                                                             ("Equitable
                                                             Capital")**

Premier Growth Fund     Alfred Harrison since inception--    (see above)
                        (see above)

Technology Fund         Peter Anastos since 1992--           Associated with
                        Senior Vice President of ACMC        Alliance

                        Gerald T. Malone since 1992--        Associated with
                        Senior Vice President of ACMC        Alliance since
                                                             1992; prior
                                                             thereto
                                                             associated with
                                                             College
                                                             Retirement
                                                             Equities Fund

Quasar Fund             Alden M. Stewart since 1994--        Associated with
                        Executive Vice President of ACMC     Alliance since
                                                             1993; prior
                                                             thereto,
                                                             associated with
                                                             Equitable Capital

                        Randall E. Haase since 1994--        Associated with
                        Senior Vice President of ACMC        Alliance since July
                                                             1993; prior
                                                             thereto,
                                                             associated with
                                                             Equitable Capital

                        Timothy Rice since 1993--            Associated with
                        Vice President of ACMC               Alliance

International Fund      A. Rama Krishna since 1993--         Associated with
                        Senior Vice President of ACMC        Alliance since
                        and director of Asian Equity         1993, prior
                        research                             thereto,
                                                             Chief Investment
                                                             Strategist and
                                                             Director--Equity
                                                             Research for CS
                                                             First Boston

Worldwide Privatization Mark H. Breedon since inception---   Associated with
                        Senior Vice President of ACMC        Alliance
                        and Director and Vice President
                        of Alliance Capital Limited ***

New Europe Fund         Nigel Hankin since 1996--            Associated with
                        Vice President of ACMC               Alliance since
                                                             1996; prior
                                                             thereto portfolio
                                                             manager of
                                                             Draycott Partners

                        Gregory Eckersley since 1996--       Associated with
                        Vice President of ACMC               Alliance since
                                                             1996; prior
                                                             thereto portfolio
                                                             manager of
                                                             Draycott Partners

All-Asia Investment     A. Rama Krishna since inception--    (see above)
Fund                    (see above)

Global Small Cap        Alden M. Stewart since 1994--        (see above)
Fund                    (see above)

                        Randall E. Haase since 1994--        (see above)
                        (see above)

                        Timothy Rice since 1993--            (see above)
                        (see above)

                        Ronald L. Simcoe since 1993--        Associated with
                        Vice President of ACMC               Alliance since
                                                             1993; prior
                                                             thereto,
                                                             associated with
                                                             Equitable Capital

Strategic Balanced      Robert G. Heisterberg since 1996--   Associated with
Fund                    Senior Vice President of ACMC        Alliance

Balanced Shares         Kevin J. O'Brien since 1996--        Associated with
                        Senior Vice President of ACMC        Alliance

Income Builder Fund     Andrew M. Aran since 1994--          Associated with
                        Senior Vice President of ACMC        Alliance since
                                                             March 1991; prior
                                                             thereto, a Vice
                                                             President of
                                                             PaineWebber, Inc.

                        Thomas M. Perkins since 1991--       Associated with
                        Senior Vice President of ACMC        Alliance

Utility Income Fund     Paul Rissman since 1996--            Associated with
                        Vice President of ACMC               Alliance

Growth & Income         Paul Rissman since 1994--            Associated with
Fund                    (see above)                          Alliance
--------------------------------------------------------------------------------

  * The sole general partner of Alliance.

 ** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.

*** An indirect wholly-owned subsidiary of Alliance.

Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1996 totaling more than $168 billion (of which approximately $55 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising more than 100 separate investment portfolios currently have over two million shareholders. As of June 30, 1996, Alliance was an investment manager of employee benefit plan assets for 33 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

ADMINISTRATOR AND CONSULTANT TO ALL-ASIA
INVESTMENT FUND

Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

In connection with its provision of advisory services to All-Asia
Investment Fund, Alliance has retained at its expense OCBC Asset Management Limited ("OAM") as a consultant to provide to Alliance such statistical and other factual information, research and assistance with respect to economic, financial, political, technological and social conditions and trends in Asian countries, including information on markets and industries, as Alliance shall from time to time request. OAM will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

OAM is one of the largest Singapore-based investment management companies specializing in investment in Asia-Pacific markets. OAM provides consulting and advisory services to institutions and individuals, including mutual funds.

OAM is a wholly-owned subsidiary of Oversea-Chinese Banking Corporation Limited ("OCBC Bank"), which is based in Singapore. The OCBC Bank Group has an extensive network of banking offices in the Asian Pacific region. The OCBC Bank Group engages in a wide variety of activities including commercial banking, investment banking, and property and hotel investment and management.

DISTRIBUTION SERVICES AGREEMENTS

Each Fund has entered into a Distribution Services Agreement with AFD with respect to the Advisor Class shares. The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                           Dividends, Distributions
--------------------------------------------------------------------------------
                                   And Taxes
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES EACH

Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Under the current federal tax, law the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. Alliance Fund, Premier Growth Fund, Technology Fund, Income Builder Fund, Quasar Fund, New Europe Fund, Balanced Shares and Growth and Income Fund are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

Under certain circumstances, if a Fund realizes losses from fluctuations in currency exchange rates after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital.
See "Dividends, Distributions and Taxes" in the Statement of Additonal Information. Shareholders will be advised annually as to the tax status of dividends and capital gains distributions. Shareholders are urged to consult their tax advisers regarding their own tax situation.

--------------------------------------------------------------------------------
                              Conversion Feature
--------------------------------------------------------------------------------

CONVERSION TO CLASS A SHARES

Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans described above under "--How to Buy Shares," and by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. If (i) a holder of Advisor Class shares ceases to participate in a fee-based program or plan that satisfies the requirements to purchase shares set forth under "--How to Buy Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in this Prospectus (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in this Prospectus, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge.

DESCRIPTION OF CLASS A SHARES

The following sets forth maximum transaction costs, annual expenses, per share income and capital charges for Class A shares of each of the Funds. Class A shares are subject to a distribution fee that may not exceed an annual rate of
 .30%. The higher fees mean a higher expense ratio, so Class A shares pay correspondingly lower dividends and may have a lower net asset value than Advisor Class shares.

Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in Class A shares of a Fund and annual expenses for Class A shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment for the periods specified.

                                                               Class A Shares
                                                               --------------
Maximum sales charge imposed on purchases
(as a percentage of offering price) (a)..............           None (sales
                                                               charge waived)

Sales charge imposed on dividend reinvestments.......               None

Deferred sales charge (as a percentage of original
purchase price or redemption proceeds, whichever
is lower)............................................               None

Exchange fee.........................................               None

--------------------------------------------------------------------------------

        Operating Expenses                               Examples(a)
----------------------------------             ------------------------------
Alliance Fund              Class A                                    Class A
                           -------                                    -------
Management fees              .71%              After 1 year             $ 11
12b-1 fees                   .19%              After 3 years            $ 34
Other expenses (b)           .18%              After 5 years            $ 60
                            ----               After 10 years           $132
Total fund
   operating expenses       1.08%
                            ====

Growth Fund                Class A                                    Class A
                           -------                                    -------
Management fees              .75%              After 1 year             $ 14
12b-1 fees                   .30%              After 3 years            $ 43
Other expenses (b)           .30%              After 5 years            $ 74
                            ----               After 10 years           $162
Total fund
   operating expenses       1.35%
                            ====

Premier Growth Fund        Class A                                    Class A
                           -------                                    -------
Management fees             1.00%              After 1 year             $ 18
12b-1 fees                   .37%              After 3 years            $ 55
Other expenses (b)           .38%              After 5 years            $ 95
                            ----               After 10 years           $206
Total fund
   operating expenses       1.75%
                            ====

Technology Fund            Class A                                    Class A
                           -------                                    -------
Management fees (g)         1.14%              After 1 year             $ 18
12b-1 fees                   .30%              After 3 years            $ 55
Other expenses (b)           .31%              After 5 years            $ 95
                            ----               After 10 years           $206
Total fund
   operating expenses       1.75%
                            ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 35.

        Operating Expenses                               Examples(a)
----------------------------------             ------------------------------
Quasar Fund                Class A                                    Class A
                           -------                                    -------
Management fees (g)          .99%              After 1 year             $ 19
12b-1 fees                   .21%              After 3 years            $ 58
Other expenses (b)           .63%              After 5 years            $ 99
                            ----               After 10 years           $215
Total fund
   operating expenses       1.83%
                            ====

International Fund         Class A                                    Class A
                           -------                                    -------
Management fees (g)          .92%              After 1 year             $ 17
12b-1 fees                   .17%              After 3 years            $ 54
Other expenses (b)           .63%              After 5 years            $ 93
                            ----               After 10 years           $203
Total fund
   operating expenses       1.72%
                            ====

Worldwide Privatization
  Fund                     Class A                                    Class A
                           -------                                    -------
Management fees             1.00%              After 1 year             $ 19
12b-1 fees                   .30%              After 3 years            $ 59
Other expenses (b)           .57%              After 5 years            $101
                            ----               After 10 years           $219
Total fund
   operating expenses       1.87%
                            ====

New Europe Fund            Class A                                    Class A
                           -------                                    -------
Management fees             1.07%              After 1 year             $ 22
12b-1 fees                   .30%              After 3 years            $ 67
Other expenses (b)           .77%              After 5 years            $115
                            ----               After 10 years           $247
Total fund
   operating expenses       2.14%
                            ====

All-Asia Investment Fund   Class A                                    Class A
                           -------                                    -------
Management fees                                After 1 year             $ 44
(after waiver) (c)          0.00%              After 3 years            $134
12b-1 fees                   .30%              After 5 years            $224
Other expenses                                 After 10 years           $455
   Administration fees
     (after waiver) (d)     0.00%
   Other operating
     expenses (b) (after
     reimbursement) (e)     4.12%
                            ----
Total other expenses        4.12%
Total fund                  ----
   operating expenses (e)   4.42%
                            ====

Global Small Cap Fund      Class A                                    Class A
                           -------                                    -------
Management fees             1.00%              After 1 year             $ 25
12b-1 fees                   .30%              After 3 years            $ 78
Other expenses (b)          1.21%              After 5 years            $134
                            ----               After 10 years           $285
Total fund
   operating expenses       2.51%
                            ====

Strategic Balanced Fund    Class A                                    Class A
                           -------                                    -------
Management fees
  (after waiver) (c)         .38%              After 1 year             $ 14
12b-1 fees                   .30%              After 3 years            $ 44
Other expenses (b)           .72%              After 5 years            $ 77
                            ----               After 10 years           $168

Total fund
  operating expenses (e)    1.40%
                            ====

Balanced Shares            Class A                                    Class A
                           -------                                    -------
Management fees              .63%              After 1 year             $ 14
12b-1 fees                   .24%              After 3 years            $ 44
Other expenses (b)           .51%              After 5 years            $ 76
                            ----               After 10 years           $166
Total fund
  operating expenses        1.38%
                            ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 35.

        Operating Expenses                               Examples(a)
----------------------------------             ------------------------------
Income Builder Fund        Class A                                    Class A
                           -------                                    -------
Management fees              .75%              After 1 year             $ 24
12b-1 fees                   .30%              After 3 years            $ 74
Other expenses (b)          1.33%              After 5 years            $127
                            ----               After 10 years           $272
Total fund
  operating expenses        2.38%
                            ====

Utility Income Fund        Class A                                    Class A
                           -------                                    -------
Management fees
  (after waiver) (c)        0.00%              After 1 year             $ 15
12b-1 fees                   .30%              After 3 years            $ 47
Other expenses (b)          1.20%              After 5 years            $ 82
                            ----               After 10 years           $179
Total fund
  operating expenses (f)    1.50%
                            ====

Growth and Income Fund     Class A                                    Class A
                           -------                                    -------
Management fees              .53%              After 1 year             $ 11
12b-1 fees                   .20%              After 3 years            $ 33
Other expenses (b)           .32%              After 5 years            $ 58
                            ----               After 10 years           $128
Total fund
  operating expenses        1.05%
                            ====

--------------------------------------------------------------------------------

(a) Advisor Class shares convert to Class A shares at net asset value and without the imposition of any sales charge and accordingly the maximum sales charge of 4.25% on most purchases of Class A shares for cash does not apply
(b) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be 1.00% for All-Asia Investment Fund and .75% for Strategic Balanced Fund and Utility Income Fund.
(d) Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement net of voluntary fee waiver. In the absence of such fee waiver, the administration fee would be .15%.
(e) Net of voluntary fee waiver and/or expense reimbursement. In the absence of such waiver and/or reimbursement, total fund operating expenses for Strategic Balanced Fund would have been 1.76% for Class A shares. In the absence of such waiver and reimbursements, other expenses for All-Asia Investment Fund would have been 9.27% for Class A shares and total fund operating expenses for All-Asia Investment Fund would have been 10.57% for Class A shares annualized.
(f) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 4.86% for Class A shares.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund, Technology Fund and International Fund.


The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of Class A shares of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. The Rule 12b-1 fee for Class A comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to Class A and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. The information shown in the table for Alliance Fund, Growth Fund and Technology Fund reflects annualized expenses based on the Fund's most recent fiscal periods. The information shown in the table for Premier Growth Fund reflects estimated annualized expenses for that Fund's current fiscal period. "Total Fund Operating Expenses" for Utility Income Fund are based on estimated amounts for the Fund's current fiscal year. See "Management of the Funds." "Other Expenses" for Class A shares of All-Asia Investment Fund are based on estimated amounts for each Fund's current fiscal year. The management fee rates of Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Technology Fund, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Global Small Cap Fund are higher than those paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The expense ratios for Class A shares of Global Small Cap Fund and Worldwide Privatization Fund are higher than the expense ratios of most other mutual funds, but are comparable to the expense ratios of mutual funds whose shares are similarly priced. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

Financial Highlights. The tables on the following pages present, for each Fund, per share income and capital changes for a Class A share outstanding throughout each period indicated. The information in the tables for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent accountants for each Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.


Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Prospectus.

                                        Net                              Net              Net
                                       Asset                         Realized and       Increase
                                       Value                          Unrealized     (Decrease) in    Dividends From  Distributions
                                    Beginning Of   Net Investment   Gain (Loss) On   Net Asset Value  Net Investment     From Net
   Fiscal Year or Period               Period      Income (Loss)      Investments    From Operations      Income      Realized Gains
   ---------------------            ------------   --------------   --------------   ---------------  --------------  --------------

Alliance Fund

  Class A
  12/1/95 to 5/31/96+++.........       $ 7.72          $ .01            $  .47           $  .48          $ (.02)        $ (1.07)
  Year ended 11/30/95 ..........         6.63            .02              2.08             2.10            (.01)          (1.00)
  1/1/94 to 11/30/94**..........         6.85            .01              (.23)            (.22)           0.00            0.00
  Year ended 12/31/93 ..........         6.68            .02               .93              .95            (.02)           (.76)
  Year ended 12/31/92 ..........         6.29            .05               .87              .92            (.05)           (.48)
  Year ended 12/31/91 ..........         5.22            .07              1.70             1.77            (.07)           (.63)
  Year ended 12/31/90 ..........         6.87            .09              (.32)            (.23)           (.18)          (1.24)
  Year ended 12/31/89 ..........         5.60            .12              1.19             1.31            (.04)           0.00
  Year ended 12/31/88 ..........         5.15            .08               .80              .88            (.08)           (.35)
  Year ended 12/31/87 ..........         6.87            .08               .27              .35            (.13)          (1.94)
  Year ended 12/31/86 ..........        11.15            .11               .87              .98            (.10)          (5.16)
  Year ended 12/31/85 ..........         9.18            .20              2.51             2.71            (.23)           (.51)

Growth Fund (i)

  Class A
  11/1/95 to 4/30/96+++.........       $29.48          $ .04            $ 3.56           $ 3.60          $ (.19)        $  (.63)
  Year ended 10/31/95 ..........        25.08            .12              4.80             4.92            (.11)           (.41)
  5/1/94 to 10/31/94**..........        23.89            .09              1.10             1.19            0.00            0.00
  Year ended 4/30/94 ...........        22.67           (.01)(c)          3.55             3.54            0.00           (2.32)
  Year ended 4/30/93 ...........        20.31            .05 (c)          3.68             3.73            (.14)          (1.23)
  Year ended 4/30/92 ...........        17.94            .29 (c)          3.95             4.24            (.26)          (1.61)
  9/4/90++ to 4/30/91 ..........        13.61            .17 (c)          4.22             4.39            (.06)           0.00

Premier Growth Fund

  Class A
  12/1/95 to 5/31/96+++.........       $16.09          $(.03)           $ 1.26           $ 1.23          $ 0.00         $ (1.27)
  Year ended 11/30/95 ..........        11.41           (.03)             5.38             5.35            0.00            (.67)
  Year ended 11/30/94 ..........        11.78           (.09)             (.28)            (.37)           0.00            0.00
  Year ended 11/30/93 ..........        10.79           (.05)             1.05             1.00            (.01)           0.00
  9/28/92+ to 11/30/92..........        10.00            .01               .78              .79            0.00            0.00

Technology Fund

  Class A
  12/1/95 to 5/31/96+++.........       $46.64          $(.14)           $ 2.93           $ 2.79          $ 0.00         $ (2.38)
  Year ended 11/30/95 ..........        31.98           (.30)            18.13            17.83            0.00           (3.17)
  1/1/94 to 11/30/94**..........        26.12           (.32)             6.18             5.86            0.00            0.00
  Year ended 12/31/93 ..........        28.20           (.29)             6.39             6.10            0.00           (8.18)
  Year ended 12/31/92 ..........        26.38           (.22)(b)          4.31             4.09            0.00           (2.27)
  Year ended 12/31/91 ..........        19.44           (.02)            10.57            10.55            0.00           (3.61)
  Year ended 12/31/90 ..........        21.57           (.03)             (.56)            (.59)           0.00           (1.54)
  Year ended 12/31/89 ..........        20.35           0.00              1.22             1.22            0.00            0.00
  Year ended 12/31/88 ..........        20.22           (.03)              .16              .13            0.00            0.00
  Year ended 12/31/87 ..........        23.11           (.10)             4.54             4.44            0.00           (7.33)
  Year ended 12/31/86 ..........        20.64           (.14)             2.62             2.48            (.01)           0.00
  Year ended 12/31/85 ..........        16.52            .02              4.30             4.32            (.20)           0.00

Quasar Fund

  Class A
  10/1/95 to 3/31/96+++.........       $24.16          $(.12)(b)        $ 6.42           $ 6.30          $ 0.00         $ (4.81)
  Year ended 9/30/95 ...........        22.65           (.22)(b)          5.59             5.37            0.00           (3.86)
  Year ended 9/30/94 ...........        24.43           (.60)             (.36)            (.96)           0.00            (.82)
  Year ended 9/30/93 ...........        19.34           (.41)             6.38             5.97            0.00            (.88)
  Year ended 9/30/92 ...........        21.27           (.24)            (1.53)           (1.77)           0.00            (.16)
  Year ended 9/30/91 ...........        15.67           (.05)             5.71             5.66            (.06)           0.00
  Year ended 9/30/90 ...........        24.84            .03 (b)         (7.18)           (7.15)           0.00           (2.02)
  Year ended 9/30/89 ...........        17.60            .02 (b)          7.40             7.42            0.00            (.18)
  Year ended 9/30/88 ...........        24.47           (.08)            (2.08)           (2.16)           0.00           (4.71)
  Year ended 9/30/87(d).........        21.80           (.14)             5.88             5.74            0.00           (3.07)
  Year ended 9/30/86(d).........        17.25           0.00              5.54             5.54            (.03)           (.96)
  Year ended 9/30/85(d).........        14.67            .04              2.87             2.91            (.11)           (.22)

International Fund

  Class A
  Year ended 6/30/96 ...........       $16.81          $ .05            $ 2.51           $ 2.56          $ 0.00         $ (1.05)
  Year ended 6/30/95 ...........        18.38            .04               .01              .05            0.00           (1.62)
  Year ended 6/30/94 ...........        16.01           (.09)             3.02             2.93            0.00            (.56)
  Year ended 6/30/93 ...........        14.98           (.01)             1.17             1.16            (.04)           (.09)
  Year ended 6/30/92 ...........        14.00            .01(b)           1.04             1.05            (.07)           0.00
  Year ended 6/30/91 ...........        17.99            .05             (3.54)           (3.49)           (.03)           (.47)
  Year ended 6/30/90 ...........        17.24            .03              2.87             2.90            (.04)          (2.11)
  Year ended 6/30/89 ...........        16.09            .05              3.73             3.78            (.13)          (2.50)
  Year ended 6/30/88 ...........        23.70            .17             (1.22)           (1.05)           (.21)          (6.35)
  Year ended 6/30/87 ...........        22.02            .15              4.31             4.46            (.03)          (2.75)
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 40.

                                                                        Total         Net Assets                       Ratio Of Net
                                       Total         Net Asset        Investment       At End Of         Ratio Of       Investment
                                     Dividends         Value         Return Based       Period           Expenses      Income (Loss)
                                        And            End Of        on Net Asset       (000's          To Average       To Average
   Fiscal Year or Period            Distributions      Period          Value (a)        omitted)        Net Assets       Net Assets
   ---------------------            -------------  --------------   --------------   ---------------  --------------  --------------
Alliance Fund

  Class A
  12s/1/95 to 5/31/96+++..........     $  (1.09)      $   7.11           7.42%         $952,789           1.04%            .23%
  Year ended 11/30/95 ............        (1.01)          7.72          37.87           945,309           1.08             .31
  1/1/94 to 11/30/94**............         0.00           6.63          (3.21)          760,679           1.05*            .21*
  Year ended 12/31/93 ............         (.78)          6.85          14.26           831,814           1.01             .27
  Year ended 12/31/92 ............         (.53)          6.68          14.70           794,733            .81             .79
  Year ended 12/31/91 ............         (.70)          6.29          33.91           748,226            .83            1.03
  Year ended 12/31/90 ............        (1.42)          5.22          (4.36)          620,374            .81            1.56
  Year ended 12/31/89 ............         (.04)          6.87          23.42           837,429            .75            1.79
  Year ended 12/31/88 ............         (.43)          5.60          17.10           760,619            .82            1.38
  Year ended 12/31/87 ............        (2.07)          5.15           4.90           695,812            .76            1.03
  Year ended 12/31/86 ............        (5.26)          6.87          12.60           652,009            .61            1.39
  Year ended 12/31/85 ............         (.74)         11.15          31.52           710,851            .59            1.96

Growth Fund (i)

  Class A
  11/1/95 to 4/30/96+++...........     $   (.82)      $  32.26          12.42%         $395,674           1.28%            .23%
  Year ended 10/31/95 ............         (.52)         29.48          20.18           285,161           1.35             .56
  5/1/94 to 10/31/94**............         0.00          25.08           4.98           167,800           1.35*            .86*
  Year ended 4/30/94 .............        (2.32)         23.89          15.66           102,406           1.40(f)          .32
  Year ended 4/30/93 .............        (1.37)         22.67          18.89            13,889           1.40(f)          .20
  Year ended 4/30/92 .............        (1.87)         20.31          23.61             8,228           1.40(f)         1.44
  9/4/90++ to 4/30/91 ............         (.06)         17.94          32.40               713           1.40*(f)        1.99*

Premier Growth Fund

  Class A
  12/1/95 to 5/31/96+++...........     $  (1.27)      $  16.05           8.48%         $141,181           1.63%           (.42)%
  Year ended 11/30/95 ............         (.67)         16.09          49.95            72,366           1.75            (.28)
  Year ended 11/30/94 ............         0.00          11.41          (3.14)           35,146           1.96            (.67)
  Year ended 11/30/93 ............         (.01)         11.78           9.26            40,415           2.18            (.61)
  9/28/92+ to 11/30/92............         0.00          10.79           7.90             4,893           2.17*(f)         .91*(f)

Technology Fund

  Class A
  12/1/95 to 5/31/96+++...........     $  (2.38)      $  47.05           6.75%         $507,135           1.74%           (.65)%
  Year ended 11/30/95 ............        (3.17)         46.64          61.93           398,262           1.75            (.77)
  1/1/94 to 11/30/94**............         0.00          31.98          22.43           202,929           1.66*          (1.22)*
  Year ended 12/31/93 ............        (8.18)         26.12          21.63           173,732           1.73           (1.32)
  Year ended 12/31/92 ............        (2.27)         28.20          15.50           173,566           1.61            (.90)
  Year ended 12/31/91 ............        (3.61)         26.38          54.24           191,693           1.71            (.20)
  Year ended 12/31/90 ............        (1.54)         19.44          (3.08)          131,843           1.77            (.18)
  Year ended 12/31/89 ............         0.00          21.57           6.00           141,730           1.66             .02
  Year ended 12/31/88 ............         0.00          20.35           0.64           169,856           1.42(f)         (.16)(f)
  Year ended 12/31/87 ............        (7.33)         20.22          19.16           167,608           1.31(f)         (.56)(f)
  Year ended 12/31/86 ............         (.01)         23.11          12.03           147,733           1.13(f)         (.57)(f)
  Year ended 12/31/85 ............         (.20)         20.64          26.24           147,114           1.14(f)          .07(f)

Quasar Fund

  Class A
  10/1/95 to 3/31/96+++...........     $  (4.81)      $  25.65          30.84%         $203,483           1.83%          (1.14)%
  Year ended 9/30/95 .............        (3.86)         24.16          30.73           146,663           1.83           (1.06)
  Year ended 9/30/94 .............         (.82)         22.65          (4.05)          155,470           1.67           (1.15)
  Year ended 9/30/93 .............         (.88)         24.43          31.58           228,874           1.65           (1.00)
  Year ended 9/30/92 .............         (.16)         19.34          (8.34)          252,140           1.62            (.89)
  Year ended 9/30/91 .............         (.06)         21.27          36.28           333,806           1.64            (.22)
  Year ended 9/30/90 .............        (2.02)         15.67         (30.81)          251,102           1.66             .16
  Year ended 9/30/89 .............         (.18)         24.84          42.68           263,099           1.73             .10
  Year ended 9/30/88 .............        (4.71)         17.60          (8.61)           90,713           1.28(f)         (.40)(f)
  Year ended 9/30/87(d)...........        (3.07)         24.47          29.61           134,676           1.18(f)         (.56)(f)
  Year ended 9/30/86(d)...........         (.99)         21.80          33.79           144,959           1.18             .02
  Year ended 9/30/85(d)...........         (.33)         17.25          20.29            77,067           1.18             .22


International Fund

  Class A
  Year ended 6/30/96 .............     $  (1.05)      $  18.32          15.83%         $196,261           1.72%            .31%
  Year ended 6/30/95 .............        (1.62)         16.81            .59           165,584           1.73             .26
  Year ended 6/30/94 .............         (.56)         18.38          18.68           201,916           1.90            (.50)
  Year ended 6/30/93 .............         (.13)         16.01           7.86           161,048           1.88            (.14)
  Year ended 6/30/92 .............         (.07)         14.98           7.52           179,807           1.82             .07
  Year ended 6/30/91 .............         (.50)         14.00         (19.34)          214,442           1.73             .37
  Year ended 6/30/90 .............        (2.15)         17.99          16.98           265,999           1.45             .33
  Year ended 6/30/89 .............        (2.63)         17.24          27.65           166,003           1.41             .39
  Year ended 6/30/88 .............        (6.56)         16.09          (4.20)          132,319           1.41             .84
  Year ended 6/30/87 .............        (2.78)         23.70          23.05           194,716           1.30             .77
------------------------------------------------------------------------------------------------------------------------------------


                                            Portfolio
 Fiscal Year or Period                    Turnover Rate
 ---------------------                    -------------
Alliance Fund

  Class A
  12s/1/95 to 5/31/96+++...............         43%
  Year ended 11/30/95 .................         81
  1/1/94 to 11/30/94**.................         63
  Year ended 12/31/93 .................         66
  Year ended 12/31/92 .................         58
  Year ended 12/31/91 .................         74
  Year ended 12/31/90 .................         71
  Year ended 12/31/89 .................         81
  Year ended 12/31/88 .................         65
  Year ended 12/31/87 .................        100
  Year ended 12/31/86 .................         46
  Year ended 12/31/85 .................         62

Growth Fund (i)

  Class A
  11/1/95 to 4/30/96+++................         15%
  Year ended 10/31/95 .................         61
  5/1/94 to 10/31/94**.................         24
  Year ended 4/30/94 ..................         87
  Year ended 4/30/93 ..................        124
  Year ended 4/30/92 ..................        137
  9/4/90++ to 4/30/91 .................        130

Premier Growth Fund

  Class A
  12/1/95 to 5/31/96+++................         54%
  Year ended 11/30/95 .................        114
  Year ended 11/30/94 .................         98
  Year ended 11/30/93 .................         68
  9/28/92+ to 11/30/92.................          0

Technology Fund

  Class A
  12/1/95 to 5/31/96+++................         19%
  Year ended 11/30/95 .................         55
  1/1/94 to 11/30/94**.................         55
  Year ended 12/31/93 .................         64
  Year ended 12/31/92 .................         73
  Year ended 12/31/91 .................        134
  Year ended 12/31/90 .................        147
  Year ended 12/31/89 .................        139
  Year ended 12/31/88 .................        139
  Year ended 12/31/87 .................        248
  Year ended 12/31/86 .................        141
  Year ended 12/31/85 .................        259

Quasar Fund

  Class A
  10/1/95 to 3/31/96+++................         87%
  Year ended 9/30/95 ..................        160
  Year ended 9/30/94 ..................        110
  Year ended 9/30/93 ..................        102
  Year ended 9/30/92 ..................        128
  Year ended 9/30/91 ..................        118
  Year ended 9/30/90 ..................         90
  Year ended 9/30/89 ..................         90
  Year ended 9/30/88 ..................         58
  Year ended 9/30/87(d)................         76
  Year ended 9/30/86(d)................         84
  Year ended 9/30/85(d)................         77


International Fund

  Class A
  Year ended 6/30/96 ..................         78%
  Year ended 6/30/95 ..................        119
  Year ended 6/30/94 ..................         97
  Year ended 6/30/93 ..................         94
  Year ended 6/30/92 ..................         72
  Year ended 6/30/91 ..................         71
  Year ended 6/30/90 ..................         37
  Year ended 6/30/89 ..................         87
  Year ended 6/30/88 ..................         55
  Year ended 6/30/87 ..................         58
-----------------------------------------------------------

                                          Net                             Net              Net
                                         Asset                        Realized and       Increase
                                         Value                         Unrealized      (Decrease) In   Dividends From  Distributions
                                      Beginning Of   Net Investment  Gain (Loss) On   Net Asset Value  Net Investment    From Net
  Fiscal Year or Period                  Period      Income (Loss)    Investments     From Operations     Income      Realized Gains
  ---------------------               ------------   --------------  --------------   ---------------  -------------- --------------


Worldwide Privatization Fund

  Class A
  Year ended 6/30/96 ...............       $ 10.18        $  .10           $ 1.85           $ 1.95         $ 0.00         $ 0.00
  Year ended 6/30/95 ...............          9.75           .06              .37              .43           0.00           0.00
  6/2/94+ to 6/30/94 ...............         10.00           .01             (.26)            (.25)          0.00           0.00

New Europe Fund

  Class A
  Year ended 7/31/96 ...............       $ 15.11        $  .18           $ 1.02           $ 1.20         $ 0.00         $ (.47)
  Year ended 7/31/95 ...............         12.66           .04             2.50             2.54           (.09)          0.00
  Period ended 7/31/94** ...........         12.53           .09              .04              .13           0.00           0.00
  Year ended 2/28/94 ...............          9.37           .02(b)          3.14             3.16           0.00           0.00
  Year ended 2/28/93 ...............          9.81           .04             (.33)            (.29)          (.15)          0.00
  Year ended 2/29/92 ...............          9.76           .02(b)           .05              .07           (.02)          0.00
  4/2/90+ to 2/28/91 ...............         11.11(e)        .26             (.91)            (.65)          (.26)          (.44)

All-Asia Investment Fund

  Class A
  11/1/95 to 4/30/96+++ ............       $ 10.45        $ (.10)          $ 1.92           $ 1.82         $ 0.00         $ (.08)
  11/28/94+ to 10/31/95 ............         10.00          (.19)(c)          .64              .45           0.00           0.00

Global Small Cap Fund

  Class A
  Year ended 7/31/96 ...............       $ 10.38        $ (.14)          $ 1.90           $ 1.76         $ 0.00         $ (.53)
  Year ended 7/31/95 ...............         11.08          (.09)            1.50             1.41           0.00          (2.11)(j)
  Period ended 7/31/94** ...........         11.24          (.15)            (.01)            (.16)          0.00           0.00
  Year ended 9/30/93 ...............          9.33          (.15)            2.49             2.34           0.00           (.43)
  Year ended 9/30/92 ...............         10.55          (.16)           (1.03)           (1.19)          0.00           (.03)
  Year ended 9/30/91 ...............          8.26          (.06)            2.35             2.29           0.00           0.00
  Year ended 9/30/90 ...............         15.54          (.05)(b)        (4.12)           (4.17)          0.00          (3.11)
  Year ended 9/30/89 ...............         11.41          (.03)            4.25             4.22           0.00           (.09)
  Year ended 9/30/88 ...............         15.07          (.05)           (1.83)           (1.88)          0.00          (1.78)
  Year ended 9/30/87 ...............         15.47          (.07)            4.19             4.12           (.04)         (4.48)

Strategic Balanced Fund (i)

  Class A
  Year ended 7/31/96 ...............       $ 17.98        $  .35           $ 1.08           $ 1.43         $ (.32)        $ (.61)
  Year ended 7/31/95 ...............         16.26           .34(c)          1.64             1.98           (.22)          (.04)
  Period ended 7/31/94** ...........         16.46           .07(c)          (.27)            (.20)          0.00           0.00
  Year ended 4/30/94 ...............         16.97           .16(c)           .74              .90           (.24)         (1.17)
  Year ended 4/30/93 ...............         17.06           .39(c)           .59              .98           (.42)          (.65)
  Year ended 4/30/92 ...............         14.48           .27(c)          2.80             3.07           (.17)          (.32)
  9/4/90++ to 4/30/91 ..............         12.51           .34(c)          1.66             2.00           (.03)          0.00

Balanced Shares

  Class A
  Year ended 7/31/96 ...............       $ 15.08        $  .37           $  .45           $  .82         $ (.41)        $(1.48)
  Year ended 7/31/95 ...............         13.38           .46             1.62             2.08           (.36)          (.02)
  Period ended 7/31/94** ...........         14.40           .29             (.74)            (.45)          (.28)          (.29)
  Year ended 9/30/93 ...............         13.20           .34             1.29             1.63           (.43)          0.00
  Year ended 9/30/92 ...............         12.64           .44              .57             1.01           (.45)          0.00
  Year ended 9/30/91 ...............         10.41           .46             2.17             2.63           (.40)          0.00
  Year ended 9/30/90 ...............         14.13           .45            (2.14)           (1.69)          (.40)         (1.63)
  Year ended 9/30/89 ...............         12.53           .42             2.18             2.60           (.46)          (.54)
  Year ended 9/30/88 ...............         16.33           .46            (1.07)            (.61)          (.44)         (2.75)
  Year ended 9/30/87 ...............         14.64           .67             1.62             2.29           (.60)          0.00

Income Builder Fund (h)

  Class A
  11/1/95 to 4/30/96+++ ............       $ 10.70        $  .26           $  .40           $  .66         $ (.29)        $ (.11)
  Year ended 10/31/95 ..............          9.69           .93(b)           .59             1.52           (.51)          0.00
  3/25/94++ to 10/31/94 ............         10.00           .96            (1.02)            (.06)          (.05)(g)       (.20)

Utility Income Fund

  Class A
  12/1/95 to 5/31/96+++ ............       $ 10.22        $  .07           $  .25           $  .32         $ (.26)        $ 0.00
  Year ended 11/30/95 ..............          8.97           .30(c)          1.40             1.70           (.45)          0.00
  Year ended 11/30/94 ..............          9.92           .42(c)          (.89)            (.47)          (.48)          0.00
  10/18/93+ to 11/30/93 ............         10.00           .02(c)          (.10)            (.08)          0.00           0.00

Growth and Income Fund

  Class A
  11/1/95 to 4/30/96+++ ............       $  2.71        $  .03           $  .35           $  .38         $ (.03)        $ (.21)
  Year ended 10/31/95 ..............          2.35           .02              .52              .54           (.06)          (.12)
  Year ended 10/31/94 ..............          2.61           .06             (.08)            (.02)          (.06)          (.18)
  Year ended 10/31/93 ..............          2.48           .06              .29              .35           (.06)          (.16)
  Year ended 10/31/92 ..............          2.52           .06              .11              .17           (.06)          (.15)
  Year ended 10/31/91 ..............          2.28           .07              .56              .63           (.09)          (.30)
  Year ended 10/31/90 ..............          3.02           .09             (.30)            (.21)          (.10)          (.43)
  Year ended 10/31/89 ..............          3.05           .10              .43              .53           (.08)          (.48)
  Year ended 10/31/88 ..............          3.48           .10              .33              .43           (.08)          (.78)
  Year ended 10/31/87 ..............          3.52           .11             (.03)             .08           (.12)          0.00
  Year ended 10/31/86 ..............          3.01           .12              .92             1.04           (.13)          (.40)
  Year ended 10/31/85 ..............          2.93           .14              .42              .56           (.15)          (.33)
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 40.

                                                                Total       Net Assets                 Ratio Of Net
                                    Total         Net Asset   Investment    At End Of    Ratio Of       Investment
                                  Dividends         Value    Return Based    Period      Expenses      Income (Loss)   Portfolio
                                     And            End of   on Net Asset    (000's      To Average     To Average     Turnover
 Fiscal Year or Period           Distributions      Period     Value (a)     omitted)    Net Assets     Net Assets       Rate
 ---------------------           -------------    ---------  ------------   ----------   ----------    -------------   ---------

Worldwide Privatization Fund

  Class A
  Year ended 6/30/96 ...........      $ 0.00         $12.13      19.16%      $672,732       1.87%           .95%          28%
  Year ended 6/30/95 ...........        0.00          10.18       4.41         13,535       2.56            .66           36
  6/2/94+ to 6/30/94 ...........        0.00           9.75      (2.50)         4,990       2.75*          1.03*           0


New Europe Fund

  Class A
  Year ended 7/31/96 ...........      $ (.47)        $15.84       8.20%      $ 74,026       2.14%          1.10%          69%
  Year ended 7/31/95 ...........        (.09)         15.11      20.22         86,112       2.09            .37           74
  Period ended 7/31/94** .......        0.00          12.66       1.04         86,739       2.06*          1.85*          35
  Year ended 2/28/94 ...........        0.00          12.53      33.73         90,372       2.30            .17           94
  Year ended 2/28/93 ...........        (.15)          9.37      (2.82)        79,285       2.25            .47          125
  Year ended 2/29/92 ...........        (.02)          9.81        .74        108,510       2.24            .16           34
  4/2/90+ to 2/28/91 ...........        (.70)          9.76      (5.63)       188,016       1.52*          2.71*          48

All-Asia Investment Fund

  Class A
  11/1/95 to 4/30/96+++ ........      $ (.08)        $12.19      17.52%      $ 11,645       3.47%         (1.75)%         42%
  11/28/94+ to 10/31/95 ........        0.00          10.45       4.50          2,870       4.42*         (1.87)*(f)      90


Global Small Cap Fund

  Class A
  Year ended 7/31/96 ...........      $ (.53)        $11.61      17.46%      $ 68,623       2.51%         (1.22)%        139%
  Year ended 7/31/95 ...........       (2.11)         10.38      16.62         60,057       2.54(f)       (1.17)(f)      128
  Period ended 7/31/94** .......        0.00          11.08      (1.42)        61,372       2.42*         (1.26)*         78
  Year ended 9/30/93 ...........        (.43)         11.24      25.83         65,713       2.53          (1.13)          97
  Year ended 9/30/92 ...........        (.03)          9.33     (11.30)        58,491       2.34           (.85)         108
  Year ended 9/30/91 ...........        0.00          10.55      27.72         84,370       2.29           (.55)         104
  Year ended 9/30/90 ...........       (3.11)          8.26     (31.90)        68,316       1.73           (.46)          89
  Year ended 9/30/89 ...........        (.09)         15.54      37.34        113,583       1.56           (.17)         106
  Year ended 9/30/88 ...........       (1.78)         11.41      (8.11)        90,071       1.54(f)        (.50)(f)       74
  Year ended 9/30/87 ...........       (4.52)         15.07      34.11        113,305       1.41(f)        (.44)(f)       98


Strategic Balanced Fund (i)

  Class A
  Year ended 7/31/96 ...........      $ (.93)        $18.48       8.05%      $ 18,329       1.40%          1.78%         173%
  Year ended 7/31/95 ...........        (.26)         17.98      12.40         10,952       1.40(f)        2.07          172
  Period ended 7/31/94** .......        0.00          16.26      (1.22)         9,640       1.40*(f)       1.63*          21
  Year ended 4/30/94 ...........       (1.41)         16.46       5.06          9,822       1.40(f)        1.67          139
  Year ended 4/30/93 ...........       (1.07)         16.97       5.85          8,637       1.40(f)        2.29           98
  Year ended 4/30/92 ...........        (.49)         17.06      20.96          6,843       1.40(f)        1.92          103
  9/4/90++ to 4/30/91 ..........        (.03)         14.48      16.00            443       1.40*(f)       3.54*         137

Balanced Shares

  Class A
  Year ended 7/31/96 ...........      $(1.89)         $14.01       5.23%      $102,567       1.38%          2.41%         227%
  Year ended 7/31/95 ...........        (.38)         15.08      15.99        122,033       1.32           3.12          179
  Period ended 7/31/94** .......        (.57)         13.38      (3.21)       157,637       1.27*          2.50*         116
  Year ended 9/30/93 ...........        (.43)         14.40      12.52        172,484       1.35           2.50          188
  Year ended 9/30/92 ...........        (.45)         13.20       8.14        143,883       1.40           3.26          204
  Year ended 9/30/91 ...........        (.40)         12.64      25.52        154,230       1.44           3.75           70
  Year ended 9/30/90 ...........       (2.03)         10.41     (13.12)       140,913       1.36           4.01          169
  Year ended 9/30/89 ...........       (1.00)         14.13      22.27        159,290       1.42           3.29          132
  Year ended 9/30/88 ...........       (3.19)         12.53      (1.10)       111,515       1.42           3.74          190
  Year ended 9/30/87 ...........        (.60)         16.33      15.80        129,786       1.17           4.14          136


Income Builder Fund (h)

  Class A
  11/1/95 to 4/30/96+++ ........      $ (.40)        $10.96       6.30%      $  1,402       2.32%          4.64%         120%
  Year ended 10/31/95 ..........        (.51)         10.70      16.22          1,398       2.38           5.44           92
  3/25/94++ to 10/31/94 ........        (.25)          9.69       (.54)           600       2.52*          6.11*         126


Utility Income Fund

  Class A
  12/1/95 to 5/31/96+++ ........      $ (.26)        $10.28       3.24%      $  2,911       1.50%          1.34%          38%
  Year ended 11/30/95 ..........        (.45)         10.22      19.32          2,748       1.50%(f)       2.48(f)       162
  Year ended 11/30/94 ..........        (.48)          8.97      (4.86)         1,068       1.50(f)        4.13           30
  10/18/93+ to 11/30/93 ........        0.00           9.92       (.80)           229       1.50*(f)       2.35*          11


Growth and Income Fund

  Class A
  11/1/95 to 4/30/96+++ ........      $ (.24)        $ 2.85      14.46%      $518,880        .95%          1.74%          43%
  Year ended 10/31/95 ..........        (.18)          2.71      24.21        458,158       1.05%          1.88          142
  Year ended 10/31/94 ..........        (.24)          2.35       (.67)       414,386       1.03           2.36           68
  Year ended 10/31/93 ..........        (.22)          2.61      14.98        459,372       1.07           2.38           91
  Year ended 10/31/92 ..........        (.21)          2.48       7.23        417,018       1.09           2.63          104
  Year ended 10/31/91 ..........        (.39)          2.52      31.03        409,597       1.14           2.74           84
  Year ended 10/31/90 ..........        (.53)          2.28      (8.55)       314,670       1.09           3.40           76
  Year ended 10/31/89 ..........        (.56)          3.02      21.59        377,168       1.08           3.49           79
  Year ended 10/31/88 ..........        (.86)          3.05      16.45        350,510       1.09           3.09           66
  Year ended 10/31/87 ..........        (.12)          3.48       2.04        348,375        .86           2.77           60
  Year ended 10/31/86 ..........        (.53)          3.52      34.92        347,679        .81           3.31           11
  Year ended 10/31/85 ..........        (.48)          3.01      19.53        275,681        .95           3.78           15
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 40.

  +  Commencement of operations.
 ++  Commencement of distribution.
+++  Unaudited.
  *  Annualized.
 **  Reflects a change in fiscal year end.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and/or expense reimbursement.
(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.
(e)  Net of offering costs of ($.05).
(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios would have been as follows:

                               1991     1992    1993    1994     1995     1996
All-Asia Investment Fund
         Class A                 -        -       -       -     10.57%#     -
Growth Fund
         Class A               8.79%#   1.94%   1.84%   1.46%      -        -
Premier Growth
         Class A                 -      3.33%#    -       -        -        -

         Net investment income ratios for Premier Growth would have been (.25%#) for Class A for this same period.

Global Small Cap Fund
         Class A                 -        -       -       -      2.61%      -
Strategic Balanced Fund                                                   1.76%
         Class A              11.59%#   2.05%   1.85%   1.70%1   1.81%
                                                        1.94%#2

Utility Income Fund
         Class A                 -        -   145.63%# 13.72%    4.86%#     -

     ------------------
     #  annualized

     1. For the period ended April 30, 1994
     2. For the period ended July 31, 1994
     For the expense ratios of the Funds in years prior to fiscal year 1990, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.

(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01).
(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.
(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.
(j) "Distributions from Net Realized Gains" includes a return of capital. Global Small Cap Fund had a return of capital with respect to Class A shares, for the year ended July 31, 1995, of $(.12).

--------------------------------------------------------------------------------
                              General Information
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION

Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1968), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc.
(1993), and Alliance Growth and Income Fund, Inc. (1932). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios)
(1987), and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Advisor Class, Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "total return," which is computed separately for each class of shares, including Advisor Class shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Shares, Growth and Income Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for each class of shares, including Advisor Class shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Strategic Balanced Fund, Balanced Shares, Income Builder Fund, Utility Income Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for each class of shares, including Advisor Class shares.

A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

Additional Information

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THIS PROSPECTUS IS INTENDED TO CONSTITUTE AN OFFER BY EACH FUND ONLY OF THE SECURITIES OF WHICH IT IS THE ISSUER AND IS NOT INTENDED TO CONSTITUTE AN OFFER BY ANY FUND OF THE SECURITIES OF ANY OTHER FUND WHOSE SECURITIES ARE ALSO OFFERED BY THIS PROSPECTUS. NO FUND INTENDS TO MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE DISCLOSURE IN THIS PROSPECTUS RELATING TO ANY OTHER FUND. SEE "GENERAL INFORMATION--ORGANIZATION."

                       ALLIANCE SUBSCRIPTION APPLICATION
                            The Alliance Stock Funds
                                 Advisor Class


  The Alliance Fund            International Fund       Strategic Balanced Fund
     Growth Fund          Worldwide Privatization Fund      Balanced Shares
 Premier Growth Fund            New Europe Fund           Income Builder Fund
   Technology Fund          All-Asia Investment Fund      Utility Income Fund
     Quasar Fund             Global Small Cap Fund        Growth & Income Fund

--------------------------------------------------------------------------------
                          Information And Instructions
--------------------------------------------------------------------------------

To Open Your New Alliance Account...
Please complete the application        For certified or overnight deliveries,
 and mail it to:                        send to:
 Alliance Fund Services, Inc.          Alliance Fund Services, Inc.
 P.O. Box 1520                         500 Plaza Drive
 Secaucus, New Jersey 07096-1520       Secaucus, New Jersey  07094

---------
Section 1   Your Account Registration (Required)
---------

Complete one of the available choices.  To ensure proper tax reporting to the
IRS:
  .  Individuals, Joint Tenants and Gift/Transfer to a Minor:
       . Indicate your name(s) exactly as it appears on your social security card.
  .  Trust/Other:
       . Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

---------
Section 2   Your Address (Required)
---------

Complete in full.

---------
Section 3   Your Initial Investment (Required)
---------

For each fund in which you are investing: 1) Write the dollar amount of your initial purchase 2) Circle a distribution option for your dividends 3) Circle a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

---------
Section 4   Your Shareholder Options (Complete only those options you want)
---------

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A.
B. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.
C. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.
D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a voided check of the account you wish to use to this section of the application.
E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option.

---------
Section 5   Shareholder Authorization (Required)
---------

All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At: (800) 221-5672.

                            Subscription Application
--------------------------------------------------------------------------------
                            The Alliance Stock Funds
                                 Advisor Class

               (see instructions at the front of the application)

                 1. Your Account Registration   (Please Print)

[_] INDIVIDUAL OR JOINT ACCOUNT

   | | | | | | | | | | | | | | | |  | | | | | | | | | | | | | | | | | | |
    ----------------------------- -- ------------------------------------
    Owner's Name   (First Name)  (MI)          (Last Name)

   | | | |-| | | -| | | | |
   Social Security Number (Required to open account)

   | | | | | | | | | | | | | | | | | | | |  | |  | | | | | | | | | | | |
   ---------------------------------------  ---  -----------------------
    Joint Owner's Name*   (First Name )     (MI)    (Last Name)

   *Joint Tenants with right of survivorship unless Alliance Fund Services is informed otherwise.

[_] GIFT/TRANSFER TO A MINOR

   | | | | | | | | | | | | | | | | | | | | |   | |  | | | | | | | | | | | | |
   ----------------------------------------    ---  -------------------------
    Custodian - One Name Only  (First Name)    (MI)   (Last Name)

   | | | | | | | | | | | | | | |  | |  | | | | | | | | | | | | | | | | | | |
   -----------------------------  ---  -------------------------------------
    Minor (First Name)           (MI)          (Last Name)

   | | | |-| | |-| | | | |
    Minor's Social Security Number (Required to open account)

    Under the State of               (Minor's Residence) Uniform Gifts/Transfer
    to Minor's Act    ---------------

[_] TRUST ACCOUNT

   | | | | | | | | | | | | | | |  | |  | | | | | | | | | | | | | | | | | | |
   -----------------------------  ---  -------------------------------------
   Name of Trustee

   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   -------------------------------------------------------------------------
   Name of Trust

   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   -------------------------------------------------------------------------
   Name of Trust (cont'd)

   | | | | | | | | | | | |      | | | | | | | | | |
   -----------------------      -------------------
   Trust Dated                  Tax ID or Social Security Number (Required to
                                open account)

[_] OTHER

   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   ---------------------------------------------------------------------------
   Name of Corporation, Partnership, Investment Only Retirement Plan, or other Entity

   | | | | | | | | | |         | | | | | | | | | | | | | | | | | | | | | | | |
   -------------------         -----------------------------------------------
   Tax ID Number                Trustee Name (Retirement Plans only)

                                2. Your Address

   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   ---------------------------------------------------------------------------
   Street

   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   ---------------------------------------------------------------------------
   City                             State                  Zip Code

   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   ---------------------------------------------------------------------------
   If Non-U.S., Specify Country

   | | | |-| | | |-| | | | |    | | | |-| | | |-| | | | |
   ------- ------- ---------    ------- ------- ---------
   Daytime Phone                Evening Phone

   I am a:           [_] U.S. Citizen      [_] Non-Resident Alien
                     [_] Resident Alien    [_] Other



                             For Alliance Use Only

--------------------------------------------------------------------------------
                           3. Your Initial Investment
--------------------------------------------------------------------------------


The minimum investment is $250 per Fund.

I hereby subscribe for shares of the following Alliance Stock Fund(s) and elect distribution options as indicated.

Dividend and Capital Gain        R  Reinvest distributions into
Distribution Options:            -  ----------------------
                                    my fund account.


----------------------           C  Send my distributions in cash to the address
Broker/Dealer Use Only           -  -----------------------------
----------------------              I have provided in Section 2. (Complete
                                    Section 4D for direct deposit to your bank
    Wire Confirm #                  account. Complete Section 4E for payment to
----------------------              a third party).

                                 D  Direct my distributions to another Alliance
                                 -  -------------------------------------------
                                    fund.  Complete the appropriate portion of
                                    ----
                                    Section 4A to direct your distributions
                                    (dividends and capital gains) to the Advisor
                                    Class Shares of another Alliance Fund.



--------------------------------------------------------------------------------
Make all checks payable to:                      Distributions Options *Circle*
   Alliance Fund Services      Advisor Class
-----------------------------                  ---------------------------------
      Alliance Fund Name                         Dividends        Capital Gains
--------------------------------------------------------------------------------
The Alliance Fund            $          $(44)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Growth Fund                              (31)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Premier Growth Fund                      (78)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Technology Fund                          (82)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Quasar Fund                              (26)    R   C   D          R   C   D
--------------------------------------------------------------------------------
International Fund                       (40)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Worldwide Privatization Fund            (122)    R   C   D          R   C   D
--------------------------------------------------------------------------------
New Europe Fund                          (62)    R   C   D          R   C   D
--------------------------------------------------------------------------------
All-Asia Investment Fund                (118)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Global Small Cap Fund                    (45)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Strategic Balanced Fund                  (32)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Balanced Shares                          (96)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Income Builder Fund                     (111)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Utility Income Fund                      (09)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Growth & Income Fund                     (94)    R   C   D          R   C   D
--------------------------------------------------------------------------------
                                                 R   C   D          R   C   D
--------------------------------------------------------------------------------
        Total Investment     $
---------------------------------------------

                                                   --------------------------
MY SOCIAL SECURITY (TAX IDENTIFICATION ) NUMBER IS:
                                                   --------------------------

--------------------------------------------------------------------------------
                          4. Your Shareholder Options
--------------------------------------------------------------------------------

------------------------------------
A.  AUTOMATIC INVESTMENT PLANS (AIP)
------------------------------------

[ ] WITHDRAW FROM MY BANK ACCOUNT

I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).

              Monthly Dollar Amount  Day of Withdrawal   Circle "all" or
Fund Name     ($25 minimum)          (1st thru 31st)     applicable months
                                                         All    J F M A M J
                                                                J A S O N D
--------------------------------------------------------------------------------
                                                         All    J F M A M J
                                                                J A S O N D
--------------------------------------------------------------------------------
                                                         All    J F M A M J
                                                                J A S O N D
--------------------------------------------------------------------------------
                                                         All    J F M A M J
                                                                J A S O N D
-------------------------------------------------------------------------------
Your bank must be a member of the National Automated Clearing House Association
(NACHA).

[ ] DIRECT MY DISTRIBUTIONS

As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance fund.


"From" Fund Name  "From" Fund Account #   "To" Fund Name  "To" Fund Account #
                   (if existing)                           (if existing)
 ------------------------------------------------------------------------------
                                                          [ ] New
                                                          [ ] Existing
--------------------------------------------------------------------------------
                                                          [ ] New
                                                          [ ] Existing
--------------------------------------------------------------------------------
                                                          [ ] New
                                                          [ ] Existing
--------------------------------------------------------------------------------
                                                          [ ] New
                                                          [ ] Existing
--------------------------------------------------------------------------------


[ ] EXCHANGE SHARES MONTHLY

I authorize Alliance to transact monthly exchanges within the same class of shares between my fund accounts as listed below.


"From" Fund Name   "From" Fund Account #   Dollar Amount   Day of Exchange**   "To" Fund Name      "To" Fund Account #
                    (if existing)          ($25 minimum)   (1st thru 31st)                          (if existing)
                                                                                                    [ ] New
                                                                                                    [ ] Existing
-------------------------------------------------------------------------------------------------------------------------
                                                                                                    [ ] New
                                                                                                    [ ] Existing
-------------------------------------------------------------------------------------------------------------------------
                                                                                                    [ ] New
                                                                                                    [ ] Existing
-------------------------------------------------------------------------------------------------------------------------
                                                                                                    [ ] New
                                                                                                    [ ] Existing
-------------------------------------------------------------------------------------------------------------------------

**Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

-------------------------------------
B.  SYSTEMATIC WITHDRAWAL PLANS (SWP)
-------------------------------------

In order to establish a SWP, you must reinvest all dividends and capital gains and own or purchase shares of the Fund having a current net asset value of at least:
 .$10,000 for monthly payments,          .$5,000 for bi-monthly payments,
 .$4,000 for quarterly or less frequent payments

Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your checking account.
[ ] I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.


Fund Name    Dollar Amount ($50 minimum)  Circle "all" or applicable months
                                           ALL      J F M A M J J A S O N D
--------------------------------------------------------------------------------
                                           All      J F M A M J J A S O N D
--------------------------------------------------------------------------------
                                           All      J F M A M J J A S O N D
--------------------------------------------------------------------------------
                                           All      J F M A M J J A S O N D
--------------------------------------------------------------------------------

Please send my SWP proceeds to:
  [ ] MY CHECKING ACCOUNT (via EFT)
                                                                   1st-31st
      I would like to have these payments occur on or about the [             ]
      of the months circled above. (Complete Section 4D for the bank account you wish to use)

  [ ] MY ADDRESS OF RECORD (via CHECK)
  [ ] THE PAYEE AND ADDRESS SPECIFIED IN SECTION 4E (via CHECK)

--------------------------------------
C.  PURCHASES AND REDEMPTIONS VIA EFT
--------------------------------------
You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
Instructions:    .  Review the information in the Prospectus about telephone transaction services.
                 .  If you select the telephone purchase or redemption
                    privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to
                    Section 4D of this application.

Purchases and Redemptions via EFT

[_] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected. In the case of shares purchased by check, redemption proceeds may not be made available until the fund is reasonably assured that the check has cleared, normally 15 calendar days after the purchase date.

--------------------
D.  BANK INFORMATION
--------------------

This bank account information will be used for:
[_] Distributions (Section 3)           [_] Automatic Investments (Section 4A)
[_] Systematic Withdrawals (Section 4B) [_] Telephone Transactions (Section 4C)

Please attach a voided check:
--------------------------------------------------------------------------------


                      Tape Preprinted Voided Check Here.

                We Cannot Establish These Services Without it.




--------------------------------------------------------------------------------
Your bank must be a member of the National Automated Clearing House Association (NACHA) in order to have EFT transactions processed to your fund account. For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records.

-------------------------------
E.  THIRD PARTY PAYMENT DETAILS
-------------------------------
This third party payee information will be used for:
[_]  Distributions (Section 3)        [_] Systematic Withdrawals (Section 4B)

     -------------------------------------------------------------------------
     Name

     -------------------------------------------------------------------------
     Address - Line 1

     -------------------------------------------------------------------------
     Address - Line 2

     -------------------------------------------------------------------------
     Address - Line 3

------------------------------------------------------------------------------
          5. Shareholder Authorization This section MUST be completed
                                                    ----
------------------------------------------------------------------------------

Telephone Exchanges and Redemptions by Check

Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000. This service can be enacted once every 30 days.

[_]   I do not elect the telephone     [_]  I do not elect the telephone
           ---                                   ---
      exchange service.                     redemption by check service.


I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

The Internal Revenue Service does not require your consent to any provision of this document other than the certificate required to avoid backup withholding.

----------------------------------    -------------
Signature                             Date

----------------------------------    -------------    ----------------------
Signature                             Date             Acceptance Date

-----------------------------------------------------------------------------
        Dealer/Agent Authorization For selected Dealers or Agents ONLY.
-----------------------------------------------------------------------------


We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

-----------------------------------   ------------------------------------------
Dealer/Agent Firm                     Authorized Signature

-----------------------------------   -------  ---------------------------------
Representative First Name             MI       Last Name

--------------------------------------------------------------------------------
Representative Number

--------------------------------------------------------------------------------
Branch Office Address

--------------------------------------------------------------------------------
City                                  State            Zip Code

                                      (                )
--------------------------------------------------------------------------------
Branch Number                         Branch Phone

This is filed pursuant to Rule 497(c).
File Nos. 2-29901 and 811-1716.

[LOGO]                            ALLIANCE QUASAR FUND, INC.
_______________________________________________________________
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
_______________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        February 1, 1996
                  (as amended October 1, 1996)

_______________________________________________________________
This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for the Alliance Quasar Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Fund and the current Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B and Class C shares, the "Prospectus"). Copies of such Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        Table Of Contents

                                                 Page

Description of the Fund

Management of the Fund

Expenses of the Fund

Purchase of Shares

Redemption and Repurchase of Shares

Shareholder Services

Net Asset Value

Dividends, Distributions and Taxes

Brokerage and Portfolio Transactions

General Information

Report of Independent Auditors and Financial
  Statements

______________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

________________________________________________________________

                     DESCRIPTION OF THE FUND
________________________________________________________________

    Except as otherwise indicated, the investment policies of Alliance Quasar Fund, Inc. (the "Fund") are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective

    The investment objective of the Fund is growth of capital by pursuing aggressive investment policies. Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. Moreover, to the extent the Fund seeks to achieve its objective through the more aggressive investment policies described below, risk of loss increases. The Fund is therefore not intended for investors whose principal objective is assured income or preservation of capital.

How The Fund Pursues Its Objective

    Within this basic framework, the policy of the Fund is to invest in any companies and industries and in any types of securities which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned companies. Critical factors considered in the selection of securities include the economic and political outlook, the values of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and management capability and practices.

    It is the policy of the Fund to invest principally in equity securities (common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks); however, it may also invest to a limited degree in non-convertible bonds and preferred stocks when, in the judgment of Alliance Capital Management L.P., the Fund's Adviser (the"Adviser"), such investments are warranted to achieve the

Fund's investment objective. When business or financial conditions warrant, a more defensive position may be assumed and the Fund may invest in short-term fixed-income securities, in investment grade debt securities, in preferred stocks or hold its assets in cash.

    The Fund may invest in both listed and unlisted domestic and foreign securities, in restricted securities, and in other assets having no ready market, but not more than 10% of the Fund's total assets may be invested in all such restricted or not readily marketable assets at any one time. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under Rule 144 or 144A promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value.

    The Fund intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities. The Fund will not, however, purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in such companies, taken at cost, to exceed 25% of the value of the Fund's total assets.

Additional Investment Policies And Practices

    The following additional investment policies supplement those set forth above.

    General. In seeking to attain its investment objective of growth of capital, the Fund will supplement customary investment practices by engaging in a broad range of investment techniques including short sales "against the box," writing call options, purchases and sales of put and call options written by others and investing in special situations. These techniques are speculative, may entail greater risk, may be considered of a more short-term nature, and to the extent used, may result in greater turnover of the Fund's portfolio and a greater expense than is customary for most investment companies. Consequently, the Fund is not a complete investment program and is not a suitable investment for those who cannot afford to take such risks or whose objective is income or preservation of capital. No assurance can be given that the Fund will achieve its investment objective. However, by buying shares in the Fund an investor may receive advantages he would not readily obtain as an individual, including professional management and continuous supervision of investments. The Fund will be subject to the overall limitation (in addition to the specific restrictions referred to below) that the aggregate value of all restricted and not readily marketable securities of the Fund, and of all cash and securities covering outstanding call options written or guaranteed by the Fund, shall at no time exceed 15% of the value of the total assets of the Fund.

    There is also no assurance that the Fund will at any particular time engage in all or any of the investment activities in which it is authorized to engage. In the opinion of the Fund's management, however, the power to engage in such activities provides an opportunity which is deemed to be desirable in order to achieve the Fund's investment objective.

    Short Sales. The Fund may only make short sales of securities "against the box." A short sale is effected by selling a security which the Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Short sales may be used by the Fund to defer the realization of gain or loss for Federal income tax purposes on securities then owned by the Fund. Gains or losses will be short- or long-term for Federal income tax purposes depending upon the length of the period the securities are held by the Fund before closing out the short sales by delivery to the lender. The Fund may, in certain instances, realize short-term gain on short sales "against the box" by covering the short position through a subsequent purchase. Not more than 15% of the value of the Fund's net assets will be in deposits on short sales "against the box".

    Puts and Calls. The Fund may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Fund may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. When calls written by the Fund are exercised, the Fund will be obligated to sell stocks below the current market price.

    The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees. (For a discussion regarding certain tax consequences of the writing of call options by the Fund, see "Dividends, Distributions and Taxes".)

    Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. It is the Fund's policy not to write a call option if the premium to be received by the Fund in connection with such option would not produce an annualized return of at least 15% of the then market value of the securities subject to option. Commissions, stock transfer taxes and other expenses of the Fund must be deducted from such premium receipts. Option premiums vary widely depending primarily on supply and demand. Calls written by the Fund will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will in such cases be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Fund) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm. A call written by the Fund will not be sold unless the Fund at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities or (b) an offsetting call option on the same securities.

    The Fund will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets. The Fund will not sell any call option if such sale would result in more than 10% of the Fund's assets being committed to call options written by the Fund, which, at the time of sale by the Fund, have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Fund shall at no time exceed 10% of the Fund's total assets.

    In buying a call, the Fund would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise. By buying a put, the Fund would be in a position to realize a gain if, during the option period, the price of the shares declined by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise. In addition, the Fund could realize a gain or loss on such options by selling them.

    As noted above, the Fund may purchase and sell put and call options written by others, combinations thereof, or similar options. There are markets for put and call options written by others and the Fund may from time to time sell or purchase such options in such markets. If an option is not so sold and is permitted to expire without being exercised, its premium would be lost by the Fund.

    Portfolio Turnover. Generally, the Fund's policy with respect to portfolio turnover is to purchase securities with a view to holding them for periods of time sufficient to assure long-term capital gains treatment upon their sale and not for trading purposes. However, it is also the Fund's policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. This policy may result in the Fund realizing short-term capital gains or losses on the sale of certain securities. See "Dividends, Distributions and Taxes". It is anticipated that the Fund's rate of portfolio turnover will not exceed 200% during the current fiscal year. A 200% annual turnover rate would occur, for example, if all the stocks in the Fund's portfolio were replaced twice within a period of one year. A portfolio turnover rate approximating 200% involves correspondingly greater brokerage commission expenses than would a lower rate, which expenses must be borne by the Fund and its shareholders.

    The portfolio turnover rates of securities of the Fund for the fiscal years ended in 1994 and 1995 and the fiscal period ended March 31, 1996 were 110%, 160% and 87%, respectively.

Fundamental Investment Policies

    In addition to the investment objective and policies described above, the Fund has adopted certain fundamental investment policies which may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities which means the vote of (l) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (2) more than 50% of the outstanding shares of the Fund, whichever is less. Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation.

    Briefly, these policies provide that the Fund may not:

    (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

   (ii) invest more than 25% of the value of its total assets in any particular industry;

  (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made;

   (iv) invest more than 10% of its assets in restricted securities;

    (v)  purchase or sell real estate;

   (vi) participate on a joint or joint and several basis in any securities trading account;

  (vii) invest in companies for the purpose of exercising control;

 (viii)  purchase or sell commodities or commodity contracts;

   (ix)  write put options;

    (x) except as permitted in connection with short sales of securities "against the box" described under the heading
         "Short Sales" above, make short sales of securities;

   (xi) make loans of its funds or assets to any other person, which shall not be considered as including the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase was made upon the original issuance of the securities; except that the Fund may not purchase non-publicly distributed securities subject to the limitations applicable to restricted securities;

  (xii) except as permitted in connection with short sales of securities or writing of call options, described under the headings "Short Sales" and "Puts and Calls" above, pledge, mortgage or hypothecate any of its assets;

 (xiii) except as permitted in connection with short sales of securities "against the box" described under the heading
         "Additional Investment Policies and Practices" above, make short sales of securities; and

  (xiv) purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

    In connection with the qualification or registration of the Fund's shares for sale under the securities laws of certain states, the Fund has agreed, in addition to the foregoing investment restrictions, that it (i) will not invest more than 10% of its total assets in the securities of any one issuer;
(ii) will not invest more than 5% of its total assets in securities of issuers which have been in operation for less than three years, including the operations of any predecessors, and any equity securities of issuers which are not readily marketable; (iii) will not invest more than 5% of its total assets in puts, calls, straddles, spreads or any combination thereof nor more than 2% of its net assets in puts or calls written by others; (iv) will not invest more than 5% of its net assets in warrants nor more than 2% of its net assets in unlisted warrants; (v) will not invest in real estate (including limited partnership interests), excluding readily marketable securities or participations or other direct interests in oil, gas or other mineral leases, exploration or development programs; and
(vi) will not purchase or retain the securities of any issuer if those officers and directors of the Fund or its Adviser owning individually more than 1/2 of 1% of such issuer together own more than 5% of the securities of such issuer.

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

Adviser

    Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory contract (the "Investment Advisory Contract") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

    The Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1996 of more than $168 billion (of which more than $55 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds,public employee retirement systems, investment companies, foundations and endowment funds. As of June 30, 1996, the Adviser was an investment manager of employee benefit fund assets for 33 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,450 employees who operated out of domestic offices and the offices of subsidiaries in Bombay, Istanbul, London, Paris, Sao Paulo, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 51 registered investment companies comprising more than 100 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

    Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1996, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1996, approximately 33% and 10% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Directors of the Fund.

    As of September 6, 1996, AXA and its subsidiaries owned approximately 60.7% of the issued and outstanding shares of capital stock of ECI. AXA is a holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities in more than 20 countries, including France, the United States, Australia, the United Kingdom, Canada and other countries, principally in Western Europe and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

    Based on information provided by AXA, as of September 9, 1996, 36.3% of the issued ordinary shares (representing 49.1% of the voting power) of AXA were owned directly or indirectly by Finaxa, a French holding company ("Finaxa"). As of September 6, 1996, 61.3% of the voting shares (representing 73.5% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.8% of the voting shares representing 40.6% of the voting power), and 23.7% of the voting shares of Finaxa (representing 15.0% of the voting power) were owned by Banque Paribas, a French bank. Including the ordinary shares directly or indirectly owned by Finaxa, the Mutuelles AXA directly or indirectly owned 42.0% of the issued ordinary shares (representing 56.8% of the voting power) of AXA as of September 9, 1996. Acting as a group, the Mutuelles AXA control AXA and

Finaxa. In addition, as of September 9, 1996, 7.8% of the issued ordinary shares of AXA without the power to vote were owned by subsidiaries of AXA.

    Under the Investment Advisory Contract, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain Directors of the Fund may be employees of the Adviser or its affiliates.

    The Adviser is, under the Investment Advisory Contract, responsible for the following expenses incurred by the Fund:
(i) the compensation of any of the Fund's directors, officers and employees who devote less than all of their time to its affairs and who devote part of their time to the affairs of the Adviser or its affiliates, (ii) expenses of computing the net asset value of the Fund's shares to the extent such computation is required under applicable Federal securities laws, (iii) expenses of office rental, and (iv) clerical and bookkeeping expenses. The Fund has, under the Investment Advisory Contract, assumed the obligation for payment of all of its other expenses as described in the Prospectus. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser. In such event, the services will be provided to the Fund at cost and the payments therefor must be specifically approved by the Fund's Board of Directors.

    The Fund has, under the Investment Advisory Contract, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by affiliates of the Adviser. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Directors.

    For the services rendered by the Adviser under the Investment Advisory Contract, the Fund pays the Adviser a quarterly fee on the first business day of January, April, July and October equal to .25 of 1% (approximately 1% on an annualized basis) of the net assets of the Fund at the end of the preceding quarter.

    The Investment Advisory Contract provides that the Adviser will reimburse the Fund to the extent, if any, that its ordinary operating expenses for the preceding year (exclusive of interest, taxes, brokerage and other expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund may not qualify its shares for sale in every state. The Fund believes that at present the most restrictive state expense ratio limitation imposed by any state in which the Fund has qualified its shares for sale is 2.5% of the first $30 million of the mutual fund's average net assets, 2.0% of the next $70 million of its average net assets and 1.5% of its average net assets in excess of $100 million.

    For the fiscal years of the Fund ended in 1993, 1994 and 1995, no reimbursements were required to be made pursuant to the most restrictive expense limitation. The advisory fees for the fiscal years of the Fund ended in 1993, 1994 and 1995, amounted to $2,534,093, $1,887,839 and $1,503,752 respectively.

    The Investment Advisory Contract became effective on July 22, 1992. The Investment Advisory Contract was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Investment Advisory Contract or interested persons as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on October 17, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Investment Advisory Contract.

    The Investment Advisory Contract continues in force for successive twelve-month periods (computed from each October 1), provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund, and, in either case, by a majority of the Directors who are not parties to the Investment Advisory Contract or interested persons as defined in the 1940 Act of any such party. Most recently, the continuance of the Investment Advisory Contract until September 30, 1997 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not parties to the Investment Advisory Contract or interested persons of any such party, at a meeting called for that purpose and held on July 19, 1996.

    The Investment Advisory Contract is terminable without penalty on 60 days' written notice by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

    Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

    The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to ACM Institutional Reserves, Inc., AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., The Alliance Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Growth and Income Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance Global Environment Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Directors and Officers

    The Directors and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Directors

    JOHN D. CARIFA,1 51, - Chairman of the Board of Directors, is the President and Chief Operating Officer and a Director of ACMC, with which he has been associated since prior to 1991.

    RUTH BLOCK, 65, - was formerly Executive Vice President and Chief Insurance Officer of The Equitable Life Assurance Society of the United States ("Equitable"). She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is Box 4653, Stamford, Connecticut, 06903.

    DAVID H. DIEVLER, 66, was formerly a Senior Vice President of
ACMC, with which he was associated since prior to 1990 through 1994. He is currently an independent consultant. His address is P.O. Box 167, Spring Lake, New Jersey, 07762.

    JOHN H. DOBKIN, 53, has been the President of Historic Hudson Valley (historic preservation) since 1990. Previously, he was Director of the National Academy of Design. From 1987 to 1992, he was a Director of ACMC. His address is 105 West 55th Street, New York, New York 10019.

    WILLIAM H. FOULK, JR., 63, is an investment Advisor and
Independent Consultant.  He was formerly Senior Manager of
Barrett Associates, Inc., a registered investment adviser, since
1986.  His address is 2 Hekma Road, Greenwich, Connecticut 06831.

    DR. JAMES M. HESTER, 71, is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation, with which he has been associated since prior to 1991. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.


_________________________

1An "interested person" of the Fund as defined in the 1940
 Act.

    CLIFFORD L. MICHEL, 56, is a partner in the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1991. He is Chief Executive Officer of Wenonah Development Company (investments) and Director of Placer Dome, Inc., and Faber-Castell Corporation (writing products). His address is 80 Pine Street, New York, New York 10005.

    DONALD J. ROBINSON, 61, was formerly a partner at Orrick, Herrington & Sutcliffe since prior to 1991 and is currently of counsel to that firm. His address is 599 Lexington Avenue, 26th
Floor, New York, New York 10022.

OFFICERS

    JOHN D. CARIFA, Chairman, see biography above.

    ALDEN M. STEWART, President, 49, has been an Executive Vice
President of ACMC since July, 1993. Prior thereto he was associated with ECMC.

    RANDALL E. HAASE, Vice President, 31, has been a Vice
President of ACMC since July, 1993. Prior thereto he was associated with ECMC.

    TIMOTHY D. RICE, Vice President, 28, is a Vice President of
ACMC, with which he has been associated since prior to 1991.

    THOMAS J. BARDONG, Vice President, 50, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1991.

    DANIEL V. PANKER, Vice President, 57 , is a Senior Vice
President of ACMC with which he has been associated since prior to 1991.

    EDMUND P. BERGAN, JR., Secretary, 45, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD"), with which he has been associated since prior to 1991.

    MARK D. GERSTEN, Treasurer and Chief Financial Officer, 44, is a Senior Vice President of Alliance Fund Services, Inc.
("AFS"), with which he has been associated since prior to 1991.

    VINCENT S. NOTO, Controller and Chief Accounting Officer, 31, is a Vice President of AFS with which he has been associated since prior to 1991.

    DOMENICK PUGLIESE, Assistant Secretary, 35, is a Vice
President and Associate General Counsel of AFD, with which he has been associated since May 1995. Previously, he was Vice

President and Counsel of Concord Holding Corporation since 1994,
Vice President and Associate General Counsel of Prudential
Securities since 1991.

    The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended September 30, 1995, the aggregate compensation paid to each of the Directors during calendar year 1995 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                   Total
                                                   Number
                                                   of Funds in
                                                   the
                                                   Alliance
                                  Total            Complex,
                                  Compensation     Including the
                                  From the         Fund, as to
                                  Alliance Fund    which the
Name of           Aggregate       Complex,         Director is a
Director          Compensation    Including the    Director or
of the Fund       From the Fund   Fund             Trustee
___________       _____________   ______________   _____________

John D. Carifa          $-0-           $-0-              50
Ruth Block              $5,101         $159,000          37
David H. Dievler        $5,101         $179,200          43
John H. Dobkin          $5,156         $117,200          30
William H. Foulk, Jr.   $5,156         $143,500          31
Dr. James M. Hester     $5,101         $156,000          38
Clifford L. Michel      $5,101         $131,500          37
Donald J. Robinson      $-0-           $ 66,500          38

     As of September 20, 1996, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

________________________________________________________________

                      EXPENSES OF THE FUND
________________________________________________________________

Distribution Services Agreement

     The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Funds shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Securities and Exchange Commission (the "Commission") under the 1940 Act (the "Rule 12b-1 Plan").

     Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

     Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) are committed to the discretion of such disinterested Directors then in office.

     The Agreement became effective on July 22, 1992 with respect to Class A shares and Class B shares and was amended as of April
30, 1993 with respect to Class C shares and on July 19, 1996 with respect to Advisor Class shares.

     The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the

Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

     During the Fund's fiscal year ended September 30, 1995, with respect to Class A shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $287,237 which constituted approximately .20% of the average daily net assets attributable to the Class A shares during the period and the Adviser made payments from its own resources, as described above, aggregating $300,199. Of the $587,436 paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $45,582 was spent on advertising, $22,830 on printing and mailing of prospectuses for persons other than current shareholders, $331,119 for compensation to broker-dealers and other financial intermediaries (including $112,669 to the Fund's Principal Underwriter), $5,039 for compensation to sales personnel and $179,868 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

     During the Fund's fiscal year ended September 30, 1995, with respect to Class B shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $134,166 which constituted approximately 1.00% of the average daily net assets attributable to the Class B shares during the period and the Adviser made payments from its own resources, as described above, aggregating $279,172. Of the $413,338 paid by the Fund and the Adviser under the Plan, $24,356 was spent on advertising, $8,518 on printing and mailing of prospectuses for persons other than current shareholders, $177,793 for compensation to broker-dealers and other financial intermediaries (including $54,072 to the Fund's Principal Underwriter), $2,923 for compensation to sales personnel and $199,748 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

     During the fiscal year ended September 30, 1995, with respect to Class C shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $12,807 which constituted approximately 1.00% of the average daily net assets attributable to the Class C shares during the period and the Adviser made payments from its own resources, as described above, aggregating $71,417. Of the $84,224 paid by the Fund and the Adviser under the Plan, with respect to Class C shares $9,237 was spent on advertising, $3,222 on printing and mailing of prospectuses for persons other than current shareholders, $34,710 for compensation to broker-dealers and other financial intermediaries (including $22,109 to the Fund's Principal Underwriter), $2,192 for compensation to sales personnel and $34,863 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

     The Agreement will continue in effect for successive twelve-month periods (computed from each October 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the continuance of the Agreement until September 30, 1997 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on July 19, 1995.

     In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

     All material amendments to the Agreement must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that a particular class, may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the class or classes affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Directors who are not "interested persons" as defined in the 1940 Act, or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund need give no notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement

     AFS, an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of- pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charge. For the fiscal year ended September 30, 1995, the Fund paid AFS $291,350 for transfer agency services.

________________________________________________________________

                       PURCHASE OF SHARES
________________________________________________________________

     The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares
-- How To Buy Shares."

General

     Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset- based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

     Investors may purchase and hold Advisor Class shares of the Fund solely (i) through accounts established under fee- based programs, sponsored and maintained by registered broker- dealers or other financial intermediaries and approved by the Principal Underwriter, pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account, to the sponsor, or its affiliate or agent,
(ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, or (iii) by the categories of investors described in clauses (i), (ii) and (iii) below under "-Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, all of whom are not eligible to purchase and hold Advisor Class shares).

     If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described in the Advisor Class Prospectus and this Statement of Additional Information. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

     Investors may purchase shares of the Fund either through selected dealers, agents or financial representatives or directly through the Principal Underwriter. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares. Shares may also be sold in foreign countries where permissible. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

     The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares". On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

     The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

     The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable is responsible for transmitting such orders by 5:00 p.m. If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

     Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

     Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

     In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., formerly Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent and immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

     Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than do Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

     The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares2

     Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative, and Class C shares are sold to investors choosing the asset-based sales charge alternative. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charges on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $5,000,000 for Class C shares.


_________________________

2Advisor Class shares are sold to investors described above in this section under "Purchase of Shares--General."

     Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

     Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

     Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

     During the Fund's fiscal years ended September 30, 1995, 1994, and 1993, the aggregate amount of underwriting commissions payable with respect to shares of the Fund were $291,350, $200,817 and $431,939, respectively. Of that amount, the Principal Underwriter received the amounts of $6,484, $21,038 and $101,637, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal year ended September 30, 1995, the Principal Underwriter received

$72,236 in contingent deferred sales charges with respect to Class B redemptions.

Class A Shares

     The public offering price of Class A shares, is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                 Discount Or
                                                 Commission
                                   As % of       To Dealers
                      As % of      the Public    Or Agents
Amount of             Net Amount   Offering      As % of
Purchase              Invested     Price         Offering Price
_________             __________   __________    ______________
Less than
  $100,000            4.44%        4.25%         4.00%

$100,000 but
  less than
  250,000             3.36         3.25          3.00

250,000 but
  less than
  500,000             2.30         2.25          2.00

500,000 but
  less than
  1,000,000*          1.78         1.75          1.50

___________________
* There is no initial sales charge on transactions of $1,000,000 or more.

     With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

     No initial sales charge is imposed on Class A shares issued
(i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B shares-Conversion Feature" and "--Conversion of Advisor Class shares to Class A shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

     Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund on March 31, 1996.

     Net Asset Value per Class A
       Share at March 31, 1996              $25.65

     Per Share Sales Charge - 4.25%
       of offering price (4.44% of
       net asset value per share)             1.14

     Class A Per Share Offering Price
       to the Public                        $26.79
                                            ======

     Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

     Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund". Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
The Alliance Fund, Inc.
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.

  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Strategic Balanced Fund
  -Alliance Short-Term U.S. Government Fund

     Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AFS at the address or the "Literature" telephone number shown on the front cover of this Statement of Additional Information.

     Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

    (i)  the investor's current purchase;

   (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual
         Fund held by the investor; and

  (iii)  the net asset value of all shares described in paragraph
         (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

     For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

     To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

     Statement of Intention. Class A investors may also obtain the reduced initial sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B, Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

     Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

     The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

     Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information.

     Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

     Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used more than once in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

     Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without any initial sales charge) and without any contingent deferred sales charge to certain categories of investors, including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, AFS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AFS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the

Adviser, Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AFS and their affiliates;
(iv) persons who were shareholders of the Fund before the commencement of sales of shares of the Fund subject to a sales charge; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for services in the nature of investment advisory or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vii) employer-sponsored qualified pensions or profit-sharing plans (including
Section 401(k) plans), custodial account maintained pursuant to
Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

     Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

     Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

     Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     To illustrate, assume that on or after November 19, 1993 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

     The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

             Contingent Deferred Sales Charge as a %
               of Dollar Amount Subject to Charge
             _______________________________________

                       Shares purchased        Shares purchased
                       before                  on or after
Years Since Purchase   November 19, 1993       November 19, 1993
____________________   _________________       _________________

Less than one               5.5%                      4.0%
One                         4.5%                      3.0%
Two                         3.5%                      2.0%
Three                       2.5%                      1.0%
Four                        1.5%                      None
Five                        0.5%                      None
Six or more                 None                      None


     In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that or were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

     The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below).

     Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

     For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

     Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

     Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

     Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

Conversion of Advisor Class Shares to Class A Shares

     Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans described above under "Purchase of Shares--General," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in a fee-based program or plan that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

     The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
________________________________________________________________

     The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares- -How to Sell Shares". If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

     Subject only to the limitations described below, the Fund's Articles of Incorporation requires that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

     The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

     Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase.

Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

     To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

     To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

     Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer, once in any 30 day period (except for certain omnibus accounts) of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from AFS. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts) and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

     Telephone Redemption By Check. Except for certain omnibus accounts or as noted below, each Fund shareholder is eligible to request redemption by check, once in any 30-day period, of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AFS, or by checking the appropriate box on the Subscription Application found in the Prospectus.

     Telephone Redemptions - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, the Principal Underwriter or AFS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

     The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

     The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

________________________________________________________________

                      SHAREHOLDER SERVICES
________________________________________________________________

     The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares-Shareholder Services". The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee- based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

     Investors may purchase shares of the Fund through an automatic investment program utilizing Electronic Funds Transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

     You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

     Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

     Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call
Alliance Fund Services, Inc. at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class

A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days written notice.

     All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

     Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AFS, receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

     Eligible shareholders desiring to make an exchange should telephone AFS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information.

     A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

     None of the Alliance Mutual Funds nor the Adviser, the Principal Underwriter or AFS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

     The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

     The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact AFS at the "Literature" telephone number on the cover of this Statement of Additional Information, or write to:

              Alliance Fund Services, Inc.
              Retirement Plans
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

     Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer- sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

     Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

     If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $5 million on or before December 15 in any year, all Class B shares and C shares of the Fund held by the plan can be exchanged at the plan's request without any sales charge, for Class A shares of the Fund.

     Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

     403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirements plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

     The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AFS as compensation for its services to the retirement plan accounts maintained with the Fund.

     Distributions from retirement plans are subject to certain
Code requirements in addition to normal redemption procedures.
For additional information please contact AFS.

Dividend Direction Plan

     A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund accounts, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AFS at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AFS to establish a dividend direction plan.

Systematic Withdrawal Plan

     General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

     Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

     Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level.
Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

     Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting AFS at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

     CDSC Waiver for Class B Shares and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholders account may be redeemed free of any contingent deferred sales charge.

     With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

     With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

     Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AFS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

________________________________________________________________

                         NET ASSET VALUE
________________________________________________________________

     The net asset value of each share of the Fund's Common Stock on which the subscription and redemption prices are based is determined by the market value of the securities and other assets owned by the Fund less its liabilities, computed in accordance with the Articles of Incorporation and By-Laws of the Fund on each Fund business day as of the next close of trading on the Exchange following receipt of a purchase or redemption order (and on such other days as the Board of Directors of the Fund deems necessary in order to comply with Rule 22c-1 under the 1940 Act), and the net asset value of a share is the quotient obtained by dividing the value, as of such closing, of the net assets of the Fund (i.e., the value of the assets of the Fund less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares of Common Stock then outstanding at such closing.

     For purposes of this computation, readily marketable portfolio securities, including open short positions, listed on the Exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair market value. Securities not listed on the Exchange but listed on other national securities exchanges or admitted to trading on the NASDAQ List are valued in like manner.

     Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Securities traded only in the over-the-counter market, excluding those admitted to trading on the List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors of the Fund deem appropriate to reflect their fair market value. Call options written or purchased by the Fund are valued at the last sale price and put options purchased by the Fund are valued at the last sale price. Short-term obligations with less than 60 days remaining until maturity are stated at amortized cost which approximates market value. All other assets of the Fund, including restricted securities, are valued in such manner as the Board of Directors of the Fund in good faith deem appropriate to reflect their fair market value.

     The assets belonging to the Class A shares, the Class B shares, the Class C shares and the Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the accrued expenses and liabilities allocated to that class from the assets belonging to that class.

________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________

General

     The Fund qualified for the fiscal year ended September 30, 1995 and intends to qualify in the future for tax treatment as a "regulated investment company" under the Code for each taxable year. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to his or her particular situation.

     Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or reinvested in additional full or fractional shares of the same class of common stock of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such dividend or distribution. Election to receive dividends and distributions in cash or full or fractional shares is made at the time the shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by the Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

     Dividends of net ordinary income and distributions of net short-term capital gains are taxable to shareholders as ordinary income. The dividends-received deduction for corporations should also be applicable to the Fund's dividends of net investment income and distributions of net realized short-term capital gains. The amount of such dividends and distributions eligible for the dividends-received deduction is limited to the amount of dividends from domestic corporations received by the Fund during the fiscal year. Under provisions of the tax law, a corporation's dividends received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, provisions of the tax law disallow the dividends-received deduction to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

     The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the Fund to its shareholders as capital gains distributions will not be taxable to the Fund but will be taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his Fund shares. Capital gains distributions are not eligible for the dividends received
deduction referred to above.   Any dividend or distribution
received by a shareholder on shares of the Fund shortly after the purchase of such shares by him or her will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution.

     Dividends and distributions are taxable in the manner described above regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund's common stock.

     For Federal income tax purposes, when equity call options which the Fund has written expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a call written by the Fund is exercised, the selling price or purchase price of stock is increased by the amount of the premium, and the gain or loss on the sale of stock becomes long-term or short-term depending on the holding period of the stock. There may be short-term gains or losses associated with closing purchase transactions.

Foreign Tax Credits

     Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a United States Shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass-through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual United States Shareholder who does not itemize deductions. In addition, certain individual United States Shareholders may be subject to rules which limit or reduce their ability to fully deduct their pro rata share of the foreign taxes paid by the Fund. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

     Generally, a credit for foreign taxes may not exceed the United States Shareholder's United States tax attributable to the shareholder's total foreign source taxable income. Generally, the source of the Fund's income flows through to its shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, including foreign source "passive income", including dividends, interest and capital gains. Further, the foreign tax credit is allowed to offset only 90% of any alternative minimum tax to which a United States Shareholder may be subject. As a result of these rules, certain United States Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. If a United States Shareholder could not credit his full share of the foreign tax paid, double taxation of such income could be mitigated only by deducting the foreign tax paid, which may be subject to limitation as described above.

     The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the Internal Revenue Service. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

     The foregoing discussion relates only to U.S. federal income tax law as it affects shareholders who are U.S. residents or U.S. corporations. The effects of Federal income tax law on shareholders who are non-resident aliens or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.

________________________________________________________________

              BROKERAGE AND PORTFOLIO TRANSACTIONS
________________________________________________________________

     Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. The Adviser determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

     Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

     The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

     The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

     The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

     The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with DLJ, an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commission. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

     During the fiscal years ended September 30, 1993, 1994 and 1995, the Fund incurred brokerage commissions amounting in the aggregate to $687,351, $620,235 and $742,458, respectively.
During the fiscal years ended September 30, 1993, 1994 and 1995, brokerage commissions amounting in the aggregate to $4,735, $-0-and $9,305, respectively, were paid to DLJ and brokerage commissions amounting in the aggregate to $-0-, $-0- and $-0-, respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended September 30, 1995, the brokerage commissions paid to DLJ constituted 1.25% of the Fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted -0-% of the Fund's aggregate brokerage commissions. During the fiscal year ended September 30, 1995, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, .45% were effected through DLJ and -0-% were effected through brokers utilizing the Pershing Division of DLJ.

     During the fiscal year ended September 30, 1995, transactions in portfolio securities of the Fund aggregating $498,333,559, with associated brokerage commissions of approximately $742,458 were allocated to persons or firms supplying research services to the Fund or the Adviser.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

Capitalization

     The Fund was originally organized under the name Quasar Associates, Inc. as a Delaware corporation on August 5, 1968 and, effective April 27, 1989, was reorganized as a corporation under the laws of Maryland under the name "Alliance Quasar Fund, Inc." The authorized capital stock of the Fund currently consists of 50,000,000 shares of Class A Common Stock, 50,000,000 shares of Class B Common Stock, 50,000,000 shares of Class C Common Stock, and 50,000,000 shares of Advisor Class Common Stock, each having a par value of $.002 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

     At September 20, 1996 there were 13,336,173 shares of common stock of the Fund outstanding, including 8,205,149.230 Class A shares, 4,075,423 Class B shares, 1,053,601 Class C shares and no Advisor Class shares. To the knowledge of the Fund, the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of the Fund as of September 20, 1996:

                             No. of    % of     % of     % of
Name and Address             Shares    Class A  Class B  Class C
________________             ______    _______  _______  _______

Merrill Lynch               460,903     5.62%
Mutual Fund Operations
4800 Deer Lake Dr East
Jacksonville, FL 32246-6486

Merrill Lynch               929,826             22.82%
Mutual Fund Operations
4800 Deer Lake Dr East
Jacksonville, FL 32246-6486

Merrill Lynch               376,522                        35.74%
Mutual Fund Operations
4800 Deer Lake Dr East
Jacksonville, FL 32246-6486

     Certain shareholders of the Fund are discretionary managed accounts of the Adviser, which thereby exercised investment discretion at September 20, 1996 with respect to an aggregate of 1,767,251 shares, representing less than 1% of all outstanding shares as of that date.

Custodian

     State Street Bank and Trust Company, 225 Franklin Street,
Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

     Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

     Legal matters in connection with the issuance of the shares of common stock offered hereby are passed upon by Seward &
Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Auditors

     Ernst & Young LLP, New York, New York, have been appointed as independent auditors for the Fund.

Performance Information

     From time to time the Fund advertises its "total return". Computed separately for each class, the Fund's "total return" is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

     The Fund reclassified its shares outstanding prior to September 17, 1990 as Class A shares. The Fund's average annual compounded total return for Class A shares was 30.84% for the six months ended March 31, 1996, 15.19% for the five-year period ended March 31, 1996 and 10.70% for the ten-year period ended March 31, 1996. The Fund's average annual compounded total return for Class B shares was 30.54% for the six months ended March 31, 1996, 15.28% for the five years ended March 31, 1996 and 16.80% for the period September 17, 1990 (commencement of distribution) through March 31, 1996. The Fund's average annual compounded total return for Class C shares for the six months ended March 31, 1996 was 30.31% and 24.34% for the period May 3, 1993 (commencement of distribution) through March 31, 1996.

     The Funds total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and its expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

     Advertisements quoting performance ratings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. ("Lipper") and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers or magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund. The Fund has been ranked by Lipper in the category known as "small company growth".

Additional Information

     Any shareholder inquiries may be directed to the shareholder's broker or to AFS at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act. Copies of the Registration

Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.


















































                               58
00250150.AO7

PORTFOLIO OF INVESTMENTS
MARCH 31, 1996 (UNAUDITED)                           ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
------------------------------------------------------------------------
COMMON STOCKS-89.1%
CONSUMER PRODUCTS & SERVICES-26.8%
AIRLINES-4.7%
Alaska Air Group, Inc.*                         160,100      $ 4,282,675
America West Airlines, Inc.*                    151,600        3,240,450
USAir Group, Inc.*                              205,800        3,755,850
                                                             -----------
                                                              11,278,975

APPAREL-3.9%
Gucci Group N.V.*(a)                             50,500        2,424,000
Jones Apparel Group, Inc.*                       35,600        1,726,600
Nautica Enterprises, Inc.*                       60,075        2,868,581
Tommy Hilfiger Corp.*                            51,600        2,367,150
                                                             -----------
                                                               9,386,331

BROADCASTING & CABLE-2.2%
American Radio Systems Corp.*                    33,400        1,127,250
Cablevision Systems Corp. Cl.A*                  22,000        1,265,000
Infinity Broadcasting Corp. Cl.A*                64,900        2,815,038
                                                             -----------
                                                               5,207,288

ENTERTAINMENT & LEISURE-1.0%
Heritage Media Corp.*                            43,600        1,564,150
Penske Motorsports, Inc.*                        22,200          826,950
                                                             -----------
                                                               2,391,100

RESTAURANTS & LODGING-3.6%
Extended Stay America, Inc.*                     50,100        1,114,725
Host Marriott Corp.*                            300,200        4,052,700
La Quinta Inns, Inc.                            118,100        3,469,187
                                                             -----------
                                                               8,636,612

RETAILING-9.1%
Bed Bath & Beyond, Inc.*                         41,800        2,204,950
Charming Shoppes, Inc.*                         200,500        1,033,828
Industrie Natuzzi S.p.A. (ADR)*(b)               68,800        3,741,000
Nine West Group, Inc.*                          152,800        6,608,600
Office Max, Inc.*                               263,000        6,377,750
Williams-Sonoma, Inc.*                           84,800        1,929,200
                                                             -----------
                                                              21,895,328

OTHER-2.3%
Loewen Group, Inc.                              104,300        3,050,775
Stewart Enterprises, Inc.                        54,200        2,317,050
                                                             -----------
                                                               5,367,825
                                                             -----------
                                                              64,163,459


TECHNOLOGY-22.2%
COMMUNICATIONS EQUIPMENT-1.9%
Ascend Communications, Inc*                      25,000        1,346,875
Cascade Communications Corp.*                    20,200        1,812,950
Intelcom Group, Inc.*                            85,800        1,522,950
                                                             -----------
                                                               4,682,775

COMPUTER PERIPHERALS-0.9%
Western Digital Corp.*                           78,000        1,501,500
Xircom, Inc.*                                    40,500          561,938
                                                             -----------
                                                               2,063,438

COMPUTER SOFTWARE & SERVICES-8.3%
Cadence Design Systems, Inc.*                    41,100        1,813,537
DST Systems, Inc.*                               53,400        1,635,375
Exabyte Corp.*                                  174,300        2,843,269
Hyperion Software Corp.*                         88,700        1,929,225
Informix Corp.*                                 100,900        2,661,237
Integrated Systems, Inc.*                        34,000        1,640,500
Intersolv, Inc.*                                 99,400        1,155,525
Sierra On-line, Inc.*                             5,700          191,663
Sterling Software, Inc.*                         40,600        2,862,300
Storage Technology Corp.*                        47,000        1,227,875
Wonderware Corp.*                                78,500        1,844,750
                                                             -----------
                                                              19,805,256


5



PORTFOLIO OF INVESTMENTS (CONTINUED)                 ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
------------------------------------------------------------------------
ELECTRONICS-2.4%
BMC Industries, Inc.                             68,900      $ 1,481,350
Cable Design Technologies Corp.*                 33,900        1,245,825
Cambridge Technology Partners, Inc.*              2,700          154,237
Fore Systems, Inc.*                              24,200        1,730,300
Kemet Corp.*                                     54,000        1,221,750
                                                             -----------
                                                               5,833,462

TELECOMMUNICATIONS-8.7%
Andrew Corp.*                                    45,350        1,734,637
Millicom International Cellular, S.A.*          135,600        5,864,700
Telephone and Data Systems, Inc.                151,300        6,997,625
Tellabs, Inc.*                                   30,300        1,465,763
United States Cellular Corp.*                    95,000        3,277,500
Vanguard Cellular Systems, Inc. Cl.A*            77,500        1,550,000
                                                             -----------
                                                              20,890,225
                                                             -----------
                                                              53,275,156


HEALTH CARE-14.2%
BIOTECHNOLOGY-3.9%
Centocor, Inc.*                                  58,500        2,113,312
Medimmune, Inc.*                                 59,900          943,425
Neurex Corp.*                                    93,900        1,948,425
Physio-Control International Corp.*             218,700        4,374,000
                                                             -----------
                                                               9,379,162

DRUGS, HOSPITAL SUPPLIES & MEDICAL SERVICES-10.3%
GelTex Pharmaceuticals, Inc.*                    69,200        1,487,800
Healthsouth Corp.*                              266,759        9,069,805
Healthwise of America, Inc.*                    177,700        7,063,575
National Surgery Centers, Inc.*                  63,300        2,041,425
Summit Technology, Inc.*                         59,100       $1,396,239
Veterinary Centers of America, Inc.*            129,700        3,501,900
                                                             -----------
                                                              24,560,744
                                                             -----------
                                                              33,939,906


BASIC INDUSTRIES-11.2%
AIR FREIGHT-0.7%
Pittston Brink's Group                           61,500        1,645,125

CHEMICALS-0.7%
Cytec Industries, Inc.*                          20,000        1,690,000

ENVIRONMENTAL CONTROL-3.3%
United Waste Systems, Inc.*                      53,900        2,695,000
USA Waste Services, Inc.*                       210,400        5,365,200
                                                             -----------
                                                               8,060,200

MACHINERY-1.2%
JLG Industries, Inc.                             62,200        2,845,650

METAL HARDWARE-2.5%
Alumax, Inc.*                                    66,200        2,341,825
Century Aluminum Co.*                           141,100        1,922,487
Kaiser Aluminum Corp.*                          112,500        1,729,688
                                                             -----------
                                                               5,994,000

SURFACE TRANSPORTATION & SHIPPING-2.8%
Wisconsin Central Transport Corp.*               39,900        2,653,350
Xtra Corp.                                       85,700        4,006,475
                                                             -----------
                                                               6,659,825
                                                             -----------
                                                              26,894,800


ENERGY-9.3%
OIL & GAS SERVICES-9.3%
Arethusa, Ltd.                                  110,950        4,174,494
Diamond Offshore Drilling, Inc.*                 81,700        3,502,887
Diamond Shamrock, Inc.                          106,000        3,445,000
Global Marine, Inc.*                            212,600        2,126,000
Noble Drilling Corp.*                           252,900        3,129,638
Reading & Bates Corp.*                          109,900        2,170,525
Rowan Cos., Inc.*                               298,500        3,805,875
                                                             -----------
                                                              22,354,419


6



                                                     ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
------------------------------------------------------------------------
FINANCIAL SERVICES-5.4%
FINANCE-2.3%
Money Store, Inc.                                94,700      $ 2,639,763
Onyx Acceptance Corp.*                           81,400        1,139,600
Oxford Resources Corp.*                          62,400        1,747,200
                                                             -----------
                                                               5,526,563

INSURANCE-3.1%
Guaranty National Corp.                          39,700          655,050
National Re Corp.                                52,200        1,761,750
Riscorp, Inc.*                                   97,900        1,860,100
Roosevelt Financial Group, Inc.                  19,100          353,350
Twentieth Century Industries, Inc.*             160,200        2,683,350
                                                             -----------
                                                               7,313,600
                                                             -----------
                                                              12,840,163

Total Common Stocks
  (cost $159,908,067)                                        213,467,903


                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)          VALUE
------------------------------------------------------------------------
CORPORATE BONDS-0.6%
COMMUNICATION & EQUIPMENT-0.6%
Intelcom Group, Inc.(c)(d)
  8.00%, 9/17/98
  (cost $1,727,657)                             $ 1,758     $  1,506,606

SHORT-TERM DEBT SECURITIES-12.5%
Federal Home Loan Bank
  5.25%, 4/01/96
  (amortized cost $29,786,963)                   29,800       29,800,000

TOTAL INVESTMENTS-102.2%
  (cost $191,435,724)                                        244,774,509
Other assets less liabilities-(2.2%)                          (5,166,542)

NET ASSETS-100%                                             $239,607,967


*    Non-income producing security.

(A)  Country of origin - Netherlands.
(b)  Country of origin - Italy.
(c)  Illiquid security, valued at fair value (see Notes A & F).
(d)  Interest on this bond is paid-in-kind.

     Glossary:
     ADR - American Depository Receipt

     See notes to financial statements.


7



STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1996 (UNAUDITED)                           ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $191,435,724)         $244,774,509
  Cash                                                               1,175,253
  Receivable for investment securities sold                          3,584,226
  Receivable for capital stock sold                                  1,490,494
  Interest and dividends receivable                                     30,392
  Other assets                                                           4,575
  Total assets                                                     251,059,449

LIABILITIES
  Payable for investment securities purchased                       10,591,274
  Advisory fee payable                                                 594,323
  Distribution fee payable                                              61,674
  Payable for capital stock redeemed                                    39,807
  Accrued expenses                                                     164,404
  Total liabilities                                                 11,451,482

NET ASSETS                                                        $239,607,967

COMPOSITION OF NET ASSETS
  Shares of capital stock, at par                                 $     18,864
  Additional paid-in capital                                       152,611,354
  Accumulated net investment loss                                   (1,141,958)
  Accumulated net realized gain                                     34,781,489
  Net unrealized appreciation of investments and other assets       53,338,218
                                                                  -------------
                                                                  $239,607,967

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($203,483,237/
    7,932,977 shares of capital stock issued and outstanding)           $25.65
  Sales charge-4.25% of public offering price                             1.14
  Maximum offering price                                                $26.79

  CLASS B SHARES
  Net asset value and offering price per share($29,345,764/
    1,217,397 shares of capital stock issued and outstanding)          $24.11

  CLASS C SHARES
  Net asset value, redemption and offering price per share($6,778,966
    /281,461 shares of capital stock issued and outstanding)            $24.08


See notes to financial statements.


8



STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1996 (UNAUDITED)          ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                            $  437,252
  Dividends                                              187,259   $   624,511

EXPENSES
  Advisory fee                                         1,054,194
  Distribution fee - Class A                             168,582
  Distribution fee - Class B                              98,881
  Distribution fee - Class C                              17,636
  Transfer agency                                        170,985
  Administrative                                          67,292
  Custodian                                               59,444
  Registration                                            44,128
  Audit and legal                                         39,351
  Directors' fees                                         17,390
  Printing                                                12,330
  Miscellaneous                                           16,256
  Total expenses                                                     1,766,469
  Net investment loss                                               (1,141,958)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                  26,532,917
  Net change in unrealized appreciation of investments              26,590,414
  Net gain on investments                                           53,123,331

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $51,981,373


See notes to financial statements.


9



STATEMENT OF CHANGES IN NET ASSETS                   ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

                                                 SIX MONTHS ENDED
                                                   MARCH 31,1996    YEAR ENDED
                                                    (UNAUDITED)    SEP. 30,1995
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $ (1,141,958)  $ (1,726,740)
  Net realized gain on investments                   26,532,917     34,342,023
  Net change in unrealized appreciation of
    investments                                      26,590,414      7,569,209
  Net increase in net assets from operations         51,981,373     40,184,492

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                         (29,221,160)   (23,368,345)
    Class B                                          (3,571,423)    (2,216,109)
    Class C                                            (875,215)      (172,655)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                            56,414,984    (20,139,054)
  Total increase (decrease)                          74,728,559     (5,711,671)

NET ASSETS
  Beginning of year                                 164,879,408    170,591,079
  End of period                                    $239,607,967   $164,879,408


See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1996 (UNAUDITED)                           ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Quasar Fund, Inc. (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund offers Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last reported sales price, or, if no sale occurred, at the mean of the bid and asked price at the regular close of the New York Stock Exchange. Over-the-counter securities not traded on national securities exchanges are valued at the mean of the closing bid and asked price. Securities which mature in 60 days or less are valued at amortized cost which approximates market value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date the securities are purchased or sold. Security gains and losses are determined on the identified cost basis.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the 'Adviser'), an advisory fee at a quarterly rate equal to .25 of 1% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter. The Adviser has agreed, under the terms of the investment advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Adviser believes that the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. No reimbursement was required for the six months ended March 31, 1996. Pursuant to the advisory agreement, the Fund paid $67,292 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended March 31, 1996.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $124,338 for the six months ended March 31, 1996. Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)            ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

charges of $20,828 from the sales of Class A shares and $29,693 in contingent deferred sales charges imposed upon redemption by shareholders of Class B shares for the six months ended March 31, 1996.

Brokerage commissions paid on securities transactions for the six months ended March 31, 1996 amounted to $328,100, none of which was paid to affiliated brokers.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to 0.30% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,003,031 and $261,774 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods, so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, (excluding short-term investments), aggregated $159,154,846 and $151,223,416, respectively, for the six months ended March 31, 1996. At March 31, 1996, the cost of securities for federal income tax purposes was $191,944,040. Accordingly, gross unrealized appreciation of investments was $54,183,650 and gross unrealized depreciation of investments was $1,353,178, resulting in net unrealized appreciation of $52,830,472.


12



                                                     ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 150,000,000 shares of $.002 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 50,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------- ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     MARCH 31,1996  SEPTEMBER 30,  MARCH 31,1996  SEPTEMBER 30,
                      (UNAUDITED)       1995       (UNAUDITED)        1995
                      ------------  ------------  --------------  -------------
CLASS A
Shares sold             2,940,904     3,338,142    $ 68,757,337   $ 67,549,983
Shares issued in
  reinvestment of
  distributions         1,253,727     1,152,408      25,952,159     19,717,689
Shares redeemed        (2,332,866)   (5,282,536)    (53,787,157)  (108,851,637)
Net increase(decrease)  1,861,765      (791,986)   $ 40,922,339   $(21,583,965)

CLASS B
Shares sold               741,480     1,011,429    $ 16,254,850   $ 19,591,440
Shares issued in
  reinvestment of
  distributions           171,932       103,261       3,349,236      1,694,515
Shares redeemed          (416,994)   (1,027,961)     (9,059,012)   (20,017,278)
Net increase              496,418        86,729    $ 10,545,074   $  1,268,677

CLASS C
Shares sold               788,494       207,104    $ 17,359,802   $  4,321,456
Shares issued in
  reinvestment of
  distributions            16,499         8,223         321,569        135,017
Shares redeemed          (593,458)     (201,051)    (12,733,800)    (4,280,239)
Net increase              211,535        14,276    $  4,947,571   $    176,234


NOTEF: ILLIQUID SECURITY

                                              DATE
                                            ACQUIRED        COST
                                            --------     ----------
Intelcom Group, Inc., 8.00%, 9/17/98         9/16/93     $1,727,657


The security shown above is restricted as to sale and has been valued at fair value in accordance with the procedures described in Note A.

The value of this security at March 31, 1996 was $1,506,606 representing 0.6% of net assets.


13



FINANCIAL HIGHLIGHTS                                 ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS A
                                           ---------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                       YEAR ENDED SEPTEMBER 30,
                                           MARCH 31,1996  ------------------------------------------------------------
                                            (UNAUDITED)       1995          1994        1993        1992        1991
                                           -------------  ------------  -----------  ----------  ----------  ---------
Net asset value, beginning of year           $24.16         $22.65        $24.43      $19.34      $21.27      $15.67

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                            (.12)          (.22)(d)      (.60)       (.41)       (.24)       (.05)
Net realized and unrealized gain (loss)
  on investments                               6.42           5.59          (.36)       6.38       (1.53)       5.71
Net increase (decrease) in net asset
  value from operations                        6.30           5.37          (.96)       5.97       (1.77)       5.66

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income             -0-            -0-           -0-         -0-         -0-       (.06)
Distributions from net realized gains         (4.81)         (3.86)         (.82)       (.88)       (.16)         -0-
Total dividends and distributions             (4.81)         (3.86)         (.82)       (.88)       (.16)       (.06)
Net asset value, end of period               $25.65         $24.16        $22.65      $24.43      $19.34      $21.27

TOTAL RETURN
Total investment return based on
  net asset value (a)                         30.84%         30.73%        (4.05)%     31.58%      (8.34)%     36.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)    $203,483       $146,663      $155,470    $228,874    $252,140    $333,806
Ratio of expenses to average net assets        1.83%(c)       1.83%         1.67%       1.65%       1.62%       1.64%
Ratio of net investment loss to average
  net assets                                  (1.14)%(c)     (1.06)%       (1.15)%     (1.00)%      (.89)%      (.22)%
Portfolio turnover rate                          87%           160%          110%        102%        128%        118%
Average commission rate (e)                  $.0599         $   -0-       $   -0-     $   -0-     $   -0-     $   -0-


See footnote summary on page 16.


14



                                                     ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS B
                                            ------------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED                        YEAR ENDED SEPTEMBER 30,
                                            MARCH 31,1996  ---------------------------------------------------------------
                                             (UNAUDITED)       1995          1994         1993         1992         1991
                                            -------------  ------------  -----------  -----------  -----------  ----------
Net asset value, beginning of year            $23.03         $21.92        $23.88       $19.07       $21.14       $15.66

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.14)          (.37)(d)      (.53)        (.18)        (.39)        (.13)
Net realized and unrealized gain (loss)
  on investments                                6.03           5.34          (.61)        5.87        (1.52)        5.67
Net increase (decrease) in net asset
  value from operations                         5.89           4.97         (1.14)        5.69        (1.91)        5.54

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-            -0-           -0-          -0-          -0-        (.06)
Distributions from net realized gains          (4.81)         (3.86)         (.82)        (.88)        (.16)          -0-
Total dividends and distributions              (4.81)         (3.86)         (.82)        (.88)        (.16)        (.06)
Net asset value, end of period                $24.11         $23.03        $21.92       $23.88       $19.07       $21.14

TOTAL RETURN
Total investment return based on
  net asset value (a)                          30.54%         29.78%        (4.92)%      30.53%       (9.05)%      35.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $29,346        $16,604       $13,901      $16,779       $9,454       $7,346
Ratio of expenses to average net assets         2.64%(c)       2.65%         2.50%        2.46%        2.42%        2.41%
Ratio of net investment loss to average
  net assets                                   (1.95)%(c)     (1.88)%       (1.98)%      (1.81)%      (1.67)%      (1.28)%
Portfolio turnover rate                           87%           160%          110%         102%         128%         118%
Average commision rate (e)                    $.0599         $   -0-       $   -0-      $   -0-      $   -0-      $   -0-


See footnote summary on page 16.


15



FINANCIAL HIGHLIGHTS (CONTINUED)                     ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   CLASS C
                                            -------------------------------------------------------
                                             SIX MONTHS                              MAY 3, 1993(B)
                                                ENDED      YEAR ENDED SEPTEMBER 30,        TO
                                            MARCH 31,1996  -------------------------  SEPTEMBER 30,
                                             (UNAUDITED)       1995         1994         1993
                                            -------------  ------------  -----------  -------------
Net asset value, beginning of year            $23.05         $21.92        $23.88       $20.33

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.14)          (.37)(d)      (.36)        (.10)
Net realized and unrealized gain (loss)
  on investments                                5.98           5.36          (.78)        3.65

Net increase (decrease) in net asset
  value from operations                         5.84           4.99         (1.14)        3.55

LESS: DIVIDENDS AND DISTRIBUTIONS
Distributions from net realized gains          (4.81)         (3.86)         (.82)          -0-
Total distributions                            (4.81)         (3.86)         (.82)          -0-
Net asset value, end of period                $24.08         $23.05        $21.92       $23.88

TOTAL RETURN
Total investment return based on
  net asset value (a)                          30.31%         29.87%        (4.92)%      17.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $6,779         $1,611        $1,220         $118
Ratio of expenses to average net assets         2.65%(c)       2.64%         2.48%        2.49%(c)
Ratio of net investment loss to average
  net assets                                   (1.95)%(c)     (1.76)%       (1.96)%      (1.90)%(c)
Portfolio turnover rate                           87%           160%          110%         102%
Average commission rate (e)                   $.0599         $   -0-       $   -0-      $   -0-


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for periods of less than one year is not annualized.

(b)  Commencement of distribution.

(b)  Annualized.

(d)  Based on average shares outstanding.

(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995                                   ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-92.5%
CONSUMER PRODUCTS & SERVICES-28.8%
AIRLINES-5.7%
Alaska Air Group, Inc.*                         180,300     $2,817,187
America West Airlines, Inc.*                    103,200      1,599,600
Mesa Airlines, Inc.*                            145,800      1,485,338
Pittston Services Group                          65,100      1,765,837
USAir Group, Inc.*                              156,100      1,795,150
                                                             9,463,112

APPAREL-2.5%
Jones Apparel Group, Inc.*                       39,400      1,403,625
Nautica Enterprises, Inc.*                       78,375      2,684,344
                                                             4,087,969

BROADCASTING & CABLE-3.0%
Cablevision Systems Corp. Cl.A*                  23,700      1,413,112
CD Radio, Inc.*                                 119,400        485,063
Infinity Broadcasting Corp. Cl.A*                78,800      2,580,700
Valuevision International, Inc.*                 80,000        470,000
                                                             4,948,875

COSMETICS-1.1%
Jean Philippe Fragrances, Inc.*                 168,350      1,767,675

ENTERTAINMENT & LEISURE-1.0%
Heritage Media Corp.*                            55,000      1,656,875

REAL ESTATE-0.5%
Summit Properties, Inc.                          47,800        902,225

RESTAURANTS & LODGING-4.6%
HFS, Inc.*                                       46,200      2,419,725
Host Marriott Corp.*                            204,300      2,528,213
La Quinta Inns, Inc.                             57,200      1,601,600
Red Lion Hotels, Inc.*                           45,800        961,800
                                                             7,511,338

RETAILING-9.6%
Bed Bath & Beyond, Inc.*                         74,300      2,266,150
Corporate Express, Inc.*                         68,700      1,674,562
Industrie Natuzzi S.p.A. (ADR)(a)                78,700      2,803,687
Musicland Stores, Inc.*                         114,400        972,400
Nine West Group, Inc.*                          145,800      6,633,900
Staples, Inc.*                                   49,750      1,405,438
                                                            15,756,137

OTHER-0.8%
Robert Mondavi Corp. Cl.A*                       51,600      1,315,800
                                                            47,410,006

TECHNOLOGY-24.8%
COMMUNICATIONS EQUIPMENT-2.6%
Ascend Communications, Inc*                      10,800        864,000
Dionex Corp.*                                    33,000      1,724,250
Scientific-Atlanta, Inc.                         53,000        894,375
Stratacom, Inc.*                                 15,000        828,750
                                                             4,311,375

COMPUTER PERIPHERALS-2.8%
Komag, Inc.*                                     31,700      2,072,387
Lam Research Corp.*                              14,200        848,450
Quantum Corp.*                                   44,400        971,250
Read-Rite Corp.*                                 20,900        762,850
                                                             4,654,937

COMPUTER SOFTWARE & SERVICES-6.8%
Cadence Design Systems, Inc.*                    29,800      1,169,650
Checkfree Corp.*                                 13,100        262,000
Computer Management Sciences, Inc.*               3,400         57,800
Hummingbird Communications, Ltd.*                37,600      1,400,600
Informix Corp.*                                 125,800      4,088,500
Intersolv, Inc.*                                 60,100      1,209,512
Mentor Graphics Corp.*                           52,400      1,093,850


6



                                                     ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
Symantec Corp.*                                  45,800    $ 1,374,000
Wang Labs, Inc.*                                 31,700        503,238
                                                            11,159,150

ELECTRONICS-0.8%
Kemet Corp.*                                     37,400      1,280,950

TELECOMMUNICATIONS-11.8%
Adtran, Inc.*                                    22,100        767,975
Glenayre Technologies, Inc.*                     12,850        925,200
Millicom International Cellular, S.A.*          119,400      3,835,725
Ortel Corp.*                                     78,300      1,096,200
Telephone and Data Systems, Inc.                138,700      5,825,400
Tellabs, Inc.*                                   20,200        850,925
United States Cellular Corp.*                   110,800      4,044,200
Vanguard Cellular Systems, Inc. Cl.A*            81,200      2,080,750
                                                            19,426,375
                                                            40,832,787


HEALTH CARE-15.1%
BIOTECHNOLOGY-1.4%
Centocor, Inc.*                                  61,000        663,375
Cephalon, Inc.*                                  36,000        990,000
Medimmune, Inc.*                                 57,800        643,025
                                                             2,296,400

DRUGS, HOSPITAL SUPPLIES & MEDICAL SERVICES-13.7%
Apria Healthcare Group, Inc.*                    80,280      1,986,930
Community Health Systems, Inc.*                  92,500      3,734,688
Healthwise of America, Inc.*                    150,300      4,208,400
Manor Care, Inc.                                 34,800      1,183,200
Medcath, Inc.*                                  107,600      1,990,600
Physician Reliance Network, Inc.*                91,400      3,381,800
Sun Healthcare Group, Inc.*                     225,400      2,902,025
Surgical Care Affiliates, Inc.                   90,300      2,099,475
Ventritex, Inc.*                                 54,600      1,173,900
                                                            22,661,018
                                                            24,957,418

ENERGY-11.9%
OIL & GAS SERVICES-10.3%
Arethusa, Ltd.                                  113,250      2,335,781
BJ Services Co.*                                 50,900      1,285,225
Global Marine, Inc.*                            499,600      3,559,650
Noble Drilling Corp.*                           286,200      2,218,050
Reading & Bates Corp.*                          428,400      5,140,800
Rowan Cos., Inc.*                               320,100      2,400,750
                                                            16,940,256

OTHER-1.6%
Diamond Shamrock, Inc.                          110,200      2,713,675
                                                            19,653,931

FINANCIAL SERVICES-6.4%
BANKS-1.1%
First USA, Inc.                                  32,600      1,768,550

INSURANCE-4.7%
National Re Corp.                                60,700      2,147,262
PXRE Corp.                                       30,100        820,225
Roosevelt Financial Group, Inc.                  65,500      1,154,438
Twentieth Century Industries, Inc.*             235,400      3,619,275
                                                             7,741,200

OTHER-0.6%
Union Acceptance Corp. Cl.A*                     53,100        995,625
                                                            10,505,375

BASIC INDUSTRIES-5.5%
ELECTRONICS-1.5%
AVX Corp.*                                       66,500      2,227,750
Zycon Corp.*                                     20,300        248,675
                                                             2,476,425


7



PORTFOLIO OF INVESTMENTS (CONTINUED)                 ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
ENVIRONMENTAL CONTROL-1.3%
USA Waste Services, Inc.*                       113,200   $  2,207,400

MACHINERY-0.8%
JLG Industries, Inc.                             29,500      1,327,500

SURFACE TRANSPORTATION & SHIPPING-1.9%
Xtra Corp.                                       71,300      3,163,938
                                                             9,175,263

Total Common Stocks & Other Investments
  (cost $125,569,438)                                      152,534,780


                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)        VALUE
----------------------------------------------------------------------
CORPORATE BONDS-0.9%
COMMUNICATION & EQUIPMENT-0.9%
Intelcom Group, Inc.
  8.00%, 9/17/98(b)(c)
  (cost $1,673,559)                              $1,699     $1,456,386

SHORT-TERM DEBT SECURITIES-8.5%
Federal Home Loan Mortgage Corp.
  6.30%, 10/02/95
  (amortized cost $14,097,532)                   14,100     14,097,532

TOTAL INVESTMENTS-101.9%
  (cost $141,340,529)                                      168,088,698
Other assets less liabilities-(1.9%)                        (3,209,290)

NET ASSETS-100%                                           $164,879,408


*    Non-income producing security.
(a)  Country of origin-Italy.
(b)  Illiquid security, valued at fair value (see Notes A & F).
(c)  Interest on this bond is paid-in-kind.
     Glossary:
     ADR - American Depository Receipt.
     See notes to financial statements.


8



STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995                                   ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $141,340,529)          $168,088,698
  Cash                                                                   24,438
  Receivable for investment securities sold                             318,075
  Receivable for capital stock sold                                      80,032
  Dividends and interest receivable                                      33,595
  Total assets                                                      168,544,838

LIABILITIES
  Payable for investment securities purchased                         1,692,671
  Payable for capital stock redeemed                                  1,343,956
  Advisory fee payable                                                  412,199
  Distribution fee payable                                               40,482
  Accrued expenses                                                      176,122
  Total liabilities                                                   3,665,430

NET ASSETS                                                         $164,879,408

COMPOSITION OF NET ASSETS
  Shares of capital stock, at par                                       $13,725
  Additional paid-in capital                                         96,201,509
  Accumulated net realized gain                                      41,916,370
  Net unrealized appreciation of investments                         26,747,804
                                                                   $164,879,408

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($146,663,499/
    6,071,212 shares of capital stock issued and outstanding)            $24.16
  Sales charge-4.25% of public offering price                              1.07
  Maximum offering price                                                 $25.23

  CLASS B SHARES
  Net asset value and offering price per share ($16,604,423/
    720,979 shares of capital stock issued and outstanding)              $23.03

  CLASS C SHARES
  Net asset value, redemption and offering price per share($1,611,486/
    69,926 shares of capital stock issued and outstanding)               $23.05


See notes to financial statements.


9



STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1995                        ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $4,114)  $ 641,381
  Interest                                               525,071   $ 1,166,452

EXPENSES
  Advisory fee                                         1,503,752
  Distribution fee - Class A                             287,237
  Distribution fee - Class B                             134,166
  Distribution fee - Class C                              12,807
  Transfer agency                                        390,653
  Administrative                                         148,275
  Custodian                                              101,033
  Printing                                                88,152
  Audit and legal                                         87,054
  Registration                                            64,101
  Directors' fees                                         35,750
  Miscellaneous                                           40,212
  Total expenses                                                     2,893,192
  Net investment loss                                               (1,726,740)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                  34,342,023
  Net change in unrealized appreciation of investments               7,569,209
  Net gain on investments                                           41,911,232

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $40,184,492


See notes to financial statements.


10



STATEMENT OF CHANGES IN NET ASSETS                   ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

                                                    YEAR ENDED     YEAR ENDED
                                                   SEPTEMBER 30,  SEPTEMBER 30,
                                                        1995          1994
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $ (1,726,740)  $ (2,438,629)
  Net realized gain on investments                   34,342,023     27,802,854
  Net change in unrealized appreciation
    of investments                                    7,569,209    (34,057,642)
  Net increase (decrease) in net assets
    from operations                                  40,184,492     (8,693,417)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                         (23,368,345)    (6,805,737)
    Class B                                          (2,216,109)      (534,138)
    Class C                                            (172,655)       (50,698)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (20,139,054)   (59,096,002)
  Total decrease                                     (5,711,671)   (75,179,992)

NET ASSETS
  Beginning of year                                 170,591,079    245,771,071
  End of year                                      $164,879,408   $170,591,079


See notes to financial statements.


11



NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995                                   ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Quasar Fund, Inc. (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund offers Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last reported sales price, or, if no sale occurred, at the mean of the bid and asked price at the regular close of the New York Stock Exchange. Over-the-counter securities not traded on national securities exchanges are valued at the mean of the closing bid and asked price. Securities which mature in 60 days or less are valued at amortized cost which approximates market value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

5. RECLASSIFICATION OF NET ASSETS
As the Fund may not utilize net investment losses in future periods for tax purposes, the Fund reclassified net investment losses of $1,726,740 to additional paid-in capital at September 30, 1995. This reclassification had no effect on net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the 'Adviser'), an advisory fee at a quarterly rate equal to .25 of 1% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter. The Adviser has agreed, under the terms of the investment advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Adviser believes that the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. No reimbursement was required for the year ended September 30, 1995. Pursuant to the advisory


12



                                                     ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

agreement, the Fund paid $148,275 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended September 30, 1995.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $291,350 for the year ended September 30, 1995.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $6,484 from the sales of Class A shares and $72,236 in contingent deferred sales charges imposed upon redemption by shareholders of Class B shares for the year ended September 30, 1995.

Brokerage commissions paid on securities transactions for the year ended September 30, 1995 amounted to $742,458, of which $9,305 was paid to affiliated brokers.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to 0.30% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $764,753 and $159,240 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods, so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, (excluding short-term investments), aggregated $232,454,092 and $280,514,164, respectively, for the year ended September 30, 1995. At September 30, 1995, the cost of securities for federal income tax purposes was $141,700,353. Accordingly, gross unrealized appreciation of investments was $31,262,644 and gross unrealized depreciation of investments was $4,874,299, resulting in net unrealized appreciation of $26,388,345.


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)            ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 150,000,000 shares of $.002 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 50,000,000 authorized shares. Transactions in capital stock were as follows:


                                  SHARES                      AMOUNT
                         ------------------------  ----------------------------
                         YEAR ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED
                           SEP. 30,     SEP. 30,       SEP. 30,      SEP. 30,
                             1995         1994           1995          1994
                         -----------  -----------  -------------  -------------
CLASS A
Shares sold               3,338,142    4,705,316   $ 67,549,983   $109,905,120
Shares issued in
  reinvestment of
  distributions           1,152,408      242,531     19,717,689      5,699,462
Shares redeemed          (5,282,536)  (7,451,665)  (108,851,637)  (174,329,735)
Net decrease               (791,986)  (2,503,818)  $(21,583,965)  $(58,725,153)

CLASS B
Shares sold               1,011,429      480,794   $ 19,591,440   $ 10,693,132
Shares issued in
  reinvestment of
  distributions             103,261       16,646      1,694,515        381,352
Shares redeemed          (1,027,961)    (565,891)   (20,017,278)   (12,697,287)
Net increase (decrease)      86,729      (68,451)  $  1,268,677   $ (1,622,803)

CLASS C
Shares sold                 207,104      199,009   $  4,321,456   $  4,482,922
Shares issued in
  reinvestment of
  distributions               8,223        1,676        135,017         38,404
Shares redeemed            (201,051)    (149,962)    (4,280,239)    (3,269,372)
Net increase                 14,276       50,723   $    176,234   $  1,251,954

_______________________________________________________________________________

NOTEF: ILLIQUID SECURITY

                                                 DATE
                                               ACQUIRED         COST
                                               --------     ----------
Intelcom Group, Inc., 8.00%, 9/17/98            9/16/93     $1,673,559


The security shown above is restricted as to sale and has been valued at fair value in accordance with the procedures described in Note A.

The value of this security at September 30, 1995 was $1,456,386 representing 0.9% of net assets.


14


FINANCIAL HIGHLIGHTS                                 ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                                       CLASS A
                                                            ------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                            ------------------------------------------------------------
                                                               1995          1994        1993        1992        1991
                                                            ------------  ----------  ----------  ----------  ----------
Net asset value, beginning of year                            $22.65        $24.43      $19.34      $21.27      $15.67

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                             (.22)(d)      (.60)       (.41)       (.24)       (.05)
Net realized and unrealized gain (loss) on investments          5.59          (.36)       6.38       (1.53)       5.71
Net increase (decrease) in net asset value from operations      5.37          (.96)       5.97       (1.77)       5.66

LESS: DISTRIBUTIONS
Dividends from net investment income                              -0-           -0-         -0-         -0-       (.06)
Distributions from net realized gains                          (3.86)         (.82)       (.88)       (.16)         -0-
Total dividends and distributions                              (3.86)         (.82)       (.88)       (.16)       (.06)
Net asset value, end of year                                  $24.16        $22.65      $24.43      $19.34      $21.27

TOTAL RETURN
Total investment return based on net asset value (a)           30.73%        (4.05)%     31.58%      (8.34)%     36.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                     $146,663      $155,470    $228,874    $252,140    $333,806
Ratio of expenses to average net assets                         1.83%         1.67%       1.65%       1.62%       1.64%
Ratio of net investment loss to average net assets             (1.06)%       (1.15)%     (1.00)%      (.89)%      (.22)%
Portfolio turnover rate                                          160%          110%        102%        128%        118%


See footnote summary on page 17.


15



FINANCIAL HIGHLIGHTS (CONTINUED)                     ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR


                                                                                      CLASS B
                                                            ------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                            ------------------------------------------------------------
                                                               1995          1994        1993        1992        1991
                                                            ------------  ----------  ----------  ----------  ----------
Net asset value, beginning of year                            $21.92        $23.88      $19.07      $21.14      $15.66

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                             (.37)(d)      (.53)       (.18)       (.39)       (.13)
Net realized and unrealized gain (loss) on investments          5.34          (.61)       5.87       (1.52)       5.67
Net increase (decrease) in net asset value from operations      4.97         (1.14)       5.69       (1.91)       5.54

LESS: DISTRIBUTIONS
Dividends from net investment income                              -0-           -0-         -0-         -0-       (.06)
Distributions from net realized gains                          (3.86)         (.82)       (.88)       (.16)         -0-
Total dividends and distributions                              (3.86)         (.82)       (.88)       (.16)       (.06)
Net asset value, end of year                                  $23.03        $21.92      $23.88      $19.07      $21.14

TOTAL RETURN
Total investment return based on net asset value (a)           29.78%        (4.92)%     30.53%      (9.05)%     35.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                      $16,604       $13,901     $16,779      $9,454      $7,346
Ratio of expenses to average net assets                         2.65%         2.50%       2.46%       2.42%       2.41%
Ratio of net investment loss to average net assets             (1.88)%       (1.98)%     (1.81)%     (1.67)%     (1.28)%
Portfolio turnover rate                                          160%          110%        102%        128%        118%

See footnote summary on page 17.


16



                                                     Alliance Quasar Fund, Inc.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                       CLASS C
                                            -----------------------------------
                                                                 MAY 3, 1993(B)
                                                                       TO
                                             YEAR ENDED SEP. 30,    SEP. 30,
                                              1995       1994         1993
                                            ----------  --------  -------------
Net asset value, beginning of period        $21.92      $23.88      $20.33

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                           (.37)(d)    (.36)       (.10)
Net realized and unrealized gain (loss)
  on investments                              5.36        (.78)       3.65
Net increase (decrease) in net asset
  value from operations                       4.99       (1.14)       3.55

LESS: DISTRIBUTIONS
Distributions from net realized gains        (3.86)       (.82)         -0-
Total distributions                          (3.86)       (.82)         -0-
Net asset value, end of period              $23.05      $21.92      $23.88

TOTAL RETURN
Total investment return based on
  net asset value (a)                        29.87%      (4.92)%     17.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)    $1,611      $1,220        $118
Ratio of expenses to average net assets       2.64%       2.48%       2.49%(c)
Ratio of net investment loss to
  average net assets                         (1.76)%     (1.96)%     (1.90)%(c)
Portfolio turnover rate                        160%        110%        102%


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for periods of less than one year is not annualized.

(b)  Commencement of distribution.

(c)  Annualized.

(d)  Based on average shares outstanding.


17


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                 ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE QUASAR FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Quasar Fund, Inc. (the 'Fund'), including the portfolio of investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Quasar Fund, Inc. at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
November 3, 1995